UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2013

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income
World Bond

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

■	WORLD BOND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	32

Financial Statements	116

Financial Highlights	124

Notes to the Financial Statements	134

Other Information	164

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

The Goldman Sachs World Bond Fund invests primarily in a portfolio of debt instruments, including bonds, derivatives and other instruments with similar economic exposures. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Expectations that the U.S. Federal Reserve (the “Fed”) might taper its asset purchases via its quantitative easing program primarily drove global fixed income market performance during the six months ended September 30, 2013 (the “Reporting Period”).

When the Reporting Period began in April 2013, spread, or non-government bond, sectors were performing well, as investors sought higher yielding assets in the artificially low interest rate environment created by accommodative monetary policies of central banks around the world. The Fed, for example, maintained its quantitative easing program, through which it purchased approximately $85 billion of U.S. Treasury and mortgage-backed securities every month. In early May 2013, the European Central Bank (“ECB”) cut its main policy interest rate by 25 basis points to a record low 0.50%, citing weak Eurozone economic growth and slowing inflation. (A basis point is 1/100th of a percentage point.)

Meanwhile, U.S. economic data strengthened in late April and through May 2013, led by robust housing data and an improved employment picture. The strengthening trend prompted the Fed in mid-May 2013 to signal a possible reduction, or tapering, of its asset purchases later in 2013. In response to Fed Chair Bernanke’s testimony, government bond yields rose substantially, while spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed indeed withdraw support.

In June 2013, bond investors focused on the U.S. economy and stronger than expected payrolls data, which reinforced expectations the Fed would start tapering its quantitative easing purchases during 2013. Government bond yields continued to rise, as the June Fed meeting and press conference were more hawkish than expected. Spread sectors remained volatile. Meanwhile, European economic data improved, with modest increases in the Eurozone Purchasing Managers indices (“PMI”) and accelerating expansion in the U.K. Japan’s economy continued to respond positively to the policies of its government and central bank. In contrast, China’s economic data raised concerns about the duration and extent of that nation’s slowdown.

During July 2013, the Fed’s tilt toward a reduction in asset purchases continued to drive volatility in the global fixed income markets broadly. Debate over the successor to Fed Chair Bernanke introduced new concerns about future Fed policy. Government bond yields rose during July and continued to climb in August 2013 on speculation that Lawrence Summers, not Fed Vice Chair Janet Yellen, might be the frontrunner. It was widely believed the Fed would become more hawkish under Summers. In the Eurozone, economic data suggested the region had pulled itself out of an extended recessionary period, with manufacturing activity pointing to an expansion for the first time in two years. Elsewhere, China showed signs of modest growth in its industrial and export sectors, suggesting to many that Chinese policymakers would likely be successful in engineering a soft landing for China’s economic slowdown. Meanwhile, in Japan, Prime Minister Abe’s Liberal Democratic Party won an expected but resounding victory in its upper house parliamentary election, allowing the Prime Minister to proceed with the structural reforms outlined in his economic policy.

In mid-September 2013, the Fed surprised the financial markets by announcing it would delay tapering of its quantitative easing program asset purchases, citing concerns about the strength of the U.S. economic recovery and the pressures of fiscal tightening, including tax increases that took effect at the beginning of 2013 and federal spending cuts known as sequestration. Volatility in the spread sectors subsided on the unexpected decision and on the implication the Fed’s commitment to an accommodative monetary policy would persist. Also in September

MARKET REVIEW

2013, Lawrence Summers withdrew himself from consideration as the next Fed Chair. (In October 2013, after the end of the Reporting Period, President Obama nominated Janet Yellen for the post.) However, such reduced volatility in the fixed income markets was short lived. Toward the end of the month, U.S. lawmakers did not reach agreement on a bill to keep the federal government funded after September 30, 2013, which led to the first U.S. government shutdown in 17 years. In the Eurozone, German Chancellor Angela Merkel secured a third term, though her Christian Democratic Union fell just short of an absolute majority, and she had to seek a coalition partner. The Italian government under Prime Minister Enrico Letta received a vote of confidence as former Prime Minister Silvio Berlusconi backed down on a threat to destabilize the ruling coalition in Italy due to a lack of support from his Freedom People party. More broadly, global PMI improved in September 2013, with Asia, Europe and the U.S. all demonstrating month-over-month expansion in manufacturing activity, suggesting to many that the worldwide economic recovery was ongoing.

For the Reporting Period overall, high yield corporate bonds posted the strongest performance within the fixed income market. Mortgage-backed securities, investment grade corporate bonds and commercial mortgage-backed securities also outperformed U.S. Treasury securities during the Reporting Period, but more modestly so. Sovereign emerging market debt was weakest within the fixed income market, as the combination of anticipation of the Fed tapering its quantitative easing program, U.S. economic growth outpacing emerging markets economic growth, and worries over an economic slowdown in China drove a sell-off in the sector during the Reporting Period. Agency securities and asset-backed securities also trailed U.S. Treasury returns, albeit more modestly. Meanwhile, U.S. Treasury yields rose during the Reporting Period across the yield curve, or spectrum of maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 75 basis points to 2.61%. Overall, the U.S. Treasury yield curve steepened during the Reporting Period, with rates on longer-term maturities increasing more than those on shorter-term maturities.

Looking Ahead

At the end of the Reporting Period, the U.S., in our view, was making good progress on the path to sustainable economic growth, and other major economies seemed to be joining the upswing. Leading economic indicators showed broad-based improvement in economic activity, especially in Europe. Going forward, we believe the combination of improving economic growth and ongoing monetary policy accommodation should be positive for spread sector performance. Further, credit fundamentals remained solid at the end of the Reporting Period, including a low number of defaults and strong balance sheets in the corporate sector. Though leverage has increased and merger and acquisition activity has risen, corporate behavior remains moderate, in our view, compared to that seen in the years before the financial crisis. On the other hand, strengthening economic growth, we believe, may well maintain upward pressure on core government yields, particularly in the U.S. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.)

The durability of economic growth outside the U.S. is still unclear. Whereas in the U.S., private sector strength has been offsetting temporary headwinds, such as weak capital expenditure and fiscal tightening, the same quality of growth is not yet evident elsewhere. Improvement in the economies of Eurozone peripheral nations has been coming from a low level, and demand remains weak across the region overall. In Japan, the initial benefits from the yen’s steep decline — the result of government and central bank policy — appeared to be

MARKET REVIEW

subsiding at the end of the Reporting Period, and the prospects for effective corporate reform remained in doubt. China’s economic rebound, in our opinion, has been mainly due to renewed investment, demonstrating policymakers’ determination to hit their 7% to 7.5% economic growth target. However, we are concerned about rising inventories and the softening of policies meant to restrain credit growth in China, which could increase the risk of crisis over the longer term, with possible spillover to the emerging markets broadly. That said, we think the emerging markets are better positioned than in the past to weather shocks, with greater economic growth, lower debt and tighter fiscal policy than many developed countries. At the same time, we expect emerging market debt returns to become more varied in the months ahead according to the strengths and weaknesses of individual economies. Such weaknesses include current account deficits, high foreign liabilities and excessive credit growth.

At the end of the Reporting Period, global liquidity remained quite strong, in our view. Eurozone and U.K. central banks were officially biased to keep interest rates low, and we think the ECB may offer more special loans going forward. The Bank of Japan could ramp up quantitative easing to offset tax hikes next year, and the Fed continues to buy $85 billion of securities per month. While the Fed’s actions and statements suggest the normalization process of monetary policy will likely be gradual, we consider that process to be underway and expect a reduction in its asset purchases by early 2014.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -1.99%, -2.34%, -2.34%, -1.72%, -2.06%, -1.87% and -2.02%, respectively. These returns compare to the -1.77% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection within the U.S. government/agency and municipal bond sectors detracted from the Fund’s performance during the Reporting Period. The security selection strategies in these sectors were partially offset by selection within the collateralized, corporate bond and emerging market debt sectors, which added value.

A primary contributor to Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively, albeit more modestly, to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Selections of U.S. securities within the government/ agency sector detracted from the Fund’s relative results. So, too, did selection of municipal securities, especially in September 2013.

Individual issue selection within the collateralized, corporate bond and emerging market debt sectors added value. Within the collateralized sector, selection of agency mortgage-backed security pass-throughs and collateralized mortgage obligations helped most. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Within the corporate bond sector, choices amongst investment grade financial and industrial securities proved particularly effective. Within the emerging market debt sector, selections of external Brazilian debt contributed most positively to the Fund’s performance.

An overweighted allocation to corporate bonds, implemented via our cross-sector strategy, contributed positively to the Fund’s performance during the Reporting Period, despite an increase in volatility following comments by the Federal Reserve (the “Fed”) regarding the potential for tapering its asset purchases.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning had a positive impact on its results during the Reporting Period. Early in the second calendar quarter, a short duration position in the U.S. relative to the Barclays Index detracted, as interest rates declined on mixed economic data. Later in the Reporting Period, the Fund’s short U.S. duration position compared to that of the Barclays Index contributed positively to results, as U.S. Treasury yields began a rising trend after the fixed income market reacted to the Fed’s mid-May 2013 comments that it could begin tapering asset purchases earlier than the market had

PORTFOLIO RESULTS

anticipated. The Fund’s long European duration position detracted in June 2013, but the same positioning contributed positively to performance in September 2013 when interest rates moved lower.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we adjusted the Fund’s duration positioning as market conditions shifted. We maintained the Fund’s short U.S. duration stance relative to that of the Barclays Index for most of the Reporting Period in the face of expected Fed tapering. However, we did move to a more neutral U.S. duration position toward the end of the Reporting Period as a result of the withdrawal of Lawrence Summers’ candidacy for Fed chair and in anticipation of the September 2013 Fed meeting.

From a sector perspective, the Fund began the Reporting Period with an overweight position in corporate bonds, but we trimmed the position to an underweight relative to the Barclays Index during the summer months, as volatility increased and due to the weak seasonal period. We maintained a bias toward lower quality investment grade corporate bonds during these months. After the Fed announced in mid-September that it would keep pace with its asset purchase program, surprising the market that it would not yet begin to taper, we re-established the Fund’s overweight exposure to corporate bonds.

Amongst agency mortgage-backed securities, the Fund maintained a modest overweight exposure to agency multi-family securities, while shifting between an underweight and neutral position relative to the Barclays Index in agency mortgage-backed security pass-throughs.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	At the end of September 2013, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities and investment grade corporate bonds, with an emphasis in the latter on the financials industry. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities and commercial mortgage-backed securities. The Fund had a rather neutral position compared to the Barclays Index in residential mortgage-backed securities overall. However, within the residential mortgage-backed securities sector, the fund had an overweighted allocation to agency collateralized mortgage obligations and non-U.S. mortgage-backed securities and an underweighted exposure to mortgage-backed security pass-throughs. The Fund also had a rather neutral position compared to the Barclays Index in quasi-government bonds, emerging market debt and covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a neutral overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of September 30, 2013

PERFORMANCE REVIEW

April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.99%	-1.77%	1.82%	1.82%
Class B	-2.34	-1.77	1.16	1.16
Class C	-2.34	-1.77	1.16	1.16
Institutional	-1.72	-1.77	2.23	2.23
Service	-2.06	-1.77	1.74	1.74
Class IR	-1.87	-1.77	2.14	2.14
Class R	-2.02	-1.77	1.65	1.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.19%	5.13%	3.48%	4.94%	5/1/97
Class B	-7.06	4.80	3.25	4.80	5/1/97
Class C	-3.15	5.19	3.12	4.26	8/15/97
Institutional	-1.01	6.31	4.25	5.65	1/5/94
Service	-1.59	5.78	3.74	5.10	3/13/96
Class IR	-1.20	6.20	N/A	3.90	11/30/07
Class R	-1.60	5.72	N/A	3.43	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Plus Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -1.36%, -1.83%, -1.83%, -1.19%, -1.44%, -1.24% and -1.58%, respectively. These returns compare to the -1.77% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	A primary contributor to Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively, albeit more modestly, to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection within the collateralized and corporate bond sectors also added value during the Reporting Period. The security selection strategies in these sectors more than offset selection within the emerging market debt and U.S. government/agency sectors, which detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Positioning in non-agency mortgage-backed securities, implemented via our cross-sector strategy, contributed positively to the Fund’s performance during the Reporting Period, as continued improvement in the housing market provided support for the sector. April 2013, in particular, proved to be a strong month for non-agency mortgage-backed securities, as a strong technical, or supply/demand, environment carried over from the first calendar quarter. Exposure to corporate bonds also contributed positively to the Fund’s performance, despite an increase in volatility following comments by the Federal Reserve (the “Fed”) regarding the potential for tapering its asset purchases.

Individual issue selection within the collateralized and corporate bond sectors added value. Within the collateralized sector, selection of non-agency collateralized mortgage obligations helped most. Within the corporate bond sector, choices amongst investment grade industrial securities, with a lower quality bias, proved particularly effective.

On the other hand, choices made within the emerging market debt sector detracted from the Fund’s relative results, as the combination of Fed tapering, U.S. economic growth outpacing economic growth in emerging markets, and China worries created headwinds for the sector throughout the third calendar quarter. Selection of government/agency securities also detracted from the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning had a positive impact on its results during the Reporting Period. The Fund maintained a long duration position in both the U.S. and Germany, concentrated in the intermediate segment of the yield curve. This helped as yields generally moved lower. After a strong start to 2012, risk markets declined in the second quarter of the year on further evidence of slowing global economic growth and renewed tensions in Europe. As a result, core government

PORTFOLIO RESULTS

bond markets rallied, driving U.S. and German government bond yields to multi-decade lows. Though risk assets recovered during the third calendar quarter, the Fed confirmed its commitment to keeping short-term interest rates near zero through at least mid-2015 and committed to a third round of quantitative easing in an open-ended program. Nearly simultaneously, the European Central Bank offered potentially unlimited government bond purchases on a formal request for aid. These central bank policies kept interest rates pinned low, and thus the Fund’s duration positioning contributed positively to its results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, as mentioned earlier, we adjusted the Fund’s duration positioning as market conditions shifted. We maintained the Fund’s short U.S. duration stance relative to that of the Barclays Index for most of the Reporting Period in the face of expected Fed tapering. However, we did move to a more neutral U.S. duration position toward the end of the Reporting Period as a result of the withdrawal of Lawrence Summers’ candidacy for Fed chair and in anticipation of the September 2013 Fed meeting. We also tactically managed duration positioning in Japan, moving from a short duration stance early in the second calendar quarter to a modestly long duration stance later in the Reporting Period when aggressive policy stimulus was announced by the Bank of Japan. The Fund ended the Reporting Period with a neutral duration position in Japanese rates.

From a sector perspective, the Fund began the Reporting Period with an overweight position in corporate bonds, but we subsequently trimmed the position to a rather neutral allocation relative to the Barclays Index as unfavorable seasonal factors were expected during the summer months. We maintained a bias toward lower quality investment grade corporate bonds during these months. After the Fed announced in mid-September 2013 that it would keep pace with its asset purchase program, surprising the market that it would not yet begin to taper, we re-established the Fund’s overweight exposure to corporate bonds.

Amongst agency mortgage-backed securities, the Fund maintained an overweight exposure to agency multi-family securities, while shifting between an underweight and neutral position relative to the Barclays Index in agency mortgage-backed security pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

We maintained the Fund’s overweighted allocation to non-agency mortgage-backed securities throughout the Reporting Period given positive housing market fundamentals. Such positioning proved to be a positive contributor to the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

We reduced the Fund’s exposure to emerging market debt during the Reporting Period in light of the sell-off experienced in the sector through the beginning of the third calendar quarter.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	At the end of September 2013, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities, high yield corporate bonds, emerging market debt, investment grade corporate bonds, residential mortgage-backed securities and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities, commercial mortgage-backed securities and quasi-government securities. The Fund had a neutral overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund

as of September 30, 2013

PERFORMANCE REVIEW

April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.36%	-1.77%	2.40%	2.10%
Class B	-1.83	-1.77	1.75	1.45
Class C	-1.83	-1.77	1.76	1.45
Institutional	-1.19	-1.77	2.84	2.55
Service	-1.44	-1.77	2.33	2.02
Class IR	-1.24	-1.77	2.74	2.43
Class R	-1.58	-1.77	2.25	1.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	-3.19%	6.25%	4.62%	11/30/06
Class B	-5.16	5.89	4.89	6/20/07
Class C	-1.17	6.28	4.41	11/30/06
Institutional	1.01	7.45	5.57	11/30/06
Service	0.51	6.93	5.53	6/20/07
Class IR	0.82	7.27	5.34	11/30/07
Class R	0.33	6.78	4.86	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.83%	0.98%
Class B	1.58	1.73
Class C	1.58	1.73
Institutional	0.49	0.64
Service	0.99	1.13
Class IR	0.58	0.73
Class R	1.08	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.92%, -1.30%, -1.31%, -0.75%, -1.02% and -0.80%, respectively. These returns compare to the -0.92% cumulative total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Primary contributors to the Fund’s performance were our country, cross-sector and duration strategies. Within our country strategy, our five-year versus five-year relative value trading proved most effective. (The strategy looks at various countries, both developed and emerging market, for relative value opportunities.) Our long U.S. versus short Japan trade also proved to be beneficial, particularly in April 2013. Overall, the Fund’s positioning in the U.S. and Australia contributed positively to results, while positioning in Germany and Spain detracted. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our currency strategy detracted from the Fund’s results. An overweight position in the Mexican peso and tactical positioning in the euro hurt most.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s tactical overweights to corporate bonds and to non-agency mortgage-backed securities contributed positively to its performance as did our tactical positioning within the agency mortgage-backed securities sector. Bottom-up individual issue selection within the emerging market debt, government/agency and collateralized sectors also boosted the Fund’s relative results during the Reporting Period.

Conversely, overweighted allocations to asset-backed securities and emerging market debt detracted from the Fund’s results during the Reporting Period. Within the corporate bond sector, our regional positioning hurt performance modestly.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The combined effect of the Fund’s duration and yield curve positioning contributed positively to results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. Particularly benefiting the Fund’s results was our tactical short U.S. duration position relative to the Barclays Index maintained through most of the third calendar quarter, as U.S. yields rose through mid-September 2013 on expectations of a withdrawal of accommodative monetary policy by the U.S. Federal Reserve (the “Fed”). As it turns out, at its mid-September 2013 meeting, the Fed surprised markets by delaying the widely-anticipated reduction in asset

PORTFOLIO RESULTS

purchases, with Fed Chair Ben Bernanke citing persistent concerns about the strength of the U.S. economic recovery and the pressure of fiscal tightening.

The Fund’s short duration bias to the Japanese government bond yield curve also proved beneficial, particularly during the second quarter of 2013, when global government bond yields broadly increased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. We increased the Fund’s weightings in commercial mortgage-backed securities, established a position in municipal bonds and reduced the Fund’s relative exposure to quasi-government securities, asset-backed securities, residential mortgage-backed securities and investment grade corporate bonds. We increased the Fund’s position in cash.

From a country perspective, we decreased the Fund’s exposure to Italy from an overweight position to an underweight position relative to the Barclays Index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	At the end of September 2013, the Fund had overweighted allocations relative to the Barclays Index in collateralized securities, including asset-backed securities and commercial mortgage-backed securities, as well as in emerging market debt and municipal bonds. The Fund had underweighted exposure relative to the Barclays Index in government securities and quasi-government securities and was rather neutral to the Barclays Index in corporate bonds, both investment grade and high yield, residential mortgage-backed securities and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had a sizable position in cash at the end of the Reporting Period.

From a country perspective, the Fund was neutral relative to the benchmark in the Eurozone overall, but within the region, was underweight Spain, Italy and Ireland and overweight Germany, France and Slovenia at the end of the Reporting Period. The Fund was underweight relative to the Barclays Index in the U.K., Japan and the U.S. The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond Index (Gross, USD, hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.92%	-0.92%	1.34%	1.02%
Class B	-1.30	-0.92	0.66	0.34
Class C	-1.31	-0.92	0.65	0.33
Institutional	-0.75	-0.92	1.72	1.40
Service	-1.02	-0.92	1.23	0.91
Class IR	-0.80	-0.92	1.64	1.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond Index (Gross, USD, hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.73%	5.23%	3.73%	5.47%	8/2/91
Class B	-4.71	4.83	3.50	4.90	5/1/96
Class C	-0.70	5.22	3.37	4.10	8/15/97
Institutional	1.40	6.38	4.52	5.93	8/1/95
Service	0.88	5.84	4.00	4.81	3/12/97
Class IR	1.24	N/A	N/A	3.52	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	1.15%
Class B	1.79	1.90
Class C	1.79	1.90
Institutional	0.69	0.81
Service	1.19	1.31
Class IR	0.79	0.90

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/13	as of 3/31/13
U.S. Dollar[7]	48.6%	56.7%
Euro	25.7	28.2
Japanese Yen	8.1	7.1
British Pound	3.6	2.7
Canadian Dollar	2.0	2.4
Swedish Krona	0.9	1.1
Mexican Peso	0.9	0.9
South Korean Won	0.7	0.8
Danish Krone	0.6	0.6
Australian Dollar	0.6	0.7
South African Rand	0.5	1.0
Czech Koruna	0.1	0.0
Russian Ruble	0.0	0.3

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 9/30/13 and 3/31/13 would have been 51.3% and 56.7%, respectively.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 1.25%, 0.87%, 1.43%, 1.28% and 1.13%, respectively. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Overall, the Fund’s performance was driven by a pro-global economic growth view, including a constructive view on the U.S. economy expressed via sizable positions in corporate bonds and mortgage-backed securities. Additionally, the ability to hedge duration risk around the possibility of rising U.S. interest rates modestly helped the Fund’s performance.

Within our top-down strategies, our cross-sector, country selection and duration strategies contributed positively to Fund performance. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Within our country strategy, relative value trades of favoring Europe over the U.K. and favoring the U.S. versus Japan added value, as did our five-year versus five-year country valuation strategy. (The strategy looks at various countries, both developed and emerging market, for relative value opportunities.) Duration is a measure of the Fund’s sensitivity to changes in interest rates. Bottom-up individual issue selection within the mortgage-backed securities sector also added value during the Reporting Period.

Detracting from the Fund’s performance was our currency, emerging market debt and government/agency strategies. These strategies reflect any active views we take on these particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s sizable exposures to corporate bonds and to non-agency mortgage-backed securities contributed positively to its performance. Additionally, our individual issue selection within the mortgage-backed securities sector boosted results.

Conversely, within our currency strategy, our long position in the Mexican peso weighed on results. Within emerging market debt, the Fund’s Brazilian yield curve positioning detracted from performance. Our forward positioning on the U.S. and U.K. yield curves within our government/agency strategy produced negative returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s tactical duration and yield curve positioning contributed positively, albeit modestly, to results during the Reporting Period. Early in the Reporting Period, the Fund was long the U.S. Treasury yield curve. We then moved to a short duration on the U.S. Treasury yield curve and maintained that stance from May through September 2013. Such positioning helped overall, as interest rates rose during the Reporting Period as a whole on speculation the Federal Reserve (the “Fed”) would taper its quantitative easing program at its mid-September 2013 meeting. U.S. economic data also continued to improve,

PORTFOLIO RESULTS

particularly in the housing sector, causing rates to increase in anticipation of further recovery. The 10-year U.S. Treasury yield ended the Reporting Period 75 basis points higher at 2.61% . (A basis point is 1/100th of a percentage point.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. During the Reporting Period, we generally reduced risk heading into a time of uncertainty that included surprises around Fed monetary policy and leadership, Syrian tensions and U.S. lawmakers’ failure to sign a continuing resolution in time to prevent a partial U.S. government shutdown.

We shifted the Fund’s duration positioning during the Reporting Period from a long U.S. duration position at the beginning of the Reporting Period to a short U.S. duration position in May 2013, which we maintained and even added to before ending the Reporting Period with a rather neutral U.S. duration stance, as the Fed delayed its tapering at its mid-September 2013 meeting and as Lawrence Summers surprisingly exited from the running for next Fed chair.

We reduced the Fund’s exposure to corporate bonds and mortgage-backed securities, although we maintained the Fund’s sizable positions. We increased the Fund’s exposure to emerging market debt, as sell-offs in the sector created value, in our view, especially over the longer-term horizon. We established a position in high quality, long-dated municipal bonds, as prior underperformance of the sector drove valuations to what we considered to be attractive levels.

Q	How was the Fund positioned at the end of September 2013?

A	At the end of September 2013, the Fund had the majority of its total net assets invested in U.S. government securities, followed by agency and non-agency mortgage-backed securities and emerging market debt. The Fund also maintained exposure at the end of the Reporting Period to commercial mortgage-backed securities, municipal bonds, collateralized loan obligations, high yield corporate bonds, investment grade corporate bonds, quasi-government securities, corporate bank loans and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.)

The Fund’s largest duration position at the end of the Reporting Period was its long duration position in Europe. The Fund had a more modest long duration position in Canada. The Fund maintained short duration positions in the U.S., Japan and the U.K. The Fund had a short duration overall relative to the LIBOR Index at the end of the Reporting Period.

From a currency perspective, the Fund maintained long currency positions in the U.S. dollar and, to a significantly more modest degree, in the euro, the Mexican peso, the Russian ruble and the Philippine peso. The Fund was short the Chinese renminbi, the Swiss franc, the Swedish krona and the Indonesian rupiah at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.25%	0.14%	1.83%	1.83%
Class C	0.87	0.14	1.14	1.14
Institutional	1.43	0.14	2.24	2.24
Class IR	1.28	0.14	2.15	2.15
Class R	1.13	0.14	1.65	1.65

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Since Inception	Inception Date
Class A	2.79%	3.63%	6/30/10
Class C	4.99	4.07	6/30/10
Institutional	7.19	5.20	6/30/10
Class IR	6.99	5.08	6/30/10
Class R	6.59	4.58	6/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.99%	0.99%
Class C	1.74	1.74
Institutional	0.65	0.65
Class IR	0.74	0.74
Class R	1.23	1.23

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

PORTFOLIO RESULTS

Goldman Sachs World Bond Fund

Investment Objective

The Fund seeks total return, emphasizing current income, and, to a lesser extent, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs World Bond Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -1.87%, -2.27%, -1.80%, -1.79% and -2.11%, respectively. These returns compare to the -1.72% cumulative total return of the Fund’s benchmark, the Barclays Global Sovereign Fiscal Strength Index (Gross, USD, Unhedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our currency strategy detracted from the Fund’s results. To a more modest degree, our cross-sector strategy also hampered returns. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Such detractors were partially offset by our country and duration strategies, which contributed most positively to the Fund’s performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection in emerging market debt and government/agency securities added value. There were no significant detractors from an individual issue selection perspective during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund was invested primarily in fixed income instruments issued by U.S. and non-U.S. governments and in sovereign-related debt. Yields across local and external debt peaked during early September, as markets priced in the potential for Federal Reserve (“Fed”) tapering of its asset purchases via its quantitative easing program. Yields subsequently retraced these moves following the announcement in mid-September 2013 that such tapering would be delayed.

Our individual issue selection within the emerging market debt and government/agency sectors contributed positively to the Fund’s performance. Within the emerging market debt sector, exposure to Indonesian and South African rates added to returns. Within the government/agency sector, exposure to the two-year to six-year segment of the U.S. Treasury yield curve proved most beneficial. Yield curve indicates the spectrum of maturities within a particular sector.

Through most of the Reporting Period, the Fund had an underweighted exposure relative to the Barclays Index in government securities and an overweight relative to the Barclays Index in emerging market debt. The Fund’s positioning in government securities proved prudent, as tapering talk from the Fed prompted a rise in developed market government bond yields during the Reporting Period. The Fund’s positioning in emerging market debt detracted, as the combination of anticipation of Fed tapering its quantitative easing program, U.S. economic growth outpacing economic growth in emerging markets, and China worries created headwinds and drove a sell-off in the sector during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration positioning contributed positively to results during the Reporting Period, most especially in August and September 2013. Overall, the Fund maintained a shorter duration than the Barclays Index during the Reporting Period, although the Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduce risk through volatile

PORTFOLIO RESULTS

markets. We began the Reporting Period with the Fund having a longer duration than the Barclays Index. We then shifted to a comparatively shorter duration than the Barclays Index toward the end of June 2013 and maintained this stance through the remainder of the Reporting Period.

Within the strategy, the Fund’s short duration positioning in the U.S. and Japan relative to the Barclays Index contributed most. More specifically, the Fund’s short position at the 10-year segment of the U.S. Treasury yield curve and a short position at the seven-year segment of the Japanese government bond curve were the primary contributors, as yields rose during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies, especially our country strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Given the Fund’s launch on November 30, 2012, it was not so much a matter of making changes during the Reporting Period but of continuing to build the portfolio in accordance with the Fund’s principal investment strategies.

That said, as mentioned earlier, we adjusted the Fund’s duration positioning as market conditions shifted during the Reporting Period. We reduced the Fund’s duration, decreasing interest rate exposure given prospects of the Fed tapering. We also implemented a five-year versus five-year relative value trading strategy within our country strategy using interest rate swaps. The strategy looks at ten developed countries, i.e. those of the G10, versus six emerging market countries for relative value opportunities. (The G10 are actually eleven industrialized nations that meet on an annual basis to consult each other and to debate and cooperate on international financial matters. The emerging market countries we look at via this strategy are Brazil, South Korea, Malaysia, Mexico, Poland and South Africa.)

Q	How was the Fund positioned relative to its benchmark index at the end of September 2013?

A	At the end of September 2013, the Fund had an underweighted allocation relative to the Barclays Index in U.S. Treasuries. The Fund also had an underweighted exposure relative to the Barclays Index in emerging market debt. The Fund had a sizable position in cash at the end of the Reporting Period. The Fund had an underweight in foreign sovereign bonds in duration terms relative to the Barclays Index.

From a country perspective, the Fund was overweight relative to the Barclays Index in Germany and the U.S. at the end of September 2013. The Fund was underweight relative to the Barclays Index in Japan, Spain and the emerging markets overall. The Fund was neutral to the Barclays Index in Australia, Canada, Denmark, France, Ireland, Italy, Norway, Sweden and the U.K. at the end of the Reporting Period.

In terms of currencies, the Fund was underweight the U.S. dollar and the Swiss franc compared to the Barclays Index at the end of the Reporting Period and overweight relative to the Barclays Index in the euro. The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

World Bond Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays Global Sovereign Fiscal Strength Weighted Index (Gross, USD, Unhedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.87%	-1.72%	1.22%	-5.86%
Class C	-2.27	-1.72	0.53	-6.80
Institutional	-1.80	-1.72	1.60	-5.77
Class IR	-1.79	-1.72	1.56	-5.81
Class R	-2.11	-1.72	0.99	-6.35

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Sovereign Fiscal Strength Weighted Index (Gross, USD, Unhedged) family is a new rules-based alternative weight benchmark offering that uses fundamental measures of fiscal sustainability to depart from market capitalization country weights in existing bond indices. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	Since Inception	Inception Date
Class A	-6.20%	11/30/12
Class C	-4.11	11/30/12
Institutional	-2.36	11/30/12
Class IR	-2.38	11/30/12
Class R	-2.88	11/30/12

[4]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	4.14%
Class C	1.78	5.46
Institutional	0.71	4.37
Class IR	0.86	4.53
Class R	1.31	4.96

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/13	as of 3/31/13
Euro	30.3%	19.1%
U.S. Dollar[7]	18.0	37.0
Japanese Yen	5.6	5.4
British Pound	4.3	5.0
Russian Ruble	3.5	5.2
Colombian Peso	3.2	1.1
Turkish Lira	3.0	1.9
Mexican Peso	2.7	4.7
Australian Dollar	2.7	2.6
Polish Zloty	2.7	1.6
Other Currencies	11.8	12.8

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 9/30/13 and 3/31/13 would have been 27.4% and 37.8%, respectively.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 32.6%
	Automotive – 0.6%
	Delphi Corp.(a)
	$775,000	5.000%		02/15/23	$803,094
	Ford Motor Credit Co. LLC
	3,575,000	3.984		06/15/16	3,775,799
	1,875,000	8.000		12/15/16	2,216,418

					6,795,311

	Banks – 8.5%
	Abbey National Treasury Services PLC
	1,750,000	2.875		04/25/14	1,770,752
GBP	1,600,000	2.113	(b)	02/16/15	2,634,017
	ANZ Capital Trust II(a)(c)
	$4,525,000	5.360		12/15/49	4,552,150
	Bank of America Corp.
	1,650,000	6.000		09/01/17	1,874,722
	3,225,000	5.750		12/01/17	3,645,367
	825,000	5.700		01/24/22	922,196
	Bank of Scotland PLC(c)
	400,000	5.250		02/21/17	446,822
	Barclays Bank PLC(c)
	2,725,000	6.050		12/04/17	3,026,914
	BB&T Corp.(a)
	2,025,000	1.600		08/15/17	2,006,905
	Capital One Financial Corp.
	2,225,000	1.000		11/06/15	2,210,021
	Citigroup, Inc.
	4,650,000	5.000		09/15/14	4,826,587
	1,000,000	3.375		03/01/23	948,462
	Commonwealth Bank of Australia(a)(b)(c)
	3,740,000	6.024		03/15/49	3,917,650
	Compass Bank
	1,950,000	5.500		04/01/20	1,973,618
	Credit Suisse AG(c)
	1,475,000	6.500		08/08/23	1,516,151
	Discover Bank
	492,000	8.700		11/18/19	623,788
	Discover Financial Services
	1,583,000	3.850		11/21/22	1,502,185
	ING Bank NV(c)
	4,500,000	2.000		09/25/15	4,561,245
	Intesa Sanpaolo SPA
	1,475,000	3.125		01/15/16	1,474,946
	2,275,000	3.875		01/16/18	2,238,239
	JPMorgan Chase & Co.
	1,625,000	3.250		09/23/22	1,531,694
	Northern Rock Asset Management PLC(c)
	8,900,000	5.625		06/22/17	10,105,539
	Regions Bank
	1,575,000	7.500		05/15/18	1,854,458
	Regions Financial Corp.
	3,475,000	5.750		06/15/15	3,732,150
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	3,650,000	7.191		07/30/49	3,905,500
	Royal Bank of Scotland PLC
	2,825,000	2.550		09/18/15	2,880,727
	1,025,000	9.500	(a)(b)	03/16/22	1,178,750

	Corporate Obligations – (continued)
	Banks – (continued)
	Santander Holdings USA, Inc.(a)
	$1,400,000	3.000		09/24/15	1,437,116
	Sovereign Bank
	975,000	8.750		05/30/18	1,168,348
	Sparebank 1 Boligkreditt AS(c)
	9,900,000	2.625		05/27/16	10,295,185
	600,000	1.750		11/15/19	571,980
	Standard Chartered PLC(c)
	1,700,000	5.500		11/18/14	1,787,550
	2,550,000	3.950		01/11/23	2,398,655
	SunTrust Banks, Inc.(a)
	2,450,000	3.600		04/15/16	2,584,216
	U.S. Bancorp
	3,750,000	3.442		02/01/16	3,914,091
	Union Bank NA
	4,800,000	2.125		06/16/17	4,805,907

					100,824,603

	Brokerage – 0.8%
	Merrill Lynch & Co., Inc.
	2,950,000	6.400		08/28/17	3,388,824
	Morgan Stanley, Inc.
	5,625,000	6.625		04/01/18	6,518,461

					9,907,285

	Chemicals – 0.6%
	Eastman Chemical Co.
	1,925,000	2.400		06/01/17	1,947,295
	Ecolab, Inc.
	4,650,000	1.450		12/08/17	4,564,307
	LYB International Finance BV
	1,050,000	4.000		07/15/23	1,036,712

					7,548,314

	Construction Machinery – 0.2%
	Caterpillar, Inc.
	2,275,000	3.803		08/15/42	1,947,576

	Consumer Products – 0.7%
	Avon Products, Inc.
	3,425,000	4.600		03/15/20	3,541,293
	Deere & Co.(a)
	1,525,000	3.900		06/09/42	1,362,308
	Kimberly-Clark Corp.
	3,125,000	3.700		06/01/43	2,708,057

					7,611,658

	Distributor(c) – 0.2%
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
	1,700,000	5.500		09/30/14	1,763,750

	Electric – 1.0%
	Florida Power & Light Co.(a)
	2,132,000	4.125		02/01/42	1,981,719
	Ipalco Enterprises, Inc.(a)
	1,175,000	5.000		05/01/18	1,219,063
	NV Energy, Inc.
	2,075,000	6.250		11/15/20	2,396,625

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
PPL WEM Holdings PLC(a)(c)
$2,290,000	5.375%		05/01/21	$2,491,325
Puget Sound Energy, Inc.(a)(b)
1,180,000	6.974		06/01/67	1,227,200
Ruwais Power Co. PJSC(c)
740,000	6.000		08/31/36	764,050
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	1,774,720

				11,854,702

Energy – 2.8%
Anadarko Petroleum Corp.
1,330,000	6.375		09/15/17	1,548,020
BG Energy Capital PLC(a)(b)
3,375,000	6.500		11/30/72	3,595,292
CNOOC Curtis Funding No. 1 Pty Ltd.(c)
700,000	4.500		10/03/23	705,384
Dolphin Energy Ltd.(c)
1,244,775	5.888		06/15/19	1,359,917
1,760,000	5.500		12/15/21	1,927,799
Ecopetrol SA
490,000	5.875		09/18/23	511,885
Gaz Capital SA for Gazprom(d)
2,690,000	9.250		04/23/19	3,295,250
Nexen, Inc.
1,479,000	6.400		05/15/37	1,606,128
PTTEP Canada International Finance Ltd.(c)
1,990,000	5.692		04/05/21	2,121,837
Rosneft Oil Co. via Rosneft International Finance Ltd.(c)
1,850,000	4.199		03/06/22	1,704,313
Rowan Cos., Inc.(a)
3,400,000	4.875		06/01/22	3,472,193
Shell International Finance BV
1,775,000	4.550		08/12/43	1,743,354
TNK-BP Finance SA
1,570,000	7.875		03/13/18	1,815,313
Transocean, Inc.
3,620,000	6.500		11/15/20	4,024,617
Transportadora de Gas Internacional SA(a)
1,020,000	5.700		03/20/22	1,028,638
Weatherford International Ltd.
1,921,000	9.625		03/01/19	2,424,727

				32,884,667

Entertainment – 0.1%
The Walt Disney Co.
1,644,000	3.700		12/01/42	1,402,741

Food & Beverage – 1.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS(c)
1,400,000	3.375		11/01/22	1,134,000
Anheuser-Busch InBev Worldwide, Inc.
3,100,000	1.375		07/15/17	3,091,444
ConAgra Foods, Inc.
3,475,000	1.900		01/25/18	3,426,607
Diageo Capital PLC
2,850,000	1.500		05/11/17	2,846,000

Corporate Obligations – (continued)
Food & Beverage – (continued)
Kraft Foods Group, Inc.
2,350,000	2.250		06/05/17	2,396,713
Mondelez International, Inc.
655,000	5.375		02/10/20	739,640
1,975,000	6.500		02/09/40	2,318,496
Pernod-Ricard SA(c)
5,425,000	4.450		01/15/22	5,569,495

				21,522,395

Health Care – Medical Products – 0.1%
DENTSPLY International, Inc.
1,550,000	2.750		08/15/16	1,570,322

Health Care – Services – 0.6%
Coventry Health Care, Inc.
1,606,000	6.300		08/15/14	1,681,763
Express Scripts Holding Co.
5,050,000	3.125		05/15/16	5,290,088

				6,971,851

Home Construction – 0.3%
MDC Holdings, Inc.
1,950,000	5.625		02/01/20	2,019,839
1,575,000	6.000		01/15/43	1,367,094

				3,386,933

Life Insurance – 0.8%
American International Group, Inc.
1,200,000	2.375		08/24/15	1,215,580
800,000	5.850		01/16/18	910,484
Genworth Financial, Inc.
875,000	8.625		12/15/16	1,038,300
800,000	7.200		02/15/21	925,026
Genworth Holdings, Inc.
1,200,000	7.625		09/24/21	1,419,166
The Northwestern Mutual Life Insurance Co.(c)
3,600,000	6.063		03/30/40	4,134,114

				9,642,670

Media – Cable – 0.1%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
950,000	2.400		03/15/17	950,309
Time Warner Cable, Inc.
375,000	5.000		02/01/20	378,661

				1,328,970

Media – Non Cable – 1.0%
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,144,711
News America, Inc.
1,050,000	6.150		02/15/41	1,150,513
3,650,000	5.400	(c)	10/01/43	3,653,806
WPP Finance UK
2,850,000	8.000		09/15/14	3,035,641

				11,984,671

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Metals & Mining(c) – 0.7%
Glencore Funding LLC
$1,525,000	1.700%	05/27/16	$1,502,604
2,400,000	2.500	01/15/19	2,249,697
Xstrata Finance Canada Ltd.
5,025,000	2.450	10/25/17	4,997,594

			8,749,895

Noncaptive – Financial – 0.7%
General Electric Capital Corp.
1,050,000	3.150	09/07/22	989,685
2,625,000	5.875	01/14/38	2,867,230
International Lease Finance Corp.
4,000,000	5.750	05/15/16	4,220,000

			8,076,915

Pharmaceuticals – 0.6%
AbbVie, Inc.
7,150,000	1.750	11/06/17	7,096,705

Pipelines – 1.2%
El Paso Pipeline Partners Operating Co. LLC
1,650,000	6.500	04/01/20	1,892,283
Enterprise Products Operating LLC(a)(b)
4,100,000	8.375	08/01/66	4,510,000
1,350,000	7.000	06/01/67	1,429,313
925,000	7.034	01/15/68	1,026,750
Tennessee Gas Pipeline Co.
1,450,000	8.375	06/15/32	1,908,085
TransCanada PipeLines Ltd.(a)(b)
3,200,000	6.350	05/15/67	3,280,000

			14,046,431

Property/Casualty Insurance – 0.1%
Arch Capital Group Ltd.
1,200,000	7.350	05/01/34	1,493,577

Real Estate Investment Trusts – 2.8%
American Campus Communities Operating Partnership LP(a)
3,175,000	3.750	04/15/23	3,025,856
Camden Property Trust
3,575,000	5.700	05/15/17	3,971,476
Developers Diversified Realty Corp.
250,000	9.625	03/15/16	296,856
4,155,000	7.500	04/01/17	4,868,629
HCP, Inc.
1,500,000	6.300	09/15/16	1,693,176
2,950,000	6.000	01/30/17	3,322,183
Health Care REIT, Inc.
2,125,000	2.250	03/15/18	2,099,185
1,557,000	4.125	04/01/19	1,634,896
Healthcare Trust of America Holdings LP(a)(c)
2,275,000	3.700	04/15/23	2,132,019
Kilroy Realty LP
1,125,000	5.000	11/03/15	1,209,602
2,375,000	6.625	06/01/20	2,693,593
1,500,000	3.800	01/15/23	1,395,166
ProLogis LP
1,050,000	6.125	12/01/16	1,179,635

Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Ventas Realty LP/Ventas Capital Corp.(a)
3,250,000	2.700	04/01/20	3,097,063

			32,619,335

Retailers – 0.7%
CVS Caremark Corp.(a)
1,875,000	4.125	05/15/21	1,989,075
LVMH Moet Hennessy Louis Vuitton SA(c)
2,675,000	1.625	06/29/17	2,668,064
Walgreen Co.
1,750,000	1.800	09/15/17	1,753,994
1,550,000	3.100	09/15/22	1,454,980

			7,866,113

Schools – 0.4%
Rensselaer Polytechnic Institute
4,200,000	5.600	09/01/20	4,589,840

Technology – Hardware – 0.6%
Hewlett-Packard Co.
2,775,000	3.000	09/15/16	2,860,265
1,425,000	2.600	09/15/17	1,441,608
NetApp, Inc.
2,575,000	2.000	12/15/17	2,524,881

			6,826,754

Tobacco(c) – 0.4%
Imperial Tobacco Finance PLC
4,920,000	2.050	02/11/18	4,797,541

Transportation – 0.8%
ERAC USA Finance LLC(c)
1,950,000	3.300	10/15/22	1,853,434
Penske Truck Leasing Co. LP/PTL Finance Corp.(c)
3,000,000	3.125	05/11/15	3,087,918
2,025,000	2.500	03/15/16	2,062,537
United Parcel Service, Inc.
3,050,000	3.625	10/01/42	2,593,398

			9,597,287

Wireless Telecommunications – 0.2%
American Tower Corp.
3,025,000	3.500	01/31/23	2,665,301

Wirelines Telecommunications – 3.2%
AT&T, Inc.
6,975,000	2.950	05/15/16	7,288,125
400,000	2.625	12/01/22	356,756
Telefonica Emisiones SAU
2,300,000	3.192	04/27/18	2,264,540
1,450,000	5.462	02/16/21	1,480,222
Verizon Communications, Inc.
4,525,000	3.650	09/14/18	4,776,797
5,175,000	4.500	09/15/20	5,522,894
11,875,000	5.150	09/15/23	12,756,949
2,925,000	6.550	09/15/43	3,307,290

			37,753,573

TOTAL CORPORATE OBLIGATIONS
(Cost $377,052,406)			$385,127,686

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – 37.8%
	Adjustable Rate Non-Agency(b) – 2.7%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$2,643,992	0.592%	09/20/66	$2,511,330
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	1,108,429	0.472	09/20/66	1,049,087
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	2,368,801	0.492	09/20/66	2,244,546
	Granite Master Issuer PLC Series 2006-1X, Class A7
GBP	3,279,846	0.731	12/20/54	5,235,529
	Granite Master Issuer PLC Series 2006-2, Class A5
EUR	3,696,776	0.327	12/20/54	4,942,136
	Granite Master Issuer PLC Series 2006-3, Class A4
	$5,725,834	0.260	12/20/54	5,640,072
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	583,701	0.347	12/20/54	780,337
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$2,946,303	0.320	12/20/54	2,902,173
	Granite Mortgages PLC Series 2003-3, Class 3A
GBP	464,533	0.890	01/20/44	744,827
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	$949,109	0.421	01/19/36	604,258
	Leek Finance PLC Series 2017X, Class A2C
EUR	285,312	0.501	12/21/37	397,233
	Leek Finance PLC Series 2018X, Class A2B
	$2,185,341	0.510	09/21/38	2,222,219
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,692,188	1.003	12/25/46	972,589
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	1,352,364	0.728	07/20/33	1,269,339
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	74,785	2.491	02/25/33	74,304

				31,589,979

	Collateralized Mortgage Obligations – 1.4%
	Interest Only(b)(e) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
	257,696	0.000	11/25/32	—
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
	818,118	0.000	07/25/33	1
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
	1,047,206	0.000	08/25/33	1

				2

	Inverse Floaters(b) – 0.1%
	GNMA Series 2001-48, Class SA
	60,425	25.895	10/16/31	89,070
	GNMA Series 2001-51, Class SA
	116,428	31.710	10/16/31	183,765
	GNMA Series 2001-51, Class SB
	120,322	25.895	10/16/31	185,595
	GNMA Series 2002-13, Class SB
	151,414	36.716	02/16/32	245,633

				704,063

	Mortgage-Backed Obligations – (continued)
	Planned Amortization Class – 0.0%
	FHLMC REMIC Series 2639, Class UL
	17,009	4.750	03/15/22	17,275
	FNMA REMIC Series 2003-134, Class ME
	67,723	4.500	06/25/33	70,980
	FNMA REMIC Series 2004-64, Class BA
	47,063	5.000	03/25/34	48,701

				136,956

	Sequential Fixed Rate – 1.3%
	FNMA REMIC Series 2011-52, Class GB
	2,400,000	5.000	06/25/41	2,631,894
	FNMA REMIC Series 2011-99, Class DB
	2,125,000	5.000	10/25/41	2,334,429
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	6,675,261	2.650	10/29/20	6,832,130
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	503,966	1.840	10/07/20	509,242
	NCUA Guaranteed Notes Series A4
	3,500,000	3.000	06/12/19	3,689,490

				15,997,185

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$16,838,206

	Commercial Mortgage-Backed Securities – 5.8%
	Sequential Fixed Rate – 2.8%
	FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
	$800,000	2.373%	05/25/22	$755,181
	FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
	11,400,000	2.637	01/25/23	10,848,775
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	1,495,540	2.779	09/25/22	1,535,785
	FHLMC Multifamily Structured Pass-Through Certificates Series KSMC, Class A2
	3,300,000	2.615	01/25/23	3,105,893
	LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
	6,000,000	5.156	02/15/31	6,453,855
	Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
	9,000,000	5.509	04/15/47	9,907,451

				32,606,940

	Sequential Floating Rate(b) – 3.0%
	Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
	11,559,004	6.250	12/10/49	13,163,971
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
	10,000,000	3.250	04/25/23	9,971,452
	LB Commercial Mortgage Trust Series 2007-C3, Class A1A
	11,545,846	6.036	07/15/44	12,907,644

				36,043,067

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$68,650,007

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 27.9%
Adjustable Rate FNMA(b) – 1.0%
$13,111	2.341%	06/01/33	$13,848
2,044,134	2.476	07/01/34	2,171,686
4,792,525	2.395	09/01/34	5,056,205
3,684,841	2.613	05/01/35	3,890,282
1,061,154	2.108	06/01/35	1,100,961

			12,232,982

FHLMC – 3.5%
5,104	6.500	12/01/13	5,122
181	7.000	10/01/14	185
8,252	6.000	12/01/14	8,296
1,445	7.000	05/01/15	1,478
7,202	8.000	07/01/15	7,447
3,296	7.000	02/01/16	3,445
5,105	7.000	03/01/16	5,176
98,942	7.500	05/01/16	104,206
1,071	5.000	01/01/17	1,135
8,983	5.000	02/01/17	9,515
6,908	5.000	03/01/17	7,317
814	5.000	04/01/17	863
52,609	5.000	09/01/17	55,722
131,637	5.000	10/01/17	139,432
462	7.000	10/01/17	493
82,894	5.000	11/01/17	87,800
35,195	5.000	12/01/17	37,278
50,882	5.000	01/01/18	53,847
127,619	5.000	02/01/18	134,913
92,557	5.000	03/01/18	97,969
59,877	5.000	04/01/18	63,438
36,942	5.000	05/01/18	39,162
27,321	5.000	06/01/18	28,948
59,135	5.000	07/01/18	62,773
19,615	5.000	08/01/18	20,805
91,235	4.500	09/01/18	96,659
7,251	5.000	10/01/18	7,712
14,903	5.000	11/01/18	15,849
152,406	5.000	06/01/19	162,450
191,148	5.000	05/01/23	206,467
559,150	4.500	10/01/23	593,918
66,216	5.500	10/01/25	72,506
85,206	5.500	11/01/25	93,300
18,228	7.000	06/01/26	20,367
22,390	7.500	12/01/30	24,751
32,683	7.500	01/01/31	37,724
190,924	3.500	01/01/33	197,651
1,086,049	3.500	07/01/33	1,124,315
49,454	5.000	10/01/33	53,459
128,765	6.500	10/01/33	145,329
7,318	5.000	04/01/35	7,910
69,255	5.000	07/01/35	74,772
800,636	5.000	08/01/35	862,102
184,961	5.500	11/01/35	200,366
345,293	5.000	12/01/35	373,752
773	5.500	02/01/36	836
704,510	5.000	03/01/36	758,596
180,707	5.500	06/01/36	195,758

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
89,301	4.000	08/01/36	93,397
228,528	4.000	09/01/36	239,008
262,478	4.000	10/01/36	274,514
414,256	4.000	12/01/36	433,254
1,779,873	5.000	02/01/37	1,914,930
178,125	5.500	07/01/37	192,433
185,852	5.500	08/01/37	200,781
227,705	5.500	10/01/37	245,995
703,194	5.000	01/01/38	756,553
688,782	5.000	02/01/38	741,411
159,422	5.500	02/01/38	172,267
1,958,759	5.000	03/01/38	2,109,157
416,403	5.000	04/01/38	448,219
2,871,381	5.000	06/01/38	3,090,778
478,359	5.500	07/01/38	516,903
202,629	5.500	08/01/38	218,956
1,260,090	5.000	09/01/38	1,356,371
35,594	6.500	09/01/38	39,514
151,000	5.500	11/01/38	163,167
2,011,010	5.000	12/01/38	2,163,611
155,990	5.500	12/01/38	168,558
1,923,833	5.000	01/01/39	2,073,691
173,824	5.500	01/01/39	187,830
23,558	5.000	02/01/39	25,358
507,117	5.000	06/01/39	546,619
354,659	4.500	09/01/39	380,303
233,621	5.000	08/01/40	252,335
9,987,181	5.500	08/01/40	10,791,890
383,119	5.000	09/01/40	412,392
11,787	4.500	11/01/40	12,551
104,120	4.500	03/01/41	110,883
43,979	5.000	04/01/41	48,165
63,783	5.000	06/01/41	69,854
1,513,433	4.000	11/01/41	1,582,475
1,983,986	4.000	12/01/41	2,079,620
944,347	3.500	07/01/42	960,356

			41,377,413

FNMA – 18.6%
1,053,599	7.040	08/01/15	1,132,572
50,733	8.500	10/01/15	53,552
1,840	7.000	01/01/16	1,920
4,756,066	2.800	03/01/18	4,965,968
2,904,165	3.740	05/01/18	3,146,337
3,480,000	3.840	05/01/18	3,771,438
664,304	4.500	05/01/18	706,160
1,316,790	4.500	06/01/18	1,399,759
84,051	5.000	06/01/18	89,234
861,712	4.500	07/01/18	916,006
678,388	4.500	08/01/18	721,131
8,823	6.000	08/01/18	9,633
1,349	6.500	10/01/18	1,491
9,000,000	4.506	06/01/19	9,927,820
2,209,431	3.416	10/01/20	2,314,808
1,635,070	3.632	12/01/20	1,729,051
9,954,367	3.763	12/01/20	10,615,228
4,149,262	4.375	06/01/21	4,541,901

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$4,135,484	5.000%	03/01/23		$4,482,695
311,967	5.500	09/01/23		336,708
88,912	5.500	10/01/23		96,170
921,652	5.000	02/01/24		978,665
308,201	5.000	12/01/25		333,944
112,661	7.000	08/01/27		123,857
3,538	6.500	09/01/27		3,917
522,420	7.000	03/01/28		597,365
5,598	6.500	05/01/28		6,199
1,288	5.500	01/01/29		1,403
19,862	8.000	02/01/31		24,273
178,672	7.000	03/01/31		202,387
10,918	5.500	02/01/33		11,946
235,533	5.500	03/01/33		257,697
322,234	5.500	05/01/33		353,763
443,823	5.500	06/01/33		487,375
106,009	5.000	07/01/33		115,539
655,521	5.500	07/01/33		719,821
112,655	5.000	08/01/33		122,680
83,675	5.500	08/01/33		91,575
651,493	5.000	09/01/33		711,658
209,629	5.500	09/01/33		229,404
6,904	6.500	09/01/33		7,751
2,806	5.500	10/01/33		3,067
40,494	5.500	11/01/33		44,269
40,186	5.000	12/01/33		43,897
8,667	5.500	12/01/33		9,483
14,924	5.500	01/01/34		16,312
32,093	5.500	02/01/34		35,053
3,219	5.500	03/01/34		3,520
4,776	5.500	04/01/34		5,217
642,959	5.500	05/01/34		703,703
9,622	5.000	06/01/34		10,442
25,056	5.500	07/01/34		27,392
8,250	5.000	08/01/34		8,954
13,107	5.500	08/01/34		14,369
4,277	5.000	10/01/34		4,642
19,741	5.500	10/01/34		21,710
39,320	5.500	11/01/34		43,247
190,923	5.500	12/01/34		208,539
706	6.000	12/01/34		778
329,004	5.000	04/01/35		357,728
15,180	5.500	04/01/35		16,581
15,087	5.500	07/01/35		16,466
600	5.500	08/01/35		655
41,511	5.500	09/01/35		45,320
30,599	5.500	11/01/35		33,442
2,865	5.500	12/01/35		3,130
4,076	5.500	01/01/36		4,455
28,957	5.500	02/01/36		31,644
1,351,629	5.500	03/01/36		1,476,414
49,140	6.000	03/01/36		54,034
19,402	5.500	04/01/36		21,194
11,760	6.000	04/01/36		12,936
86,793	4.000	08/01/36		91,082
264,944	4.000	09/01/36		278,036

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
5,931	5.500	01/01/37		6,457
11,225	6.000	01/01/37		12,344
96,368	4.000	02/01/37		101,205
2,310	5.500	02/01/37		2,515
57,376	4.000	03/01/37		60,221
4,401	5.500	04/01/37		4,792
6,922	5.500	05/01/37		7,531
2,152	5.500	06/01/37		2,343
2,462	5.500	07/01/37		2,676
14,831	5.000	08/01/37		16,096
151	5.500	08/01/37		164
825	5.500	12/01/37		899
8,415	5.500	01/01/38		9,240
30,328	5.000	02/01/38		32,237
2,480	5.500	02/01/38		2,701
13,814	5.500	03/01/38		15,029
2,471	5.500	05/01/38		2,692
18,665	5.500	06/01/38		20,308
12,604	5.500	07/01/38		13,722
6,301	5.500	08/01/38		6,849
5,265	5.500	09/01/38		5,723
8,812	5.500	12/01/38		9,692
96,093	4.500	04/01/39		103,273
24,637	4.500	05/01/39		26,478
33,391	5.500	06/01/39		36,288
22,434	4.500	07/01/39		24,117
189,772	4.500	08/01/39		204,011
110,164	4.500	10/01/39		118,431
135,413	4.500	11/01/39		145,575
29,858	5.500	11/01/39		32,454
1,070,659	4.500	12/01/39		1,151,004
177,639	5.000	08/01/40		193,401
1,823,258	4.000	09/01/40		1,912,895
1,070,142	4.500	04/01/41		1,144,733
1,539,455	4.500	07/01/41		1,646,447
362,707	4.500	08/01/41		387,988
1,801,754	4.500	09/01/41		1,927,083
478,544	4.500	10/01/41		511,898
2,350,696	3.000	08/01/42		2,300,286
2,070,856	3.000	09/01/42		2,026,808
346,931	3.000	10/01/42		339,558
1,454,968	3.000	11/01/42		1,423,934
13,694,531	3.000	12/01/42		13,401,088
10,095,429	3.000	01/01/43		9,880,778
4,083,151	3.000	02/01/43		3,996,025
9,924,350	2.500	03/01/43		9,231,595
2,415,063	3.000	03/01/43		2,363,556
994,109	2.500	04/01/43		924,717
3,213,270	3.000	04/01/43		3,144,798
1,932,593	3.000	05/01/43		1,891,333
190,993	3.000	06/01/43		186,935
1,641,285	3.000	07/01/43		1,606,408
11,000,000	2.500	TBA-15yr	(f)	11,067,891
14,000,000	3.000	TBA-30yr	(f)	13,681,718
28,000,000	4.000	TBA-30yr	(f)	29,369,374

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$33,000,000	6.000%	TBA-30yr	(f)	$36,104,062
	6,000,000	5.500	TBA-30yr	(f)	6,542,813

					219,373,701

	GNMA – 4.8%
	1,513,521	3.950	07/15/25		1,594,179
	24,931	6.000	11/15/38		27,663
	11,787,897	2.500	12/15/42		10,991,535
	4,903,324	2.500	12/20/42		4,569,894
	289,144	2.500	01/15/43		269,620
	5,016,393	2.500	02/15/43		4,679,330
	4,094,674	2.500	03/15/43		3,818,237
	3,946,472	2.500	03/20/43		3,677,918
	296,951	2.500	04/15/43		276,903
	2,129,912	2.500	05/15/43		1,986,119
	1,261,147	2.500	08/15/43		1,176,005
	11,000,000	4.000	TBA-30yr	(f)	11,618,750
	2,000,000	4.500	TBA-30yr	(f)	2,155,312
	9,000,000	5.000	TBA-30yr	(f)	9,780,469

					56,621,934

	TOTAL FEDERAL AGENCIES				$329,606,030

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $440,852,736)				$446,684,222

	Agency Debentures – 6.5%
	FHLB
	$6,800,000	2.125%	06/09/23		$6,072,991
	3,300,000	3.250	06/09/23		3,338,089
	2,400,000	5.000	09/28/29		2,684,561
	FHLMC
EUR	3,100,000	4.375	01/15/14		4,240,763
	$9,100,000	0.875	03/07/18		8,893,143
	7,300,000	1.250	10/02/19		6,979,329
	9,500,000	2.375	01/13/22		9,245,026
	FNMA
	9,700,000	1.875	09/18/18		9,817,256
	4,200,000	6.250	05/15/29		5,405,412
	Kommunalbanken AS(c)
	3,000,000	1.000	09/26/17		2,951,610
	Private Export Funding Corp.
	7,000,000	5.450	09/15/17		8,178,380
	Small Business Administration
	92,863	6.300	06/01/18		99,301
	Tennessee Valley Authority
	7,200,000	1.750	10/15/18		7,187,121
	1,400,000	4.625	09/15/60		1,325,365

	TOTAL AGENCY DEBENTURES
	(Cost $77,937,774)				$76,418,347

	Asset-Backed Securities(b) – 2.2%
	Home Equity – 0.5%
	Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
	$301,900	0.402%	12/15/29		$257,301

	Asset-Backed Securities(b) – (continued)
	Home Equity – (continued)
	Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B
	7,403,813	0.332	11/15/36		6,137,668
	Impac CMB Trust Series 2004-08, Class 1A
	455,184	0.899	10/25/34		375,419

					6,770,388

	Student Loan – 1.7%
	Brazos Higher Education Authority, Inc. Series 2004-1, Class A2
	3,814,733	0.411	06/27/22		3,805,663
	Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A2
	1,193,500	0.331	12/26/18		1,192,032
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	242,210	0.361	09/25/23		241,896
	College Loan Corp. Trust Series 2004-1, Class A4
	3,000,000	0.456	04/25/24		2,847,097
	Education Funding Capital Trust I Series 2004-1, Class A2
	1,022,252	0.414	12/15/22		1,020,013
	Educational Funding of the South, Inc. Series 2011-1, Class A2
	5,200,000	0.916	04/25/35		5,168,897
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(c)
	4,750,000	1.184	02/25/25		4,809,270
	Northstar Education Finance, Inc. Series 2005-1, Class A1
	281,305	0.364	10/28/26		280,042
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	511,376	0.390	03/01/25		509,628

					19,874,538

	TOTAL ASSET-BACKED SECURITIES
	(Cost $27,838,677)				$26,644,926

	Foreign Debt Obligations – 3.3%
	Sovereign – 2.2%
	Republic of Chile
	$2,240,000	3.625%	10/30/42		$1,825,600
	Republic of Colombia
	2,184,000	4.375	07/12/21		2,254,980
	2,900,000	4.000	02/26/24		2,827,500
	Republic of Indonesia
	470,000	6.125 (c)	03/15/19		485,862
	980,000	5.375 (c)	10/17/23		975,100
	1,960,000	8.500	10/12/35		2,376,500
	Republic of Panama
	120,000	7.125	01/29/26		145,200
	Republic of Slovenia
	1,300,000	5.500 (c)	10/26/22		1,212,250
	1,480,000	5.500	10/26/22		1,380,100
	Republic of Turkey
	880,000	5.625	03/30/21		919,600
	2,540,000	6.250	09/26/22		2,727,325
	Russian Federation(c)
	4,800,000	4.875	09/16/23		4,920,000

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
United Mexican States
$4,050,000	4.750%	03/08/44	$3,665,250

			25,715,267

Supranational – 1.1%
Inter-American Development Bank
2,700,000	1.000	02/27/18	2,623,976
International Finance Corp.
10,800,000	0.875	06/15/18	10,485,267

			13,109,243

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $40,952,969)			$38,824,510

Municipal Debt Obligations – 2.6%
California – 0.9%
California State GO Bonds (Refunding-Various Purposes) Series 2013
$705,000	5.000%	09/01/28	$767,012
350,000	5.000	09/01/31	372,498
670,000	5.000	09/01/32	708,605
395,000	5.000	09/01/33	417,436
California State GO Bonds (Various Purposes) Series 2013
415,000	5.000	09/01/27	455,795
380,000	5.000	04/01/37	393,064
1,140,000	5.000	04/01/43	1,166,824
California State GO Bonds Build America Taxable Series 2009
950,000	7.500	04/01/34	1,205,607
1,650,000	7.550	04/01/39	2,147,475
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950	03/01/36	1,904,680
California State University Systemwide RB Series 2012 A
350,000	5.000	11/01/42	361,067
City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
300,000	5.000	07/01/43	307,452
City of Los Angeles CA Department of Water & Power RB Series 2012 B
595,000	5.000	07/01/43	621,079

			10,828,594

Florida – 0.1%
Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
355,000	5.000	07/01/42	360,502
Tampa Bay Water Regional Utility System Authority RB Series 2013
280,000	5.000	10/01/38	293,006

			653,508

Georgia – 0.1%
DeKalb County GA Water & Sewerage RB Series 2011 A
250,000	5.250	10/01/41	257,563

Municipal Debt Obligations – (continued)
Georgia – (continued)
Private Colleges & Universities GA Authority RB (Emory University) Series 2013 A
1,035,000	5.000	10/01/43	1,099,408

			1,356,971

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
1,280,000	7.350	07/01/35	1,361,024
Metropolitan Pier & Exposition Authority Dedicated State Tax RB (Mccormick Place Expansion) Series 2010 A
490,000	5.500	06/15/50	498,188

			1,859,212

Louisiana – 0.0%
Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
265,000	5.000	05/01/45	272,767

Massachusetts – 0.1%
Massachusetts State Consolidated Loan GO Bonds Series 2013 E
465,000	5.000	08/01/40	488,306
Massachusetts State Development Finance Agency RB (Williams College) Series 2013 P
285,000	5.000	07/01/43	300,262
Massachusetts State School Building Authority Sales Tax RB (Senior) Series 2011 B
280,000	5.000	10/15/41	292,418

			1,080,986

Missouri – 0.0%
Metropolitan St. Louis MO Sewer District Wastewater System RB Series 2012 A
310,000	5.000	05/01/42	327,242

New Jersey – 0.1%
New Jersey State Economic Development Authority RB (Rutgers University) Series 2013
270,000	5.000	06/15/46	276,445
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
325,000	5.000	06/15/36	333,522
325,000	5.500	06/15/39	347,132
350,000	5.000	06/15/44	354,539

			1,311,638

New York – 0.7%
New York City GO Bonds (Refunding) Series 2012 B
305,000	5.000	08/01/24	349,189
New York City GO Bonds (Refunding) Series 2012 F
265,000	5.000	08/01/24	301,485
New York City GO Bonds (Refunding) Series 2012 I
265,000	5.000	08/01/24	303,393
New York City GO Bonds (Refunding) Series 2013 I
260,000	5.000	08/01/25	296,361
New York City GO Bonds (Refunding) Series 2013 J
300,000	5.000	08/01/24	347,685
290,000	5.000	08/01/25	331,864
New York City GO Bonds Series 2013 D
260,000	5.000	08/01/24	299,512

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
$270,000	5.000%	02/01/42	$279,844
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2012 CC
270,000	5.000	06/15/45	278,594
New York City Water & Sewer System Finance Authority RB (Second General) Series 2012 BB
880,000	5.000	06/15/47	907,439
New York City Water & Sewer System Finance Authority RB (Second General) Series 2013 CC
805,000	5.000	06/15/47	831,187
New York City Water & Sewer System Finance Authority RB Series 2013 EE
815,000	5.000	06/15/47	841,512
New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2013 A
355,000	5.000	02/15/43	368,976
New York State Urban Development Corp. RB (Personal Income Tax) Series 2011 A
260,000	5.000	03/15/35	273,351
280,000	5.000	03/15/36	293,465
New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
550,000	5.000	03/15/30	599,698
575,000	5.000	03/15/31	623,162
630,000	5.000	03/15/32	679,159

			8,205,876

Ohio – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270	02/15/50	1,750,218
Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
550,000	5.000	02/15/48	555,296
Ohio State Turnpike Commission RB (Senior Lien) Series 2013 A
265,000	5.000	02/15/48	272,370

			2,577,884

Pennsylvania – 0.0%
Pennsylvania State Turnpike Commission RB Series 2013 C
250,000	5.000	12/01/43	253,365

Texas – 0.0%
Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 B
265,000	5.000	11/01/44	261,285
North Texas Tollway Authority RB (Special Projects System) Series 2011 A
250,000	5.500	09/01/41	269,580

			530,865

Washington – 0.2%
University of Washington RB (General) Series 2013
295,000	5.000	07/01/41	308,647

Municipal Debt Obligations – (continued)
Washington – (continued)
Washington State GO Bonds (Motor Vehicle Fuel Tax) Series 2013 B
250,000	5.000	08/01/33	268,455
250,000	5.000	08/01/34	265,955
Washington State GO Bonds (Various Purpose) Series 2013 A
250,000	5.000	08/01/33	268,455
Washington State GO Bonds (Various Purposes) Series 2013 A
250,000	5.000	08/01/34	265,955
375,000	5.000	08/01/35	397,072

			1,774,539

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $29,495,936)			$31,033,447

Government Guarantee Obligations – 1.6%
Achmea Hypotheekbank NV(c)(g)
$ 571,000	3.200%	11/03/14	$588,313
Israel Government AID Bond(h)
7,827,000	5.500	09/18/23	9,330,876
600,000	5.500	12/04/23	717,264
2,400,000	5.500	04/26/24	2,871,382
4,700,000	5.500	09/18/33	5,570,296

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $19,747,039)			$19,078,131

U.S. Treasury Obligations – 19.8%
United States Treasury Bonds
$ 3,600,000	3.125%	11/15/41	$3,246,516
27,900,000	3.125	02/15/42	25,119,206
10,500,000	2.750	08/15/42	8,705,025
12,300,000	3.625	08/15/43	12,158,796
United States Treasury Inflation Protected Securities
7,964,523	2.000	01/15/14	8,004,346
11,920,608	1.250	04/15/14	12,024,913
4,756,400	0.125	01/15/23	4,627,835
United States Treasury Notes
85,900,000	0.250 (i)	05/31/14	85,987,615
5,600,000	1.375	09/30/18	5,595,968
62,800,000	1.750	05/15/23	58,190,482
10,300,000	2.500	08/15/23	10,194,631

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $239,181,141)			$233,855,333

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.6%
Interest Rate Swaptions
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.590%
$9,300,000	3.590%	03/22/16	$571,525

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 4.070%
$8,600,000	4.070%	03/29/16	$373,593
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.017%
4,800,000	3.017	05/29/15	117,589
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.017%
4,800,000	3.017	05/29/15	316,120
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.570%
8,300,000	3.570	02/22/16	501,180
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.625%
7,800,000	3.625	02/22/16	452,533
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.633%
6,500,000	3.633	02/19/16	374,474
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.645%
8,300,000	3.645	02/16/16	471,173
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 1.950%
26,400,000	1.950	10/26/15	276,545
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.030%
26,300,000	2.030	10/26/15	259,683
JPMorgan Chase Bank NA Call - OTC - 2 year Interest Rate Swap Strike Price 1.855%
25,500,000	1.855	11/02/15	292,495
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.610%
7,700,000	3.610	02/16/16	448,486
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.620%
13,900,000	3.620	03/07/16	821,828
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.630%
22,600,000	3.630	02/16/16	648,591
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.652%
14,900,000	3.652	02/22/16	847,533

TOTAL OPTIONS PURCHASED – 0.6%
(Cost $4,421,945)			$6,773,348

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,257,480,623)			$1,264,439,950

Short-term Investment(j) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$1,800,000	0.083%	10/01/13	$1,800,000
(Cost $1,800,000)

TOTAL INVESTMENTS – 107.1%
(Cost $1,259,280,623)			$1,266,239,950

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.1)%			(84,083,365)

NET ASSETS – 100.0%			$1,182,156,585

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $119,512,205, which represents approximately 10.1% of net assets as of September 30, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $120,320,389 which represents approximately 10.2% of net assets as of September 30, 2013.
(g)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $588,313, which represents approximately 0.0% of net assets as of September 30, 2013.
(h)	Guaranteed by United States Government until maturity. Total market value of these securities amounts to $18,489,818, which represents approximately 1.6% of net assets as of September 30, 2013.
(i)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(j)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 115.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	EUR/USD	12/18/13	$994,551	$22,844
Barclays Bank PLC	EUR/USD	12/18/13	985,079	15,224
	GBP/EUR	12/18/13	3,943,022	25,261
	NOK/USD	12/18/13	1,509,553	18,423
BNP Paribas SA	GBP/USD	12/18/13	5,855,674	208,732
Citibank NA	EUR/USD	12/18/13	3,903,781	6,608
	GBP/EUR	12/18/13	1,963,392	1,016
	NZD/USD	12/18/13	977,164	12,487
Credit Suisse International (London)	JPY/USD	12/18/13	982,548	6,548
HSBC Bank PLC	EUR/SEK	12/18/13	974,475	1,132
JPMorgan Securities, Inc.	EUR/NOK	12/18/13	3,826,804	68,858
	EUR/USD	12/18/13	3,929,491	45,609
	JPY/USD	12/18/13	1,955,381	6,381
Royal Bank of Scotland PLC	GBP/USD	12/18/13	993,429	25,694
Standard Chartered Bank	USD/JPY	12/18/13	969,297	4,703
State Street Bank	GBP/EUR	12/18/13	1,979,630	1,651
	JPY/USD	12/18/13	3,903,116	5,116
Westpac Banking Corp.	AUD/USD	12/18/13	2,926,733	56,088
	NZD/AUD	12/18/13	972,650	11,745
	USD/AUD	12/18/13	3,846,980	22,023
TOTAL				$566,143

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	USD/EUR	12/18/13	$3,926,785	$(52,629)
Barclays Bank PLC	EUR/GBP	12/18/13	976,823	(1,216)
	NOK/EUR	12/18/13	986,432	(30,896)
BNP Paribas SA	EUR/GBP	12/18/13	6,054,539	(52,052)
	USD/JPY	12/18/13	3,952,896	(35,229)
Citibank NA	EUR/GBP	12/18/13	1,006,029	(7,419)
	USD/CAD	12/18/13	4,885,167	(8,533)
	USD/EUR	12/18/13	5,922,963	(95,141)
	USD/JPY	12/18/13	969,154	(154)
Credit Suisse International (London)	EUR/CHF	12/18/13	997,770	(11,338)
Deutsche Bank AG (London)	AUD/USD	12/18/13	1,928,595	(724)
	USD/EUR	12/18/13	1,952,567	(6,465)
HSBC Bank PLC	USD/AUD	12/18/13	979,147	(13,031)
	USD/SEK	12/18/13	3,375,574	(46,612)
JPMorgan Securities, Inc.	NOK/EUR	12/18/13	2,986,359	(60,046)
	USD/EUR	10/25/13	9,990,938	(209,480)
	USD/EUR	12/18/13	5,845,524	(28,462)
Morgan Stanley Capital Services, Inc.	NZD/USD	12/18/13	1,914,680	(24,362)
Royal Bank of Canada	CAD/USD	12/18/13	4,835,387	(29,613)
	USD/CAD	12/18/13	974,704	(704)
	USD/GBP	10/24/13	8,478,995	(201,790)
	USD/NZD	12/18/13	1,682,271	(61,649)
Royal Bank of Scotland PLC	USD/GBP	12/18/13	1,951,263	(6,280)
State Street Bank	NOK/EUR	12/18/13	2,040,247	(64,787)
	USD/CHF	12/18/13	3,958,041	(110,563)
	USD/EUR	12/18/13	974,254	(170)
	USD/JPY	12/18/13	990,449	(18,449)
Westpac Banking Corp.	AUD/USD	12/18/13	3,824,706	(43,631)
	EUR/USD	12/18/13	1,947,155	(1,899)
	USD/AUD	12/18/13	974,936	(5,097)
TOTAL				$(1,228,421)

FORWARD SALES CONTRACTS — At September 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FHLMC	5.000%	TBA-30yr	10/10/2013	$(7,000,000)	$(7,550,157)
FHLMC	5.500	TBA-30yr	10/10/2013	(11,000,000)	(11,919,532)
FNMA	2.500	TBA-30yr	10/10/2013	(9,000,000)	(8,368,594)
FNMA	4.500	TBA-30yr	10/10/2013	(3,000,000)	(3,204,375)
FNMA	5.000	TBA-30yr	10/10/2013	(3,000,000)	(3,253,594)
GNMA	2.500	TBA-30yr	10/21/2013	(24,000,000)	(22,346,251)
GNMA	2.500	TBA-30yr	10/21/2013	(2,000,000)	(1,863,438)
TOTAL (Proceeds Receivable: $57,421,875)					$(58,505,941)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	205	December 2014	$68,997,318	$197,240
Ultra Long U.S. Treasury Bonds	56	December 2013	7,957,250	161,368
10 Year German Euro-Bund	80	December 2013	15,206,039	406,791
2 Year U.S. Treasury Notes	266	December 2013	58,590,657	146,100
5 Year U.S. Treasury Notes	995	December 2013	120,441,641	1,232,783
10 Year U.S. Treasury Notes	119	December 2013	15,040,484	272,232
20 Year U.S. Treasury Bonds	229	December 2013	30,542,875	495,199
TOTAL				$2,911,713

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	$3,100	02/18/26	3.145%	3 month LIBOR	$(166,216)
	2,400	02/23/26	3.133	3 month LIBOR	(132,197)
	2,900	02/24/26	3.125	3 month LIBOR	(161,868)
	3,100	02/24/26	3.070	3 month LIBOR	(187,516)
Deutsche Bank Securities, Inc.	11,800	10/30/17	1.530	3 month LIBOR	(92,734)
	11,900	10/30/17	1.450	3 month LIBOR	(112,186)
JPMorgan Securities, Inc.	11,500	11/06/17	1.355	3 month LIBOR	(134,168)
	2,900	02/18/26	3.110	3 month LIBOR	(164,120)
Morgan Stanley Capital Services, Inc.	8,400	02/18/26	3.130	3 month LIBOR	(461,102)
	5,600	02/24/26	3.152	3 month LIBOR	(299,728)
	5,000	03/09/26	3.120	3 month LIBOR	(286,227)
TOTAL					$(2,198,062)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$65,000	12/18/16	3 month LIBOR	0.500%	$791,446	$(41,463)
1,300	12/18/18	3 month LIBOR	1.000	19,950	22,998
17,600	05/07/19	1.973%	3 month LIBOR	53	(401,139)
31,700	08/15/19	3.250	3 month LIBOR	(12,738)	263,546
3,900	08/29/19	3.520	3 month LIBOR	9	55,632
3,900	08/29/19	3.560	3 month LIBOR	9	59,998
65,600	12/18/20	3 month LIBOR	1.500	1,410,108	2,023,855
16,400	08/16/21	3 month LIBOR	3.000	(119,997)	(256,403)
2,000	08/27/21	3 month LIBOR	3.095	11	(54,810)
2,000	08/27/21	3 month LIBOR	3.133	11	(59,669)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$5,100	11/07/23	3 month LIBOR	1.983%	$41	$385,482
14,200	12/18/23	3 month LIBOR	2.000	1,213,088	(102,755)
4,800	06/11/24	3 month LIBOR	2.733	39	145,122
24,300	08/01/25	5.000%	3 month LIBOR	73	115,269
3,500	03/24/26	3.090	3 month LIBOR	28	(213,425)
2,400	03/31/26	3.070	3 month LIBOR	38	(151,571)
48,200	12/18/28	3 month LIBOR	2.500	2,007,155	3,126,723
7,700	08/01/30	3 month LIBOR	5.000	(29,881)	(101,205)
22,700	12/18/43	3 month LIBOR	3.000	588,946	2,474,152
TOTAL				$5,868,389	$7,290,337

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$7,350	(1.000)%	06/20/14	0.114	$(19,409)	$(30,294)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	15,400	(1.000)	06/20/14	0.114	(43,026)	(61,113)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	41,100	(1.000)	06/20/14	0.114	(119,227)	(158,702)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	13,775	(1.000)	06/20/14	0.114	(33,902)	(59,248)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	24,250	1.000	06/20/16	0.354	18,824	414,266
	Tranches of Commercial Mortgage-Backed Index AAA Series 3	3,600	0.080	12/13/49	1.135	(118,154)	827
	Tranches of Commercial Mortgage-Backed Index AAA Series 4	6,900	0.350	02/17/51	1.241	(200,258)	(14,094)
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA Series 4	7,400	0.350	02/17/51	1.241	(231,095)	1,177
Credit Suisse First Boston Corp.	Tranches of Commercial Mortgage-Backed Index AAA Series 4	6,900	0.350	02/17/51	1.241	(228,536)	14,152
Deutsche Bank Securities, Inc.	Tranches of Commercial Mortgage-Backed Index AAA Series 4	2,400	0.350	02/17/51	1.241	(79,943)	5,375

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold (continued):
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	$27,925	1.000%	06/20/16	0.354	$20,721	$478,002
	Tranches of Commercial Mortgage-Backed Index AAA Series 4	2,500	0.350	02/17/51	1.241	(74,324)	(3,351)
TOTAL						$(1,108,329)	$586,997

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:

CDX North America Investment Grade Index 20	$3,325	(1.000)%	06/20/18	0.728	$45,870	$(3,644)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – 33.6%
	Automotive – 0.5%
	Ford Motor Credit Co. LLC
	$750,000	8.000%		12/15/16	$886,567
	375,000	5.000		05/15/18	410,866

					1,297,433

	Banks – 7.8%
	Abbey National Treasury Services PLC
GBP	200,000	2.113	(a)	02/16/15	329,252
	$925,000	4.000		04/27/16	981,311
	ANZ Capital Trust II(b)(c)
	1,100,000	5.360		07/29/49	1,106,600
	Bank of America Corp.
	1,325,000	6.100		06/15/17	1,488,258
	475,000	6.000		09/01/17	539,693
	Bank of Scotland PLC(b)
	100,000	5.250		02/21/17	111,706
	Barclays Bank PLC(b)
	650,000	6.050		12/04/17	722,016
	Capital One Financial Corp.
	550,000	1.000		11/06/15	546,297
	Citigroup, Inc.
	305,000	6.125		11/21/17	350,277
	825,000	3.375		03/01/23	782,481
	Compass Bank
	475,000	5.500		04/01/20	480,753
	Credit Suisse AG(b)
	475,000	6.500		08/08/23	488,252
	Fifth Third Bancorp
	300,000	3.625		01/25/16	315,685
	ING Bank NV(b)
	900,000	2.000		09/25/15	912,249
	Intesa Sanpaolo SPA
	375,000	3.125		01/15/16	374,986
	375,000	3.875		01/16/18	368,941
	JPMorgan Chase & Co.
	850,000	4.400		07/22/20	894,997
	575,000	4.350		08/15/21	595,605
	Mizuho Corporate Bank Ltd.(b)
	675,000	2.550		03/17/17	685,643
	275,000	2.950		10/17/22	253,633
	MUFG Capital Finance 1 Ltd.(a)(c)
	450,000	6.346		07/29/49	493,875
	Northern Rock Asset Management PLC(b)
	2,200,000	5.625		06/22/17	2,497,998
	Regions Financial Corp.
	325,000	5.750		06/15/15	349,050
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	550,000	7.191		07/30/49	588,500
	Royal Bank of Scotland PLC
	675,000	2.550		09/18/15	688,315
	300,000	9.500	(a)(c)	03/16/22	345,000
	Santander Holdings USA, Inc.
	270,000	4.625		04/19/16	283,230
	Sovereign Bank
	400,000	8.750		05/30/18	479,322

	Corporate Obligations – (continued)
	Banks – (continued)
	Standard Chartered PLC(b)
	425,000	5.500		11/18/14	446,888
	600,000	3.950		01/11/23	564,389
	Swedbank Hypotek AB(a)(b)
	400,000	0.698		03/28/14	400,909
	Union Bank NA
	800,000	2.125		06/16/17	800,984

					20,267,095

	Brokerage – 0.6%
	Morgan Stanley, Inc.
	950,000	6.250		08/28/17	1,078,425
	525,000	6.625		04/01/18	608,390

					1,686,815

	Chemicals – 0.7%
	Ashland, Inc.(c)
	500,000	4.750		08/15/22	469,375
	Eastman Chemical Co.
	850,000	2.400		06/01/17	859,845
	Ecolab, Inc.
	425,000	3.000		12/08/16	445,768

					1,774,988

	Consumer Cyclical Services(c) – 0.2%
	Equinix, Inc.
	450,000	7.000		07/15/21	480,375

	Consumer Products – 0.6%
	Avon Products, Inc.
	725,000	4.600		03/15/20	749,617
	Kimberly-Clark Corp.
	850,000	3.700		06/01/43	736,591

					1,486,208

	Diversified Manufacturing – 0.2%
	Xylem, Inc.
	550,000	3.550		09/20/16	577,294

	Electric – 0.9%
	Arizona Public Service Co.
	375,000	8.750		03/01/19	483,350
	Consumers Energy Co.(c)
	850,000	3.950		05/15/43	760,973
	Ipalco Enterprises, Inc.(c)
	300,000	5.000		05/01/18	311,250
	PPL WEM Holdings PLC(b)(c)
	505,000	5.375		05/01/21	549,397
	Puget Sound Energy, Inc.(a)(c)
	250,000	6.974		06/01/67	260,000

					2,364,970

	Energy – 2.8%
	Continental Resources, Inc.(c)
	675,000	5.000		09/15/22	678,375
	Ecopetrol SA
	280,000	5.875		09/18/23	292,506

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Gaz Capital SA for Gazprom(d)
$870,000	9.250%		04/23/19	$1,065,750
Lukoil International Finance BV
300,000	6.656		06/07/22	324,000
Nexen, Inc.
375,000	6.400		05/15/37	407,233
Petrobras International Finance Co.
60,000	5.750		01/20/20	62,377
450,000	5.375		01/27/21	451,351
Petroleos Mexicanos
270,000	5.500		01/21/21	289,575
80,000	4.875		01/18/24	80,600
PTTEP Canada International Finance Ltd.(b)
460,000	5.692		04/05/21	490,475
Rosneft Oil Co. via Rosneft International Finance Ltd.(b)
850,000	4.199		03/06/22	783,062
Rowan Cos., Inc.(c)
250,000	4.875		06/01/22	255,308
TNK-BP Finance SA
160,000	7.500		07/18/16	179,200
120,000	7.250		02/02/20	135,300
Transocean, Inc.
775,000	6.500		11/15/20	861,624
Transportadora de Gas Internacional SA(c)
330,000	5.700		03/20/22	332,795
Weatherford International Ltd.
400,000	9.625		03/01/19	504,889

				7,194,420

Environmental(c) – 0.2%
Clean Harbors, Inc.
505,000	5.250		08/01/20	496,163

Food & Beverage – 1.3%
ConAgra Foods, Inc.
850,000	1.900		01/25/18	838,163
Constellation Brands, Inc.
50,000	3.750		05/01/21	46,250
900,000	6.000		05/01/22	954,000
Pernod-Ricard SA(b)
550,000	2.950		01/15/17	568,974
250,000	4.450		01/15/22	256,659
SABMiller Holdings, Inc.(b)
600,000	2.450		01/15/17	616,444

				3,280,490

Health Care – Services – 0.6%
Express Scripts Holding Co.
400,000	2.650		02/15/17	412,532
HCA, Inc.
250,000	7.875	(c)	02/15/20	270,000
750,000	7.500		02/15/22	821,250

				1,503,782

Home Construction – 0.5%
D.R. Horton, Inc.(c)
550,000	4.375		09/15/22	500,500

Corporate Obligations – (continued)
Home Construction – (continued)
MDC Holdings, Inc.
500,000	5.625		02/01/20	517,907
375,000	6.000	(c)	01/15/43	325,499

				1,343,906

Life Insurance – 0.9%
AIG Life Holdings, Inc.
425,000	8.500		07/01/30	535,500
American International Group, Inc.
350,000	5.850		01/16/18	398,337
Genworth Holdings, Inc.
675,000	7.625		09/24/21	798,281
The Northwestern Mutual Life Insurance Co.(b)
650,000	6.063		03/30/40	746,437

				2,478,555

Media – Cable – 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp.(c)
900,000	5.250		09/30/22	830,250
DISH DBS Corp.
475,000	6.750		06/01/21	498,750
Videotron Ltd.
825,000	5.000		07/15/22	781,687

				2,110,687

Media – Non Cable – 1.3%
NBCUniversal Media LLC
1,375,000	4.375		04/01/21	1,480,254
News America, Inc.(b)
800,000	5.400		10/01/43	800,834
Nielsen Finance LLC/Nielsen Finance Co.(c)
525,000	4.500		10/01/20	503,344
WPP Finance UK
551,000	8.000		09/15/14	586,890

				3,371,322

Metals & Mining(b) – 0.6%
Glencore Funding LLC
425,000	1.700		05/27/16	418,759
Xstrata Finance Canada Ltd.
1,180,000	2.450		10/25/17	1,173,564

				1,592,323

Noncaptive – Financial – 0.6%
Discover Financial Services
400,000	3.850		11/21/22	379,579
GE Capital Trust I(a)(c)
458,000	6.375		11/15/67	485,480
General Electric Capital Corp.
275,000	5.875		01/14/38	300,377
International Lease Finance Corp.
375,000	8.250		12/15/20	427,500

				1,592,936

Packaging – 0.7%
Ball Corp.
500,000	5.000		03/15/22	486,875

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Packaging – (continued)
Crown Americas LLC/Crown Americas Capital Corp. IV(b)
$550,000	4.500%		01/15/23	$501,875
Sealed Air Corp.(b)(c)
775,000	8.375		09/15/21	869,938

				1,858,688

Pharmaceuticals – 0.9%
AbbVie, Inc.
1,125,000	1.750		11/06/17	1,116,614
Actavis, Inc.(c)
425,000	3.250		10/01/22	397,487
Mylan, Inc.(b)(c)
750,000	7.875		07/15/20	855,938

				2,370,039

Pipelines – 2.3%
Access Midstream Partners LP/ACMP Finance Corp.(c)
525,000	4.875		05/15/23	493,500
Boardwalk Pipelines LP
575,000	5.875		11/15/16	643,579
El Paso LLC
500	7.750		01/15/32	510
El Paso Pipeline Partners Operating Co. LLC
450,000	6.500		04/01/20	516,077
Energy Transfer Partners LP(a)(b)(c)
1,075,000	3.283		11/01/66	967,500
Enterprise Products Operating LLC(a)(c)
775,000	8.375		08/01/66	852,500
775,000	7.034		01/15/68	860,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.(c)
550,000	4.500		07/15/23	518,375
Southern Star Central Gas Pipeline, Inc.(b)
300,000	6.000		06/01/16	327,963
TransCanada PipeLines Ltd.(a)(c)
875,000	6.350		05/15/67	896,875

				6,077,129

Property/Casualty Insurance – 0.3%
QBE Capital Funding III Ltd.(a)(b)(c)
325,000	7.250		05/24/41	342,550
Transatlantic Holdings, Inc.
275,000	8.000		11/30/39	339,857

				682,407

Real Estate Investment Trust – 2.1%
American Campus Communities Operating Partnership LP(c)
800,000	3.750		04/15/23	762,420
Developers Diversified Realty Corp.
65,000	9.625		03/15/16	77,183
755,000	7.500		04/01/17	884,673
ERP Operating LP(c)
450,000	4.625		12/15/21	473,759
HCP, Inc.
525,000	6.000		01/30/17	591,236
350,000	2.625	(c)	02/01/20	332,228
Healthcare Realty Trust, Inc.
550,000	6.500		01/17/17	617,143

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
ProLogis LP
275,000	6.125		12/01/16	308,952
Simon Property Group LP(c)
625,000	10.350		04/01/19	854,798
WEA Finance LLC/WT Finance Australia Property Ltd.(b)(c)
700,000	3.375		10/03/22	659,740

				5,562,132

Retailers(c) – 0.2%
NIKE, Inc.
625,000	3.625		05/01/43	538,702

Schools – 0.4%
Rensselaer Polytechnic Institute
850,000	5.600		09/01/20	928,896

Technology – 0.8%
Hewlett-Packard Co.
525,000	3.000		09/15/16	541,131
375,000	2.600		09/15/17	379,371
NetApp, Inc.
625,000	2.000		12/15/17	612,835
Tech Data Corp.
650,000	3.750		09/21/17	663,665

				2,197,002

Transportation(b) – 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,000,000	2.875		07/17/18	1,000,579

Wireless Telecommunications – 1.0%
American Tower Corp.
625,000	3.400		02/15/19	617,089
Crown Castle International Corp.
700,000	5.250		01/15/23	644,000
MetroPCS Wireless, Inc.(b)(c)
250,000	6.250		04/01/21	250,625
200,000	6.625		04/01/23	200,000
Softbank Corp.(b)
525,000	4.500		04/15/20	501,156
VimpelCom Holdings BV(b)
200,000	7.504		03/01/22	210,000
VIP Finance Ireland Ltd. for OJSC Vimpel Communications(b)
230,000	6.493		02/02/16	243,225

				2,666,095

Wirelines Telecommunications – 3.4%
AT&T, Inc.
725,000	2.950		05/15/16	757,547
Frontier Communications Corp.
750,000	8.500		04/15/20	830,625
MTS International Funding Ltd.
100,000	8.625		06/22/20	116,375
200,000	5.000	(b)	05/30/23	185,938
Telefonica Emisiones SAU
600,000	3.192		04/27/18	590,749
350,000	5.462		02/16/21	357,295
Verizon Communications, Inc.
1,275,000	3.650		09/14/18	1,345,948

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Wirelines Telecommunications – (continued)
	$1,500,000	4.500%	09/15/20	$1,600,839
	1,925,000	5.150	09/15/23	2,067,969
	850,000	6.550	09/15/43	961,093

				8,814,378

	TOTAL CORPORATE OBLIGATIONS
	(Cost $86,555,147)			$87,595,809

	Mortgage-Backed Obligations – 34.0%
	Adjustable Rate Non-Agency(a) – 3.1%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,114,435	0.642%	09/20/66	$1,443,030
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
	241,947	0.522	09/20/66	312,168
	Banc of America Funding Corp. Series 2007-E, Class 4A1
	$732,584	2.689	07/20/47	557,182
	Countrywide Alternative Loan Trust Series 2005-38, Class A3
	218,643	0.529	09/25/35	179,354
	Granite Master Issuer PLC Series 2005-1, Class A6
GBP	83,386	0.731	12/20/54	133,107
	Granite Master Issuer PLC Series 2005-2, Class A7
	111,181	0.811	12/20/54	177,476
	Granite Master Issuer PLC Series 2006-1X, Class A7
	806,064	0.731	12/20/54	1,286,698
	Granite Master Issuer PLC Series 2006-3, Class A4
	$2,946,303	0.260	12/20/54	2,902,173
	Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP	194,567	0.711	12/20/54	310,582
	Granite Mortgages PLC Series 2003-3, Class 3A
	73,347	0.890	01/20/44	117,604
	Lehman XS Trust Series 2007-4N, Class 1A1
	$313,686	0.309	03/25/47	275,493
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	419,318	1.353	12/25/46	242,949
	Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
	1,021	2.486	12/25/35	737

	TOTAL ADJUSTABLE RATE NON-AGENCY			$7,938,553

	Collateralized Mortgage Obligations – 5.4%
	Interest Only(e) – 0.0%
	FNMA REMIC Series 2010-130, Class HI
	$322,356	6.000%	11/25/40	$42,735

	Inverse Floaters(a) – 0.1%
	FNMA REMIC Series 2005-92, Class SC
	336,191	6.501	10/25/35	50,769
	FNMA REMIC Series 2010-126, Class LS
	1,260,141	4.817	11/25/40	153,166
	FNMA REMIC Series 2010-129, Class SM
	682,969	5.821	11/25/40	82,673
	FNMA REMIC Series 2012-11, Class GS
	675,866	5.821	05/25/40	90,615

				377,223

	Mortgage-Backed Obligations – (continued)
	Planned Amortization Class – 0.1%
	FNMA REMIC Series 2005-70, Class PA
	203,314	5.500	08/25/35	225,024

	Sequential Fixed Rate – 3.0%
	FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
	1,500,000	4.317	11/25/19	1,650,809
	FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
	1,500,000	2.637	01/25/23	1,427,470
	FHLMC Multifamily Structured Pass-Through Certificates Series KS01, Class A2
	1,800,000	2.522	01/25/23	1,703,360
	FNMA REMIC Series 2011-52, Class GB
	1,025,000	5.000	06/25/41	1,124,038
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	1,157,045	2.650	10/29/20	1,184,236
	NCUA Guaranteed Notes Series A4
	600,000	3.000	06/12/19	632,484

				7,722,397

	Sequential Floating Rate(a) – 2.2%
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
	5,088,685	0.429	11/25/36	2,199,161
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
	5,471,329	0.464	08/25/36	3,085,378
	FNMA REMIC Series 2011-63, Class FG
	509,654	0.629	07/25/41	511,646

				5,796,185

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$14,163,564

	Commercial Mortgage-Backed Securities(a) – 0.9%
	Sequential Fixed Rate – 0.7%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
	$1,800,000	3.250%	04/25/23	$1,794,861

	Sequential Floating Rate – 0.2%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
	225,000	5.803	04/10/49	247,906
	FREMF Mortgage Trust Series 2012-K707, Class C(b)
	200,000	4.018	01/25/47	188,108
	Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM
	50,000	5.478	02/12/44	55,423
	Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM
	50,000	5.931	12/15/44	49,286

				540,723

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,335,584

	Federal Agencies – 24.6%
	Adjustable Rate FHLMC(a) – 0.1%
	$124,857	2.853%	09/01/35	$132,920

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – 5.1%
$37,903	5.000%	05/01/18	$40,155
55,332	5.000	08/01/33	59,814
9,957	5.000	09/01/33	10,763
15,001	5.000	10/01/33	16,216
11,471	5.000	11/01/34	12,384
775,447	5.000	12/01/34	837,211
1,598,533	5.000	03/01/35	1,721,254
13,034	5.000	05/01/35	14,034
16,819	5.000	06/01/35	18,112
34,865	5.000	07/01/35	37,599
348,845	5.000	08/01/35	375,626
75,518	5.000	09/01/35	81,316
16,011	5.000	10/01/35	17,241
58,331	5.000	11/01/35	62,894
7,767	5.000	02/01/36	8,363
34,754	5.000	05/01/36	37,422
15,032	5.000	07/01/36	16,186
2,003,895	5.000	12/01/36	2,157,782
1,152,267	5.000	02/01/37	1,240,614
597,519	5.500	08/01/37	645,515
98,143	6.500	08/01/37	109,035
275,459	6.500	10/01/37	306,478
13,437	5.000	02/01/38	14,469
60,091	5.000	03/01/38	64,698
3,328	5.000	06/01/38	3,582
73,100	5.000	09/01/38	78,685
121,928	6.500	09/01/38	135,357
127,641	5.000	10/01/38	137,394
3,705	5.000	12/01/38	3,988
7,928	5.000	02/01/39	8,534
146,683	5.000	03/01/39	158,109
60,615	5.000	05/01/39	65,336
891,404	5.000	09/01/39	959,514
76,954	5.000	04/01/40	84,052
18,348	5.000	08/01/40	20,040
2,653,537	5.500	08/01/40	2,867,344
19,750	4.500	03/01/41	21,033
14,801	5.000	04/01/41	16,210
21,466	5.000	06/01/41	23,510
756,716	4.000	11/01/41	791,238

			13,279,107

FNMA – 15.2%
954,783	3.070	12/01/17	1,003,244
760,971	2.800	03/01/18	794,555
5,555	6.000	12/01/18	6,062
1,600,000	4.506	06/01/19	1,764,946
63,721	6.000	06/01/21	69,412
92,070	5.000	08/01/23	98,315
54,038	5.500	09/01/23	58,310
29,637	5.500	10/01/23	32,057
230,413	5.000	02/01/24	244,666
1,330,292	5.500	05/01/25	1,429,482
67	6.000	03/01/32	74
132,724	6.000	12/01/32	146,713
1,794	5.000	01/01/33	1,960
2,581	5.500	03/01/33	2,834

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
206,477	5.500	04/01/33	226,739
279	6.000	05/01/33	309
6,489	5.000	08/01/33	7,065
14,219	5.500	09/01/33	15,605
57,903	5.500	12/01/33	63,585
478	6.000	12/01/33	526
89,819	5.500	02/01/34	98,619
25,648	6.000	02/01/34	28,356
6,690	5.500	03/01/34	7,359
8,758	5.500	04/01/34	9,615
520,348	5.500	05/01/34	571,410
9,804	5.500	09/01/34	10,784
5,033	5.500	10/01/34	5,536
43,661	5.500	11/01/34	48,022
15,942	5.500	12/01/34	17,413
19,080	5.500	02/01/35	20,987
61,362	5.000	04/01/35	66,719
173	6.000	04/01/35	190
15,513	5.500	05/01/35	16,923
640,457	5.000	07/01/35	695,085
6,153	5.500	07/01/35	6,712
2,822	5.500	09/01/35	3,081
9,828	6.000	03/01/36	10,807
12,380	5.500	04/01/36	13,505
19,117	6.000	04/01/36	21,030
88,407	5.500	09/01/36	97,082
205	5.500	02/01/37	223
331	5.500	04/01/37	360
351	5.500	05/01/37	382
34,424	5.500	02/01/38	37,553
528	5.500	03/01/38	575
482	5.500	06/01/38	525
590	5.500	07/01/38	643
479	5.500	08/01/38	522
348	5.500	09/01/38	379
448,075	6.000	11/01/38	488,568
229	5.500	12/01/38	249
36,235	4.500	04/01/39	38,942
8,703	5.500	06/01/39	9,458
46,057	4.500	08/01/39	49,513
51,061	4.500	11/01/39	54,893
7,772	5.500	11/01/39	8,448
395,362	4.500	12/01/39	425,029
455,815	4.000	09/01/40	478,224
11,007	4.000	11/01/40	11,544
1,071,241	4.000	12/01/40	1,123,470
20,571	4.000	01/01/41	21,574
21,690	4.000	02/01/41	22,751
50,986	4.000	03/01/41	53,479
171,808	4.500	08/01/41	183,784
44,992	4.500	10/01/41	48,128
30,848	4.000	01/01/42	32,356
644,768	3.000	08/01/42	630,942
572,941	3.000	09/01/42	560,754
81,084	3.000	10/01/42	79,361
304,453	3.000	11/01/42	297,953

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value
	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$3,599,177	3.000%	12/01/42		$3,522,011
	993,991	2.500	01/01/43		924,607
	2,852,919	3.000	01/01/43		2,792,036
	1,246,113	3.000	02/01/43		1,219,531
	989,698	2.500	03/01/43		920,614
	484,165	3.000	03/01/43		473,840
	994,109	2.500	04/01/43		924,717
	797,166	3.000	04/01/43		780,186
	345,819	3.000	05/01/43		338,436
	97,857	3.000	06/01/43		95,778
	840,916	3.000	07/01/43		823,047
	4,000,000	3.000	TBA-30yr	(f)	3,909,062
	8,000,000	4.000	TBA-30yr	(f)	8,391,250
	2,000,000	4.500	TBA-30yr	(f)	2,136,250

					39,627,641

	GNMA – 4.2%
	238,977	3.950	07/15/25		251,713
	159,160	5.500	11/15/32		176,063
	135,639	5.500	01/15/33		149,975
	134,477	5.500	02/15/33		148,690
	133,411	5.500	03/15/33		147,511
	144,037	5.500	07/15/33		159,260
	84,624	5.500	08/15/33		93,568
	70,298	5.500	09/15/33		77,728
	75,037	5.500	04/15/34		82,661
	85,266	5.500	05/15/34		93,930
	744,451	5.500	09/15/34		820,095
	579,009	5.500	12/15/34		637,843
	628,062	5.500	01/15/35		689,973
	3,836	5.500	05/15/36		4,194
	109,658	5.000	11/15/40		120,624
	460,185	2.500	12/15/42		429,096
	48,634	2.500	12/20/42		45,327
	995,928	2.500	05/20/43		928,156
	1,991,742	2.500	07/20/43		1,856,206
	3,000,000	4.000	TBA-30yr	(f)	3,167,500
	1,000,000	4.500	TBA-30yr	(f)	1,077,656

					11,157,769

	TOTAL FEDERAL AGENCIES				$64,197,437

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $84,108,433)				$88,635,138

	Agency Debentures – 3.9%
	FHLB
	$2,400,000	4.625%	09/11/20		$2,777,769
	FHLMC
	700,000	0.500	10/15/13		700,114
EUR	600,000	4.375	01/15/14		820,793
	$400,000	2.375	01/13/22		389,264
	FNMA
	300,000	4.125	04/15/14		306,505
	2,600,000	1.875	09/18/18		2,631,429
	800,000	6.250	05/15/29		1,029,602

	Agency Debentures – (continued)
	Tennessee Valley Authority
	1,600,000	1.750	10/15/18		1,597,138

	TOTAL AGENCY DEBENTURES
	(Cost $9,859,490)				$10,252,614

	Asset-Backed Securities – 11.2%
	Collateralized Loan Obligations – 9.6%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(b)
	$3,717,397	0.915%	11/01/18		$3,616,927
	ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)
	2,600,000	1.558	04/18/24		2,537,566
	ACIS CLO Ltd. Series 2013-2A, Class A(a)(b)
	400,000	0.761	10/14/22		386,800
	ACIS CLO Ltd. Series 2013-2A, Class COM(a)(b)
	2,650,000	1.176	10/14/22		2,559,905
	Crown Point CLO Ltd. Series 2012-1A, Class ACOM(a)(b)
	1,250,000	1.484	11/21/22		1,222,691
	Golub Capital Management CLO Ltd. Series 2007-1A, Class A(a)(b)
	1,500,000	0.506	07/31/21		1,473,906
	OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(b)
	2,200,000	1.502	11/22/23		2,137,714
	OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
	1,650,000	1.618	04/17/25		1,633,975
	Red River CLO Ltd. Series 1A, Class A(a)(b)
	3,587,083	0.535	07/27/18		3,512,368
	Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
	6,105,837	0.490	08/01/22		5,904,986

					24,986,838

	Home Equity – 0.2%
	Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(a)
	7,141	0.979	10/27/32		6,953
	Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(a)
	5,561	0.844	10/25/32		5,373
	Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1(a)
	482,182	0.579	12/25/42		470,311
	CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(a)
	1,761	0.799	01/25/32		1,484
	First Alliance Mortgage Loan Trust Series 1999-4, Class A2(a)
	545	0.940	03/20/31		444
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	157,988	7.000	09/25/37		151,460
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	62,558	7.000	09/25/37		60,542
	Home Equity Asset Trust Series 2002-1, Class A4(a)
	257	0.784	11/25/32		234
	Renaissance Home Equity Loan Trust Series 2003-2, Class A(a)
	2,022	0.624	08/25/33		1,893
	Renaissance Home Equity Loan Trust Series 2003-3, Class A(a)
	4,975	0.679	12/25/33		4,790

					703,484

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Student Loan(a) – 1.4%
	College Loan Corp. Trust Series 2004-1, Class A4
	$750,000	0.456%		04/25/24	$711,774
	College Loan Corp. Trust Series 2006-1, Class A3
	1,000,000	0.356		10/25/25	991,761
	Northstar Education Finance, Inc. Series 2005-1, Class A1
	70,326	0.364		10/28/26	70,011
	Panhandle-Plains Higher Education Authority, Inc. Series 2010-2, Class A1
	621,592	1.378		10/01/35	631,807
	South Carolina Student Loan Corp. Series 2005, Class A1
	311,206	0.361		12/03/18	310,443
	South Carolina Student Loan Corp. Series 2006-1, Class A1
	859,045	0.350		12/02/19	852,642
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	118,010	0.390		03/01/25	117,607

					3,686,045

	TOTAL ASSET-BACKED SECURITIES
	(Cost $28,470,660)				$29,376,367

	Foreign Debt Obligations – 4.6%
	Sovereign – 4.3%
	Dominican Republic
DOP	500,000	14.500%		02/10/23	$11,348
	Republic of Chile
	$910,000	3.625		10/30/42	741,650
	Republic of Indonesia
	430,000	6.125	(b)	03/15/19	444,513
	230,000	4.875		05/05/21	227,700
	220,000	3.375	(b)	04/15/23	187,000
	430,000	8.500		10/12/35	521,375
	Republic of Ivory Coast(h)
	1,168,000	5.750		12/31/32	1,016,160
	Republic of Slovenia
	750,000	5.500	(b)	10/26/22	699,375
	200,000	5.500		10/26/22	186,500
	850,000	5.850	(b)	05/10/23	807,960
	Republic of South Africa
	200,000	5.875		09/16/25	211,250
	Republic of Turkey
	820,000	6.250		09/26/22	880,475
	Republic of Venezuela
	90,000	8.250		10/13/24	67,050
	390,000	9.250		09/15/27	315,900
	Russian Federation(b)
	3,000,000	4.875		09/16/23	3,075,000
	United Mexican States
MXN	2,128,400	6.500		06/10/21	170,496
	425,600	8.000		12/07/23	37,484
	3,020,200	7.500		06/03/27	253,867
	1,424,600	8.500		05/31/29	127,507
	1,588,400	7.750		05/29/31	131,040
	7,700	10.000		11/20/36	776
	6,728,200	7.750		11/13/42	545,702

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	$660,000	4.750		03/08/44	597,300

					11,257,428

	Supranational – 0.3%
	Inter-American Development Bank
	700,000	1.000		02/27/18	680,290

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $12,377,056)				$11,937,718

	Structured Notes – 0.7%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL $	3,790,640	6.000%		08/15/40	$1,740,957

	Municipal Debt Obligations – 5.6%
	California – 1.8%
	California State GO Bonds (Refunding-Various Purposes) Series 2013
	$415,000	5.000%		09/01/28	$451,503
	255,000	5.000		09/01/31	271,391
	365,000	5.000		09/01/32	386,031
	265,000	5.000		09/01/33	280,052
	California State GO Bonds (Various Purposes) Series 2013
	255,000	5.000		09/01/27	280,067
	250,000	5.000		04/01/37	258,595
	660,000	5.000		04/01/43	675,530
	California State GO Bonds Build America Taxable Series 2009
	210,000	7.550		04/01/39	273,315
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950		03/01/36	723,662
	California State University Systemwide RB Series 2012 A
	395,000	5.000		11/01/37	411,365
	255,000	5.000		11/01/42	263,063
	City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
	250,000	5.000		07/01/43	256,210
	City of Los Angeles CA Department of Water & Power RB Series 2012 B
	250,000	5.000		07/01/43	260,958

					4,791,742

	Florida – 0.1%
	Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
	255,000	5.000		07/01/42	258,953

	Georgia – 0.1%
	Private Colleges & Universities GA Authority RB (Emory University) Series 2013 A
	335,000	5.000		10/01/43	355,847

	Illinois – 0.3%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350		07/01/35	531,650

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Taxable-Pension Series 2003
$115,000	5.100%	06/01/33	$101,962

			633,612

Louisiana – 0.1%
Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
255,000	5.000	05/01/45	262,474

Massachusetts – 0.1%
Massachusetts State Consolidated Loan GO Bonds Series 2013 E
355,000	5.000	08/01/40	372,793

Missouri – 0.1%
Metropolitan St. Louis MO Sewer District Wastewater System RB Series 2012 A
250,000	5.000	05/01/42	263,905

New Jersey – 0.5%
New Jersey State Economic Development Authority RB (Rutgers University) Series 2013
255,000	5.000	06/15/38	266,959
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
420,000	5.000	06/15/36	431,012
290,000	5.500	06/15/39	309,749
315,000	5.000	06/15/44	319,086

			1,326,806

New York – 1.6%
New York City GO Bonds Series 2012 B
250,000	5.000	08/01/24	286,220
New York City GO Bonds (Refunding) Series 2012 F
255,000	5.000	08/01/24	290,108
New York City GO Bonds (Refunding) Series 2012 I
250,000	5.000	08/01/24	286,220
New York City GO Bonds (Refunding) Series 2013 I
250,000	5.000	08/01/25	284,963
New York City GO Bonds (Refunding) Series 2013 J
250,000	5.000	08/01/24	289,738
250,000	5.000	08/01/25	286,090
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
250,000	5.000	02/01/42	259,115
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2011 AA
260,000	5.000	06/15/44	267,852
New York City Water & Sewer System Finance Authority RB (Second General) Series 2013 CC
505,000	5.000	06/15/47	521,428
New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2013 A
255,000	5.000	02/15/43	265,039
New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
320,000	5.000	03/15/30	348,915
330,000	5.000	03/15/31	357,641
340,000	5.000	03/15/32	366,530

			4,109,859

Municipal Debt Obligations – (continued)
Ohio – 0.4%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
$250,000	6.270%	02/15/50	$257,385
Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
395,000	5.000	02/15/48	398,804
Ohio State Turnpike Commission RB (Senior Lien) Series 2013 A
250,000	5.000	02/15/48	256,952

			913,141

Pennsylvania – 0.1%
Pennsylvania State Turnpike Commission RB Series 2013 C
250,000	5.000	12/01/43	253,365

Texas – 0.1%
North Texas Tollway Authority RB (Special Projects System) Series 2011 A
255,000	5.500	09/01/41	274,972

Washington – 0.3%
University of Washington RB (General) Series 2013
260,000	5.000	07/01/41	272,028
Washington State GO Bonds (Various Purposes) Series 2013 A
250,000	5.000	08/01/34	265,955
300,000	5.000	08/01/35	317,658

			855,641

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $14,123,962)			$14,673,110

Government Guarantee Obligations – 1.4%
Achmea Hypotheekbank NV(b)(i)
$145,000	3.200%	11/03/14	$149,396
Israel Government AID Bond(j)
2,000,000	5.500	09/18/23	2,384,279
200,000	5.500	12/04/23	239,088
650,000	5.500	04/26/24	777,666
40,000	5.500	09/18/33	47,407

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $3,817,049)			$3,597,836

U.S. Treasury Obligations – 4.9%
United States Treasury Bonds
$2,600,000	3.125%	11/15/41	$2,344,706
5,100,000	3.125 (g)	02/15/42	4,591,683
3,500,000	3.625	08/15/43	3,459,820
United States Treasury Notes
2,500,000	1.375	09/30/18	2,498,200

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,793,554)			$12,894,409

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 2.2%
Interest Rate Swaptions
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.590%
$8,700,000	3.590%	03/22/16	$534,652
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 4.070%
8,000,000	4.070	03/29/16	347,528
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.017%
4,500,000	3.017	05/29/15	110,240
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.017%
4,500,000	3.017	05/29/15	296,362
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.570%
7,300,000	3.570	02/22/16	440,797
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.625%
7,000,000	3.625	02/22/16	406,119
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.645%
7,600,000	3.645	02/16/16	431,436
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 1.950%
23,600,000	1.950	10/26/15	247,215
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.030%
23,500,000	2.030	10/26/15	232,037
JPMorgan Chase Bank NA Call - OTC - 2 year Interest Rate Swap Strike Price 1.855%
22,700,000	1.855	11/02/15	260,378
JPMorgan Chase Bank NA Call - OTC - 10year Interest Rate Swap Strike Price 3.610%
6,900,000	3.610	02/16/16	401,890
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.652%
19,700,000	3.652	02/22/16	1,120,564
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.620%
13,700,000	3.620	03/07/16	810,003

TOTAL OPTIONS PURCHASED – 2.2%
(Cost $3,697,796)			$5,639,221

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $259,049,030)			$266,343,179

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(k) – 3.9%
Repurchase Agreement – 3.9%
Joint Repurchase Agreement Account II
$10,200,000	0.083%	10/01/13	$10,200,000
(Cost $10,200,000)

TOTAL INVESTMENTS – 106.0%
(Cost $269,249,030)			$276,543,179

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.0)%			(15,640,018)

NET ASSETS – 100.0%			$260,903,161

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $47,051,226, which represents approximately 18.0% of net assets as of September 30, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $16,572,343 which represents approximately 6.4% of net assets as of September 30, 2013.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2013.
(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $149,396, which represents approximately 0.1% of net assets as of September 30, 2013.
(j)	Guaranteed by United States Government until maturity. Total market value of these securities amounts to $3,448,440, which represents approximately 1.3% of net assets as of September 30, 2013.
(k)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 115.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
MYROR	—Malaysian Ringgit Offered Rate
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	12/18/13	$109,604	$37
	EUR/USD	12/18/13	392,408	6,789
	HUF/EUR	12/18/13	286,758	286
	PLN/USD	12/18/13	439,301	2,301
Barclays Bank PLC	EUR/USD	10/25/13	494,347	9,020
	EUR/USD	12/18/13	280,098	4,329
	GBP/EUR	12/18/13	503,364	3,402
	HUF/EUR	12/18/13	110,957	582
	NOK/USD	12/18/13	188,370	2,299
	USD/IDR	11/19/13	132,405	6,595
	USD/MYR	10/11/13	217,583	1,417
	USD/PHP	10/17/13	179,296	3,704
BNP Paribas SA	GBP/USD	12/18/13	868,614	30,963
Citibank NA	EUR/USD	12/18/13	2,336,684	31,254
	GBP/EUR	12/18/13	221,913	115
	MXN/USD	12/18/13	174,851	1,101
	NZD/USD	12/18/13	109,859	1,404
	PHP/USD	10/11/13	140,055	1,055
	RUB/USD	10/07/13	143,586	4,586
	USD/IDR	10/24/13	135,003	2,997
	USD/RUB	10/10/13	235,228	772
	USD/RUB	10/24/13	106,996	2,004
Credit Suisse International (London)	JPY/USD	12/18/13	109,731	731
	RUB/USD	10/07/13	144,016	5,016
	RUB/USD	10/10/13	571,024	17,024
	USD/RUB	10/17/13	218,288	712
Deutsche Bank AG (London)	ILS/USD	12/18/13	109,159	159
	MYR/USD	10/03/13	281,861	2,861
	TWD/USD	10/15/13	138,481	481
	USD/MXN	12/18/13	107,811	1,189
HSBC Bank PLC	EUR/SEK	12/18/13	109,476	128
	KRW/USD	10/23/13	109,558	558
	MYR/USD	10/03/13	282,622	4,622
	MYR/USD	10/11/13	281,179	4,179
JPMorgan Securities, Inc.	EUR/NOK	12/18/13	598,125	10,784
	JPY/USD	12/18/13	328,071	1,071
	USD/TRY	12/18/13	107,829	138
Morgan Stanley Capital Services, Inc.	BRL/USD	10/15/13	302,363	1,474
	HUF/EUR	12/18/13	110,957	612
	RUB/USD	10/15/13	280,425	4,425
	USD/MXN	12/18/13	214,429	3,571
Royal Bank of Canada	BRL/USD	10/07/13	147,832	8,832
	BRL/USD	10/11/13	143,454	5,454
	BRL/USD	10/18/13	111,132	2,132
	MXN/USD	12/18/13	138,897	897
Royal Bank of Scotland PLC	CHF/USD	12/18/13	271,682	6,728
	GBP/USD	12/18/13	142,381	3,683
	JPY/USD	12/18/13	242,741	1,397
Standard Chartered Bank	SGD/USD	12/18/13	109,562	562

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
State Street Bank	GBP/EUR	12/18/13	$282,804	$236
	JPY/USD	12/18/13	437,574	574
	MXN/USD	12/18/13	139,079	1,079
	USD/MXN	12/18/13	217,291	1,709
UBS AG (London)	BRL/USD	10/18/13	110,985	1,985
	MYR/USD	10/11/13	138,503	503
	PHP/USD	10/07/13	283,222	5,222
	PHP/USD	10/11/13	138,596	596
	TWD/USD	10/11/13	277,322	322
	USD/IDR	11/19/13	260,570	20,430
	USD/ZAR	12/18/13	214,507	4,493
Westpac Banking Corp.	AUD/USD	12/18/13	844,112	16,210
	NZD/AUD	12/18/13	138,287	1,670
	USD/AUD	12/18/13	648,743	2,691
	USD/MYR	10/23/13	214,721	2,623
TOTAL				$266,775

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CZK/EUR	12/18/13	$109,604	$(186)
	EUR/PLN	12/18/13	288,866	(4,032)
	HUF/EUR	12/18/13	108,250	(593)
	TRY/USD	12/18/13	213,189	(5,811)
	USD/EUR	12/18/13	443,827	(5,949)
	USD/MYR	10/03/13	140,241	(1,241)
Barclays Bank PLC	EUR/GBP	12/18/13	109,740	(136)
	MXN/USD	12/18/13	105,727	(3,273)
	NOK/EUR	12/18/13	140,726	(4,408)
	USD/TRY	12/18/13	139,023	(1,023)
	USD/ZAR	12/18/13	218,437	(437)
	ZAR/USD	12/18/13	518,847	(4,153)
BNP Paribas SA	EUR/GBP	12/18/13	862,596	(7,417)
	RUB/USD	10/15/13	285,282	(5,024)
	USD/JPY	12/18/13	562,898	(5,017)
Citibank NA	EUR/GBP	12/18/13	143,134	(1,055)
	MYR/USD	10/23/13	210,531	(6,469)
	PHP/USD	10/17/13	218,576	(424)
	RUB/USD	10/17/13	218,823	(177)
	TRY/USD	12/18/13	106,365	(3,635)
	USD/CAD	12/18/13	733,095	(1,281)
	USD/GBP	12/18/13	1,098,597	(26,493)
	USD/JPY	12/18/13	109,017	(17)
	USD/MXN	12/18/13	139,503	(503)
	USD/MYR	10/03/13	139,900	(900)
	USD/MYR	10/18/13	218,434	(434)
	USD/RUB	10/10/13	283,312	(6,312)
	USD/RUB	10/21/13	109,029	(29)
	USD/TRY	12/18/13	142,848	(3,848)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Credit Suisse International (London)	CLP/USD	10/16/13	$164,646	$(337)
	CLP/USD	10/25/13	107,178	(1,822)
	EUR/CHF	12/18/13	142,343	(1,617)
	RUB/USD	10/21/13	212,404	(5,596)
	USD/JPY	12/18/13	278,466	(2,466)
	USD/MXN	10/30/13	938,339	(1,406)
	USD/RUB	10/07/13	285,246	(9,246)
	USD/RUB	10/15/13	139,423	(1,423)
Deutsche Bank AG (London)	AUD/USD	12/18/13	325,764	(122)
	CNH/USD	12/18/13	312,045	(128)
	ILS/USD	12/18/13	107,992	(1,008)
	MYR/USD	10/18/13	104,168	(832)
	MYR/USD	10/23/13	105,424	(3,576)
	USD/CNH	12/18/13	598,190	(134)
	USD/CNH	01/08/14	587,534	(7,534)
	USD/CZK	12/18/13	334,756	(7,828)
	USD/EUR	12/18/13	219,207	(726)
	USD/MXN	10/30/13	302,841	(2,839)
	USD/PHP	10/17/13	55,044	(44)
	USD/PLN	12/18/13	353,396	(5,380)
	USD/RUB	10/15/13	75,895	(754)
HSBC Bank PLC	USD/AUD	12/18/13	139,215	(1,852)
	USD/MYR	10/03/13	141,310	(2,310)
	USD/SEK	12/18/13	462,484	(6,386)
JPMorgan Securities, Inc.	MXN/USD	12/18/13	431,091	(5,909)
	NOK/EUR	12/18/13	426,237	(8,575)
	USD/BRL	10/17/13	1,760,431	(66,461)
	USD/EUR	10/25/13	4,660,498	(97,717)
	USD/EUR	12/18/13	765,872	(3,702)
	USD/HUF	12/18/13	617,809	(17,843)
	USD/IDR	10/07/13	21,205	(205)
	USD/RUB	10/15/13	63,782	(782)
	USD/TRY	12/18/13	396,409	(6,433)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	109,632	(4,272)
	NZD/USD	12/18/13	213,935	(2,722)
	USD/BRL	11/04/13	109,863	(863)
	USD/ILS	12/18/13	293,427	(3,374)
Royal Bank of Canada	CAD/USD	12/18/13	542,686	(3,314)
	USD/BRL	10/15/13	141,855	(3,855)
	USD/BRL	10/18/13	240,267	(4,267)
	USD/CAD	12/18/13	196,642	(142)
	USD/GBP	10/24/13	2,625,339	(62,480)
	USD/NZD	12/18/13	272,298	(9,979)
Royal Bank of Scotland PLC	TRY/USD	12/18/13	923,190	(18,053)
	USD/EUR	12/18/13	292,506	(3,943)
	USD/GBP	12/18/13	218,425	(703)
	USD/TRY	12/18/13	139,709	(1,709)
Standard Chartered Bank	IDR/USD	10/24/13	207,841	(13,572)
	USD/SGD	12/18/13	157,280	(2,708)
	USD/TRY	12/18/13	427,101	(1,790)
State Street Bank	MXN/USD	12/18/13	214,001	(4,999)
	NOK/EUR	12/18/13	230,124	(7,307)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
State Street Bank (continued)	USD/AUD	12/18/13	$138,287	$(1,097)
	USD/CHF	12/18/13	702,959	(19,636)
	USD/EUR	12/18/13	109,604	(19)
	USD/JPY	12/18/13	282,257	(5,257)
UBS AG (London)	RUB/USD	10/24/13	214,973	(3,027)
	USD/BRL	10/07/13	146,906	(7,906)
	USD/BRL	10/11/13	142,591	(4,591)
	USD/IDR	10/07/13	99,737	(1,617)
	USD/ZAR	12/18/13	328,876	(1,876)
	ZAR/USD	12/18/13	351,219	(5,781)
Westpac Banking Corp.	AUD/USD	12/18/13	428,783	(4,882)
	EUR/USD	12/18/13	217,854	(212)
	USD/AUD	12/18/13	276,574	(1,445)
	USD/EUR	12/18/13	217,854	(316)
TOTAL				$(580,984)
FORWARD SALES CONTRACTS — At September 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FHLMC	5.000%	TBA-30yr	10/10/2013	$(2,000,000)	$(2,157,188)
FNMA	2.500	TBA-30yr	10/10/2013	(2,000,000)	(1,859,688)
GNMA	2.500	TBA-30yr	10/21/2013	(3,000,000)	(2,795,156)
TOTAL (Proceeds Receivable: $6,680,625)					$(6,812,032)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	64	September 2014	$21,554,696	$38,850
Eurodollars	8	December 2014	2,692,578	5,651
Eurodollars	62	March 2015	20,851,755	30,178
French 10 Year Government Bonds	1	December 2013	179,239	2,934
Italian 10 Year Government Bonds	(7)	December 2013	(1,045,293)	515
Ultra Long U.S. Treasury Bonds	23	December 2013	3,268,156	(5,231)
5 Year German Euro-Bobl	1	December 2013	168,349	1,946
10 Year German Euro-Bund	6	December 2013	1,140,453	19,876
2 Year U.S. Treasury Notes	11	December 2013	2,422,922	3,591
5 Year U.S. Treasury Notes	(215)	December 2013	(26,025,078)	(217,451)
10 Year U.S. Treasury Notes	642	December 2013	81,142,781	1,099,424
20 Year U.S. Treasury Bonds	309	December 2013	41,212,875	886,431
TOTAL				$1,866,714

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	6,090		01/04/16	10.390%	1 month Brazilian Interbank Deposit Average	$—	$(19,529)
	CAD	6,200	(a)	12/20/25	2.910	6 month CDOR	—	(408,809)
		300		06/27/33	6 month CDOR	3.475%	—	3,855
		3,600	(a)	12/20/35	6 month CDOR	3.000	—	451,525
Barclays Bank PLC	BRL	2,190		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(8,778)
	MYR	380		08/14/23	3 month MYROR	4.485	—	(3,348)
Citibank NA	BRL	2,480		01/04/16	10.090	1 month Brazilian Interbank Deposit Average	—	(14,449)
	NZD	610	(a)	12/18/18	3 month NZDOR	3.500	10,634	11,000
	KRW	2,257,900		08/08/23	3 month KWCDC	3.450	—	(23,262)
		231,040		08/16/23	3 month KWCDC	3.485	—	(2,979)
	$	2,800	(a)	02/18/26	3.145	3 month LIBOR	—	(150,131)
		2,600	(a)	02/24/26	3.125	3 month LIBOR	—	(145,123)
		2,700	(a)	02/24/26	3.070	3 month LIBOR	—	(163,320)
Credit Suisse International (London)	NZD	1,710	(a)	12/18/18	3 month NZDOR	3.500	47,801	12,846
Deutsche Bank Securities, Inc.	$	10,600	(a)	10/30/17	1.450	3 month LIBOR	—	(99,930)
		10,600	(a)	10/30/17	1.530	3 month LIBOR	—	(83,303)
	MYR	330		08/14/23	3 month MYROR	4.490	—	(2,952)
	NZD	1,340	(a)	12/18/23	3 month NZDOR	4.000	24,808	56,784
JPMorgan Securities, Inc.	BRL	5,220		01/02/15	8.155	1 month Brazilian Interbank Deposit Average	—	(48,878)
	$	10,200	(a)	11/06/17	1.355	3 month LIBOR	—	(119,001)
	KRW	291,170		08/21/23	3 month KWCDC	3.563	—	(5,533)
	MYR	420		09/26/23	3 month MYROR	4.330	—	(80)
	$	2,600	(a)	02/18/26	3.110	3 month LIBOR	—	(147,142)
Morgan Stanley Capital Services, Inc.	KRW	225,810		08/16/23	3 month KWCDC	3.485	—	(2,912)
	$	7,800	(a)	02/18/26	3.130	3 month LIBOR	—	(428,166)
		7,400	(a)	02/24/26	3.152	3 month LIBOR	—	(396,069)
		5,000	(a)	03/09/26	3.120	3 month LIBOR	—	(286,227)
TOTAL							$83,243	$(2,023,911)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR 8,460	06/05/15	0.600%	6 month EURO	$(9,791)	$10,611
10,780	06/29/15	0.850	6 month EURO	5,343	29,619

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NOK	10,710	06/30/15	3 month NIBOR	2.000%	$127	$418
EUR	10,620	08/06/15	0.750%	6 month EURO	(41)	15,493
	13,770	08/18/15	0.800	6 month EURO	2,769	24,740
JPY	3,412,620	08/18/15	6 month JYOR	0.280	2,714	(10,383)
AUD	6,520	09/05/15	3.200	6 month AUDOR	(469)	15,176
	$13,630	09/26/15	3 month LIBOR	0.650	(1,988)	(4,538)
	51,100	12/18/15	3 month LIBOR	0.500	202,560	(163,116)
GBP	6,930	07/18/16	6 month BP	0.930	31,824	37,494
	$31,300	07/25/16	3 month LIBOR	0.965	4,975	(70,971)
CAD	40,600	07/25/16	1.940	6 month CDOR	(10,920)	78,514
EUR	34,830	07/27/16	6 month EURO	1.100	29,348	(58,359)
	$58,900	12/19/16	0.500	3 month LIBOR	(516,464)	(163,136)
EUR	29,150	07/27/18	1.600	6 month EURO	(100,610)	122,615
CAD	1,610	12/18/18	1.750	6 month CDOR	(47,013)	3,417
	$2,590	12/18/18	3 month LIBOR	1.000	104,278	(18,712)
GBP	3,690	12/18/18	6 month BP	1.000	245,259	1,103
EUR	4,950	12/18/18	1.000	6 month EURO	(149,298)	48,906
SEK	7,540	12/18/18	3 month STIBOR	1.750	31,786	883
	$31,800	12/18/18	1.000	3 month LIBOR	(964,972)	(85,604)
	26,100	08/15/19	3.250	3 month LIBOR	(12,755)	219,256
JPY	673,850	04/24/20	0.610	6 month JYOR	4,298	(9,991)
EUR	11,690	07/27/20	6 month EURO	1.950	78,477	(52,509)
	$59,700	12/18/20	3 month LIBOR	1.500	1,938,041	1,187,075
GBP	9,490	07/18/21	2.240	6 month BP	(235,903)	(98,553)
	$13,500	08/15/21	3 month LIBOR	3.000	(94,313)	(215,528)
PLN	940	08/09/23	3 month WIBOR	4.041	2	3,826
	480	08/16/23	3 month WIBOR	4.200	1	(70)
	610	08/20/23	3 month WIBOR	4.330	2	(2,198)
	620	08/23/23	3 month WIBOR	4.385	2	(3,131)
EUR	10	12/18/23	1.750	6 month EURO	(35)	(438)
GBP	410	12/18/23	6 month BP	2.000	47,885	(1,382)
JPY	17,800	12/18/23	0.750	6 month JYOR	(5,852)	3,245
	$37,800	12/18/23	3 month LIBOR	2.000	3,453,950	(498,274)
	4,600	06/11/24	3 month LIBOR	2.733	37	139,075
GBP	6,090	07/18/24	6 month BP	2.700	193,139	49,844
	$6,900	07/24/24	3.098	3 month LIBOR	(65,033)	50,456
CAD	9,300	07/24/24	6 month CDOR	3.250	24,838	11,873
JPY	1,077,330	04/24/25	6 month JYOR	1.030	10,001	104,505
	1,828,000	05/09/25	6 month JYOR	1.650	23,488	103,023
	$3,300	03/24/26	3.090	3 month LIBOR	26	(201,230)
	2,200	03/31/26	3.070	3 month LIBOR	35	(138,940)
JPY	1,121,000	05/10/27	1.880	6 month JYOR	(22,230)	(84,892)
	$2,300	12/18/28	3 month LIBOR	2.500	115,596	129,381
JPY	553,730	04/24/30	1.480	6 month JYOR	(1,725)	(72,344)
	$16,500	12/18/43	3 month LIBOR	3.000	682,385	1,544,095
	TOTAL				$4,993,774	$1,980,344

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$1,400	(1.000)%	06/20/14	0.114%	$(3,697)	$(5,770)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,000	(1.000)	06/20/14	0.114	(8,382)	(11,905)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	7,800	(1.000)	06/20/14	0.114	(22,624)	(30,122)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	2,675	(1.000)	06/20/14	0.114	(6,584)	(11,505)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	4,625	1.000	06/20/16	0.354	3,590	79,009
	Tranches of Commercial Mortgage-Backed Index AAA Series 3	500	0.080	12/13/49	1.135	(16,410)	115
	Tranches of Commercial Mortgage-Backed Index AAA Series 4	2,100	0.350	02/17/51	1.241	(74,950)	9,703
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA Series 4	1,400	0.350	02/17/51	1.241	(44,023)	525
Credit Suisse International (London)	Tranches of Commercial Mortgage-Backed Index AAA Series 4	1,400	0.350	02/17/51	1.241	(48,254)	4,756
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	5,425	1.000	06/20/16	0.354	4,025	92,862
	Tranches of Commercial Mortgage-Backed Index AAA Series 4	2,500	0.350	02/17/51	1.241	(78,242)	566
TOTAL						$(295,551)	$128,234

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – 37.1%
	British Pound – 2.6%
	United Kingdom Treasury
GBP	5,900,000	1.750%		09/07/22	$8,945,568
	3,160,000	3.750		07/22/52	5,376,936

					14,322,504

	Canadian Dollar – 2.0%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	788,210
	Government of Canada
	1,700,000	4.000		06/01/41	1,931,799
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,912,259
	4,200,000	4.000		06/02/21	4,330,683
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,873,954

					10,836,905

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	582,729

	Danish Krone – 0.6%
	Kingdom of Denmark
DKK	16,000,000	4.000		11/15/15	3,131,009

	Euro – 17.9%
	Federal Republic of Germany
EUR	7,550,000	3.000		07/04/20	11,487,709
	2,360,000	1.500		09/04/22	3,170,633
	1,040,000	4.000		01/04/37	1,751,108
	Government of Finland(a)
	7,990,000	3.125		09/15/14	11,117,448
	390,000	4.375		07/04/19	619,970
	Government of France
	1,400,000	3.750		04/25/17	2,092,670
	4,140,000	1.000		05/25/18	5,585,063
	4,520,000	2.250		10/25/22	6,133,339
	1,480,000	4.500		04/25/41	2,400,140
	Kingdom of Belgium(a)
	4,515,000	3.500		06/28/17	6,666,096
	395,000	3.750		09/28/20	598,084
	Kingdom of The Netherlands(a)
	2,900,000	4.000		07/15/16	4,305,126
	2,470,000	4.500		07/15/17	3,802,486
	Republic of Austria(a)
	4,080,000	4.350		03/15/19	6,427,013
	Republic of Italy
	1,550,000	4.500		07/15/15	2,191,686
	11,320,000	4.750		06/01/17	16,245,375
	2,560,000	3.500		11/01/17	3,517,027
	1,910,000	4.500		05/01/23	2,602,032
	490,000	5.000		08/01/39	660,112
	Spain Government Bond
	1,730,000	4.500		01/31/18	2,495,143
	2,700,000	4.400	(a)	10/31/23	3,677,900

					97,546,160

	Foreign Sovereign Debt Obligations – (continued)
	Japanese Yen – 8.2%
	Government of Japan
JPY	200,000	0.100%		12/15/14	$2,035
	1,244,000,000	0.300		03/20/18	12,706,252
	12,700,000	1.400		03/20/20	137,791
	377,000,000	0.800		12/20/22	3,890,178
	667,000,000	0.600		03/20/23	6,750,363
	430,000,000	2.100		12/20/26	4,994,151
	29,000,000	2.200		03/20/31	330,443
	221,300,000	1.700		09/20/32	2,312,986
	485,000,000	2.500		09/20/34	5,722,645
	250,000,000	2.500		03/20/38	2,975,874
	100,000,000	2.200		09/20/39	1,130,167
	150,000,000	2.200		03/20/41	1,696,566
	59,500,000	2.000		09/20/41	646,202
	100,900,000	2.000		03/20/52	1,088,404

					44,384,057

	Mexican Peso – 0.9%
	United Mexican States
MXN	1,405,400	7.500		06/03/27	118,133
	12,961,000	7.750		05/29/31	1,069,259
	148,000	10.000		11/20/36	14,913
	8,168,000	8.500		11/18/38	717,186
	36,673,600	7.750		11/13/42	2,974,476

					4,893,967

	South African Rand – 0.5%
	Republic of South Africa
ZAR	18,820,000	7.750		02/28/23	1,896,362
	6,569,608	10.500		12/21/26	790,237

					2,686,599

	South Korean Won – 0.7%
	Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	3,927,777

	Swedish Krona – 0.9%
	Kingdom of Sweden
SEK	11,000,000	6.750		05/05/14	1,769,948
	20,000,000	4.500		08/12/15	3,302,995

					5,072,943

	United States Dollar – 2.7%
	Perusahaan Penerbit SBSN(a)
	$340,000	6.125		03/15/19	351,475
	Republic of Chile
	1,540,000	3.625		10/30/42	1,255,100
	Republic of Colombia
	210,000	2.625		03/15/23	185,325
	1,120,000	4.000		02/26/24	1,092,000
	Republic of Indonesia
	530,000	5.375	(a)	10/17/23	527,350
	1,050,000	8.500		10/12/35	1,273,125
	Republic of Korea
	660,000	7.125		04/16/19	817,318
	Republic of Slovenia
	1,640,000	5.500		10/26/22	1,529,300
	400,000	5.850		05/10/23	380,000
	2,190,000	5.850	(a)	05/10/23	2,081,685

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – (continued)
	United States Dollar – (continued)
	Republic of Turkey
	$200,000	6.250%		09/26/22	$214,750
	230,000	6.000		01/14/41	221,375
	Russian Federation(a)
	3,200,000	4.875		09/16/23	3,280,000
	State of Qatar
	1,189,000	5.150		04/09/14	1,215,752
	United Mexican States
	470,000	5.750		10/12/10	438,275

					14,862,830

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $194,352,078)				$202,247,480

	Corporate Obligations – 22.3%
	Automotive – 0.5%
	Ford Motor Credit Co. LLC
	$2,300,000	3.984%		06/15/16	$2,429,186
	300,000	4.250		02/03/17	320,386
	200,000	4.375		08/06/23	200,272

					2,949,844

	Banks – 8.4%
	Bank of America Corp.
	1,550,000	5.750		12/01/17	1,752,037
	1,000,000	5.650		05/01/18	1,126,813
	Bank of Scotland PLC
	1,200,000	5.250		02/21/17	1,340,467
	2,070,000	5.250	(a)	02/21/17	2,312,306
	Barclays Bank PLC(b)(c)
EUR	850,000	4.500		03/04/19	1,158,547
	BNP Paribas SA(b)
	150,000	4.730		04/29/49	205,464
	Citigroup, Inc.
	$105,000	4.450		01/10/17	113,669
	375,000	6.125		05/15/18	432,386
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,484,930
	Credit Suisse AG(a)
	700,000	6.500		08/08/23	719,529
	DnB Boligkreditt AS
	800,000	2.900		03/29/16	837,680
	2,700,000	2.900	(a)	03/29/16	2,827,170
	1,900,000	1.450	(a)	03/21/18	1,870,360
	HSBC Holdings PLC
	1,150,000	6.800		06/01/38	1,355,482
	ING Bank NV
	1,600,000	4.000	(a)	03/15/16	1,689,520
EUR	650,000	6.125	(b)(c)	05/29/23	964,537
	Intesa Sanpaolo SPA
	500,000	4.125		01/14/16	699,608
	$650,000	3.875		01/16/18	639,497
	JPMorgan Chase & Co.
	1,400,000	4.250		10/15/20	1,458,944

	Corporate Obligations – (continued)
	Banks – (continued)
	Lloyds TSB Bank PLC(b)(c)
EUR	1,150,000	11.875%		12/16/16	$1,905,828
	Morgan Stanley, Inc.
	$1,650,000	4.000		07/24/15	1,721,202
	225,000	5.550		04/27/17	249,610
	850,000	6.250		08/28/17	964,907
	250,000	6.625		04/01/18	289,709
	400,000	2.125		04/25/18	389,841
	Regions Financial Corp.(c)
	750,000	2.000		05/15/18	729,210
	Royal Bank of Scotland PLC
	1,100,000	2.550		09/18/15	1,121,699
EUR	550,000	5.375		09/30/19	863,133
	300,000	10.500	(b)(c)	03/16/22	484,743
	Santander Holdings USA, Inc.(c)
	$850,000	3.000		09/24/15	872,535
	Sparebank 1 Boligkreditt AS
	4,900,000	2.625	(a)	05/27/16	5,095,597
	1,100,000	2.300		06/30/17	1,128,380
	3,300,000	2.300	(a)	06/30/17	3,385,140
	3,200,000	1.750	(a)	11/15/19	3,050,560
	Standard Chartered PLC(a)
	400,000	5.500		11/18/14	420,600

					45,661,640

	Chemicals – 0.4%
	CF Industries, Inc.
	200,000	3.450		06/01/23	185,488
	Ecolab, Inc.
	1,550,000	4.350		12/08/21	1,633,061
	LYB International Finance BV
	350,000	4.000		07/15/23	345,571
	150,000	5.250		07/15/43	147,090

					2,311,210

	Communications – 2.6%
	American Tower Corp.
	450,000	3.400		02/15/19	444,304
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	457,037
	Koninklijke KPN NV
EUR	100,000	3.250		02/01/21	138,276
	200,000	4.500		10/04/21	297,698
	550,000	4.250		03/01/22	800,125
	News America, Inc.
	$50,000	4.000	(a)	10/01/23	50,254
	700,000	6.400		12/15/35	768,621
	Telefonica Emisiones SAU
	750,000	5.462		02/16/21	765,632
	Verizon Communications, Inc.
	1,350,000	3.650		09/14/18	1,425,122
	350,000	4.500		09/15/20	373,529
	1,500,000	5.150		09/15/23	1,611,404
	1,000,000	6.400		09/15/33	1,111,969
	2,050,000	6.550		09/15/43	2,317,929
	Verizon Wireless Capital LLC
EUR	950,000	8.750		12/18/15	1,501,201

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Communications – (continued)
	Vodafone Group PLC
	$1,950,000	2.875%		03/16/16	$2,020,443

					14,083,544

	Consumer Noncyclical – 0.3%
	Avon Products, Inc.
	600,000	4.600		03/15/20	620,372
	400,000	5.000		03/15/23	403,951
	Imperial Tobacco Finance PLC
EUR	300,000	4.375		11/22/13	407,909
	$300,000	2.050	(a)	02/11/18	292,533

					1,724,765

	Diversified Manufacturing – 0.1%
	Roper Industries, Inc.
	400,000	2.050		10/01/18	391,775

	Electric – 0.6%
	Alliander NV(b)
EUR	350,000	4.875		11/11/49	487,702
	DONG Energy A/S
	1,000,000	4.875		12/16/21	1,577,670
	366,000	6.250	(b)(c)	06/26/13	506,903
	MidAmerican Energy Holdings Co.
	$350,000	5.950		05/15/37	389,482
	Ruwais Power Co. PJSC(a)
	520,000	6.000		08/31/36	536,900

					3,498,657

	Energy – 3.0%
	BP Capital Markets PLC
GBP	850,000	4.325		12/10/18	1,509,525
	Buckeye Partners LP(c)
	$550,000	4.150		07/01/23	536,248
	CNOOC Curtis Funding No. 1 Pty Ltd.(a)
	1,160,000	4.500		10/03/23	1,168,923
	Dolphin Energy Ltd.
	647,283	5.888		06/15/19	707,157
	1,002,933	5.888	(a)	06/15/19	1,095,704
	Ecopetrol SA
	400,000	5.875		09/18/23	417,865
	Energy Transfer Partners LP(c)
	700,000	3.600		02/01/23	650,456
	400,000	5.150		02/01/43	356,279
	Gaz Capital SA for Gazprom
	1,770,000	9.250		04/23/19	2,168,250
	GPN Capital SA for Gazprom
	1,280,000	4.375		09/19/22	1,177,600
	Marathon Oil Corp.(c)
	50,000	2.800		11/01/22	46,488
	Petrobras International Finance Co.
	140,000	5.750		01/20/20	145,545
	560,000	5.375		01/27/21	561,682
	Petroleos Mexicanos
	920,000	5.500		01/21/21	986,700

	Corporate Obligations – (continued)
	Energy – (continued)
	Phillips 66
	$250,000	4.300%		04/01/22	$254,131
	Rosneft Oil Co. via Rosneft International Finance Ltd.(a)
	560,000	4.199		03/06/22	515,900
	TNK-BP Finance SA
	168,000	7.500		07/18/16	188,160
	271,000	6.625		03/20/17	298,439
	190,000	7.875		03/13/18	219,687
	100,000	7.250		02/02/20	112,750
	Transocean, Inc.
	450,000	6.375		12/15/21	497,948
	850,000	3.800	(c)	10/15/22	799,073
	Transportadora de Gas Internacional SA(c)
	340,000	5.700		03/20/22	342,879
	Weatherford International Ltd.
	500,000	9.625		03/01/19	631,111
	718,000	5.125		09/15/20	753,795
	50,000	4.500	(c)	04/15/22	49,344

					16,191,639

	Financial Companies – 0.8%
	American Express Credit Corp.
GBP	1,200,000	5.375		10/01/14	2,023,309
	$700,000	2.800		09/19/16	732,642
	GE Capital European Funding
EUR	1,200,000	2.875		06/18/19	1,699,640

					4,455,591

	Food & Beverage – 0.9%
	Anadolu Efes Biracilik ve Malt Sanayii AS(a)
	$665,000	3.375		11/01/22	538,650
	Mondelez International, Inc.(c)
	715,000	6.500		02/09/40	839,354
	Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	410,654
	1,050,000	4.250		07/15/22	1,060,133
	885,000	5.500		01/15/42	901,310
	SABMiller Holdings, Inc.(a)
	1,250,000	3.750		01/15/22	1,259,952

					5,010,053

	Health Care – Services – 0.5%
	Express Scripts Holding Co.
	2,350,000	3.500		11/15/16	2,487,243
	350,000	3.900		02/15/22	354,030

					2,841,273

	Insurance – 1.1%
	AIG Life Holdings, Inc.
	100,000	8.500		07/01/30	126,000
	Allianz Finance II BV(b)(c)
EUR	100,000	5.750		07/08/41	150,153
	American International Group, Inc.
	$750,000	4.875		09/15/16	822,327
	1,450,000	4.875		06/01/22	1,556,570
	Genworth Holdings, Inc.
	150,000	7.700		06/15/20	175,912

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Insurance – (continued)
	$250,000	7.625%	09/24/21	$295,659
	300,000	4.900	08/15/23	300,255
	QBE Insurance Group Ltd.(a)
	400,000	2.400	05/01/18	389,692
	Standard Life PLC(b)
EUR	1,400,000	5.314	01/06/49	1,908,196

				5,724,764

	Metals & Mining – 0.9%
	Anglo American Capital PLC(a)
	$2,600,000	9.375	04/08/14	2,708,654
	Glencore Funding LLC(a)
	50,000	4.125	05/30/23	46,253
	Rio Tinto Finance USA Ltd.
	752,000	9.000	05/01/19	973,805
	Xstrata Finance Canada Ltd.(a)
	1,250,000	4.250	10/25/22	1,167,834

				4,896,546

	Noncaptive – Financial – 0.1%
	General Electric Capital Corp.
	350,000	5.550	05/04/20	395,898

	Pharmaceuticals – 0.3%
	AbbVie, Inc.
	1,500,000	1.750	11/06/17	1,488,819

	Real Estate Investment Trusts – 0.9%
	Gecina SA
EUR	700,000	4.250	02/03/16	1,013,238
	HCP, Inc.(c)
	$1,750,000	5.375	02/01/21	1,895,209
	Ventas Realty LP/Ventas Capital Corp. (c)
	200,000	3.250	08/15/22	185,787
	WEA Finance LLC(a)(c)
	1,600,000	4.625	05/10/21	1,687,779
	WEA Finance LLC/WT Finance Australia Property Ltd.(a)(c)
	250,000	3.375	10/03/22	235,622

				5,017,635

	Retailers – 0.1%
	Wal-Mart Stores, Inc.
	550,000	5.000	10/25/40	564,789

	Technology – 0.2%
	Apple, Inc.
	900,000	3.850	05/04/43	756,749
	Hewlett-Packard Co.
	250,000	2.600	09/15/17	252,914

				1,009,663

	Transportation – 0.6%
	Abertis Infraestructuras SA
EUR	700,000	4.750	10/25/19	1,036,079
	300,000	3.750	06/20/23	400,083
	Burlington Northern Santa Fe LLC(c)
	$450,000	3.000	03/15/23	423,057
	500,000	4.375	09/01/42	447,494

	Corporate Obligations – (continued)
	Transportation – (continued)
	Transnet Ltd.
	$790,000	4.500%	02/10/16	$815,675

				3,122,388

	TOTAL CORPORATE OBLIGATIONS
	(Cost $118,251,950)			$121,340,493

	Foreign Debt Obligation – 2.0%
	Supranational – 2.0%
	European Financial Stability Facility
EUR	7,700,000	2.000%	05/15/17	$10,821,126
	(Cost $9,738,016)

	Asset-Backed Securities – 2.9%
	Home Equity – 0.5%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	$2,900,000	1.629%	10/25/37	$2,528,160
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	93,356	7.000	09/25/37	89,499
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	135,542	7.000	09/25/37	131,173

				2,748,832

	Student Loans(b) – 2.4%
	Access Group, Inc. Series 2004-2, Class A2
	2,831,651	0.416	01/25/16	2,639,051
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	106,858	0.361	09/25/23	106,719
	Educational Services of America, Inc. Series 2010-1, Class A1(a)
	2,004,565	1.116	07/25/23	2,009,288
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	977,998	1.212	02/25/42	985,302
	Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	1,035,781	0.979	07/27/48	1,043,113
	Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	595,536	1.029	02/25/43	601,349
	SLC Student Loan Center Series 2011-1, Class A(a)
	1,316,338	1.399	10/25/27	1,343,986
	SLC Student Loan Trust Series 2006-1, Class A4
	2,085,992	0.334	12/15/21	2,076,948
	US Education Loan Trust LLC Series 2006-1, Class A2(a)
	393,366	0.390	03/01/25	392,021
	Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	1,865,583	0.346	04/25/23	1,861,837

				13,059,614

	TOTAL ASSET-BACKED SECURITIES
	(Cost $16,129,434)			$15,808,446

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – 17.7%
	Adjustable Rate Non-Agency(b) – 0.6%
	American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$1,446	0.919%	10/25/34	$1,438
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	218,643	1.653	09/25/35	184,490
	Countrywide Alternative Loan Trust Series 2005-82, Class A1
	2,929,286	0.449	02/25/36	2,180,028
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,017,527	0.390	03/20/46	702,546

	TOTAL ADJUSTABLE RATE NON-AGENCY			$3,068,502

	Collateralized Mortgage Obligations – 4.1%
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1(b)
EUR	1,693,628	0.522%	09/20/66	$2,185,174
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(b)
	731,844	0.482	09/20/66	941,006
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1(b)
	$233,758	2.551	04/20/35	232,880
	FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
	6,200,000	3.111	02/25/23	6,136,760
	FNMA REMIC Series 2010-126, Class LS(b)
	2,425,771	4.817	11/25/40	294,845
	FNMA REMIC Series 2011-52, Class GB
	1,000,000	5.000	06/25/41	1,096,622
	FNMA REMIC Series 2011-99, Class DB
	875,000	5.000	10/25/41	961,236
	Granite Mortgages PLC Series 2003-2, Class 1B(b)
	320,008	1.246	07/20/43	312,502
	Granite Mortgages PLC Series 2004-1, Class 2A2(b)
EUR	1,668,538	0.542	03/20/44	2,228,480
	Granite Mortgages PLC Series 2004-2, Class 3A(b)
GBP	289,581	0.838	06/20/44	463,419
	Granite Mortgages PLC Series 2004-3, Class 3A1(b)
	269,355	0.878	09/20/44	431,297
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(b)
	$1,031,076	2.712	08/19/36	723,161
	Leek Finance PLC Series 2017X, Class A2C(b)
EUR	142,656	0.501	12/21/37	198,616
	Leek Finance PLC Series 2018X, Class A2B(b)
	$906,117	0.510	09/21/38	921,408
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,382,132	2.650	10/29/20	3,461,613
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	74,113	1.840	10/07/20	74,889
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(b)
	1,373,473	1.153	01/25/46	964,250
	Sequoia Mortgage Trust Series 2004-10, Class A3A(b)
	290,429	0.763	11/20/34	281,419
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(b)
	700,943	2.605	11/25/34	686,838

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$22,596,415

	Mortgage-Backed Obligations – (continued)
	Commercial Mortgage-Backed Securities – 5.5%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(b)
	$600,000	5.633%	04/10/49	$661,083
	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
	7,140,760	5.602	06/11/50	8,005,946
	Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A(b)
	4,273,917	6.046	12/10/49	4,867,351
	Commercial Mortgage Trust Series 2007-C9, Class A1A(b)
	4,523,729	5.800	12/10/49	5,099,515
	FNMA ACES Series 2012-M13, Class A2
	1,500,000	2.377	05/25/22	1,408,916
	FNMA ACES Series 2012-M8, Class A2
	300,000	2.349	05/25/22	280,933
	FNMA ACES Series 2012-M8, Class ASQ2
	200,000	1.520	12/25/19	199,092
	FNMA ACES Series 2012-M8, Class ASQ3
	300,000	1.801	12/25/19	293,935
	LB Commercial Mortgage Trust Series 2007-C3, Class A1A(b)
	3,902,821	6.036	07/15/44	4,363,147
	ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A(b)
	4,027,059	5.166	12/12/49	4,415,147
	Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM(b)
	150,000	5.478	02/12/44	166,268
	Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM(b)
	250,000	5.931	12/15/44	246,429

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$30,007,762

	Federal Agencies – 7.5%
	FHLMC – 1.1%
	$775	5.000%	09/01/16	$809
	8,704	5.000	11/01/16	9,215
	1,326	5.000	12/01/16	1,404
	28,538	5.000	01/01/17	30,217
	45,907	5.000	02/01/17	48,628
	36,130	5.000	03/01/17	38,269
	65,141	5.000	04/01/17	68,993
	3,000	5.000	05/01/17	3,178
	1,209	5.000	06/01/17	1,280
	1,681	5.000	08/01/17	1,781
	196,494	5.000	09/01/17	208,122
	226,103	5.000	10/01/17	239,481
	128,658	5.000	11/01/17	136,275
	138,812	5.000	12/01/17	147,026
	167,196	5.000	01/01/18	177,055
	383,889	5.000	02/01/18	406,384
	378,076	5.000	03/01/18	400,444
	327,468	5.000	04/01/18	346,930
	246,101	5.000	05/01/18	260,752
	60,809	5.000	06/01/18	64,426
	63,500	5.000	07/01/18	67,406
	32,797	5.000	08/01/18	34,770
	24,457	5.000	09/01/18	25,911

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$71,684	5.000%	10/01/18		$75,976
89,994	5.000	11/01/18		95,406
60,090	5.000	12/01/18		63,662
42,748	5.000	01/01/19		45,303
5,158	5.000	02/01/19		5,478
10,849	5.000	03/01/19		11,523
2,151	5.000	10/01/35		2,316
1,000,000	5.000	06/01/36		1,076,771
16,639	5.000	02/01/37		18,008
2,239	5.000	11/01/37		2,409
953,697	5.000	03/01/38		1,026,567
943,509	5.000	11/01/38		1,015,102
44,995	4.500	09/01/39		48,249
87,028	5.000	01/01/40		94,459

				6,299,985

FNMA – 5.9%
2,084	5.000	04/01/18		2,213
30,424	5.000	05/01/18		32,248
3,804	5.000	06/01/18		4,035
3,612	5.000	11/01/18		3,838
3,704	5.000	03/01/19		3,940
4,559	5.000	04/01/19		4,868
4,000,000	4.506	06/01/19		4,412,364
1,633,057	3.416	10/01/20		1,710,945
1,250,348	3.632	12/01/20		1,322,216
773,155	3.762	12/01/20		824,484
2,074,631	4.375	06/01/21		2,270,950
400,000	3.830	07/01/21		422,719
312,959	5.000	05/01/26		343,553
245,189	6.000	09/01/27		269,905
6,489	5.000	08/01/33		7,065
5,790	5.500	02/01/34		6,324
7,144	5.500	05/01/34		7,803
4,928	5.500	10/01/34		5,383
32,728	5.500	12/01/34		35,748
7,838	5.500	04/01/35		8,562
7,603	5.500	07/01/35		8,297
63,679	4.500	05/01/39		68,438
38,007	4.500	06/01/39		40,847
46,057	4.500	08/01/39		49,513
740,722	5.000	12/01/39		802,947
164,484	6.000	05/01/41		180,578
117,640	4.500	07/01/41		125,840
171,808	4.500	08/01/41		183,784
44,992	4.500	10/01/41		48,128
935,008	3.000	08/01/42		914,952
824,186	3.000	09/01/42		806,655
112,925	3.000	10/01/42		110,526
511,188	3.000	11/01/42		500,283
5,044,381	3.000	12/01/42		4,936,342
3,436,226	3.000	01/01/43		3,363,031
1,019,849	3.000	02/01/43		998,038
990,014	2.500	03/01/43		920,908
247,860	3.000	03/01/43		242,593
717,554	3.000	04/01/43		702,305

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$994,615	2.500%	05/01/43		$925,188
1,000,000	4.000	TBA-30yr	(d)	1,048,906
1,000,000	5.500	TBA-30yr	(d)	1,090,469
2,000,000	6.000	TBA-30yr	(d)	2,188,125

				31,955,856

GNMA – 0.5%
716,931	3.950	07/15/25		755,137
200,034	2.500	01/15/43		186,530
786,936	2.500	02/15/43		734,146
1,000,000	4.000	TBA-30yr	(d)	1,058,125

				2,733,938

TOTAL FEDERAL AGENCIES				$40,989,779

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $97,732,901)				$96,662,458

Agency Debentures – 0.1%
FHLMC
$800,000	2.375%	01/13/22		$778,528

TOTAL AGENCY DEBENTURES
(Cost $795,851)				$778,528

Municipal Debt Obligations – 1.3%
California – 0.2%
California State GO Bonds (Various Purpose) Series 2011
$385,000	5.000%	09/01/41		$393,308
California State GO Bonds (Various Purpose) Series 2012
560,000	5.000	09/01/42		572,914

				966,222

Connecticut – 0.1%
Connecticut State GO Bonds Series 2013 E
715,000	5.000	08/15/24		836,321

Massachusetts – 0.1%
Massachusetts State School Building Authority Sales Tax RB (Refunding-Senior) Series 2012 B
530,000	5.000	08/15/30		577,891

New Jersey – 0.1%
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
270,000	5.000	06/15/44		273,502

New York – 0.5%
New York City GO Bonds Series 2012 I
535,000	5.000	08/01/25		605,449
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 F-1
340,000	5.000	05/01/34		361,172
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2011 AA
410,000	5.000	06/15/44		422,382

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Debt Obligations – (continued)
	New York – (continued)
	New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2012 A
	$425,000	5.000%	02/15/30	$463,110
	New York State Dormitory Authority Personal Income Tax RB Series 2013 B
	465,000	5.000	03/15/34	493,602
	New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
	380,000	5.000	03/15/28	421,967

				2,767,682

	North Carolina – 0.1%
	North Carolina State University at Raleigh RB Series 2013 A
	325,000	5.000	10/01/42	342,784

	Texas – 0.2%
	Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 F
	415,000	5.250	11/01/33	434,837
	North Texas Tollway Authority RB (Special Projects System) Series 2011 A
	970,000	5.500	09/01/41	1,045,970

				1,480,807

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $7,144,377)			$7,245,209

	Government Guarantee Obligations(e) – 2.2%
	Achmea Hypotheekbank NV(a)
	$387,000	3.200%	11/03/14	$398,734
	Kreditanstalt fuer Wiederaufbau
EUR	5,676,000	3.125	06/15/18	8,437,504
AUD	3,000,000	6.000	08/20/20	3,062,120

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $11,251,695)			$11,898,358

	U.S. Treasury Obligations – 5.7%
	United States Treasury Bonds
	$2,300,000	3.625%	08/15/43	$2,273,596
	1,400,000	3.125	02/15/42	1,260,462
	2,200,000	3.000	05/15/42	1,927,926
	United States Treasury Inflation Protected Securities
	1,996,861	1.125	01/15/21	2,150,999
	United States Treasury Notes
	7,400,000	1.375	09/30/18	7,394,672
	6,700,000	1.750	05/15/23	6,208,220
	4,400,000	2.125 (f)	08/31/20	4,438,984
	5,300,000	2.000	09/30/20	5,294,435

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $31,252,924)			$30,949,294

Notional Amount		Exercise Rate	Expiration Date	Value
	Options Purchased – 1.0%
	Currency Option
Put EUR	2,094,000
Call USD	2,749,422	1.313%	10/04/13	$79
	Interest Rate Swaptions
	Barclays Bank PLC Call - OTC - 10 year Interest Rate Swap Strike Price 3.710%
	16,000,000	3.710	03/08/16	887,285
	Citibank Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.017%
	12,600,000	3.017	05/29/15	308,671
	Citibank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.017%
	12,600,000	3.017	05/29/15	829,815
	Citibank Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.500%
	2,000,000	3.500	07/02/15	87,197
	Citibank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.500%
	2,000,000	3.500	07/02/15	92,667
	JPMorgan Chase Bank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.498%
	8,000,000	3.498	07/02/15	347,856
	JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.498%
	8,000,000	3.498	07/02/15	371,471
	Royal Bank of Canada Call - OTC - 2 year Interest Rate Swap Strike Price 1.916%
	68,000,000	1.916	10/23/15	724,567
	Royal Bank of Canada Call - OTC - 10 year Interest Rate Swap Strike Price 3.623%
	31,000,000	3.623	02/22/16	1,801,156

	TOTAL OPTIONS PURCHASED
	(Cost $4,294,847)			$5,450,764

Principal Amount		Interest Rate	Maturity Date	Value
	Short-Term Obligation – 2.7%
	Time Deposit – 2.7%
	Rabobank Nederland
	$14,733,320	0.050%	10/01/13	$14,733,320
	(Cost $14,733,320)

	TOTAL INVESTMENTS – 95.0%
	(Cost $505,677,393)			$517,935,476

	OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%			27,222,949

	NET ASSETS – 100.0%			$545,158,425

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $90,555,580, which represents approximately 16.6% of net assets as of September 30, 2013.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $5,385,625 which represents approximately 1.0% of net assets as of September 30, 2013.
(e)	Guaranteed by a foreign government until maturity.
(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	12/18/13	$474,949	$160
	EUR/USD	12/18/13	1,357,190	22,083
	HUF/EUR	12/18/13	724,968	724
	PLN/USD	12/18/13	1,787,364	9,364
Barclays Bank PLC	EUR/USD	10/25/13	3,435,461	1,174
	EUR/USD	12/18/13	901,185	13,927
	GBP/EUR	12/18/13	1,811,842	11,617
	HUF/EUR	12/18/13	450,592	2,366
	NOK/USD	12/18/13	596,767	7,283
	USD/MYR	10/11/13	883,249	5,751
	USD/PHP	10/17/13	218,487	4,513
BNP Paribas SA	GBP/USD	12/18/13	2,848,921	101,553
Citibank NA	CHF/USD	10/11/13	3,247,316	24,726
	EUR/USD	12/18/13	1,792,898	3,035
	GBP/EUR	12/18/13	901,185	466
	MXN/USD	12/18/13	498,025	3,136
	NZD/USD	12/18/13	447,695	5,721
	PHP/USD	10/11/13	447,371	3,371
	RUB/USD	10/07/13	463,812	14,812
	USD/IDR	10/24/13	434,356	9,644
	USD/RUB	10/10/13	443,545	1,455
	USD/RUB	10/24/13	437,799	8,201
Credit Suisse International (London)	JPY/USD	12/18/13	256,711	1,711
	RUB/USD	10/07/13	465,203	16,203
	RUB/USD	10/10/13	1,830,576	54,576
	USD/RUB	10/17/13	886,108	2,892
Deutsche Bank AG (London)	EUR/USD	10/25/13	12,732,444	175,280
	GBP/USD	10/24/13	1,180,383	20,416
	ILS/USD	12/18/13	444,648	648
	MYR/USD	10/03/13	910,239	9,239
	TWD/USD	10/15/13	444,545	1,545
	USD/MXN	10/30/13	2,195,552	19,866
	USD/MXN	12/18/13	442,123	4,877
	USD/ZAR	10/30/13	1,792,124	23,271
HSBC Bank PLC	EUR/SEK	12/18/13	447,366	520
	GBP/USD	10/24/13	1,106,154	14,958
	KRW/USD	10/23/13	446,273	2,273
	MYR/USD	10/03/13	944,446	15,446
	MYR/USD	10/11/13	901,398	13,398
JPMorgan Securities, Inc.	EUR/NOK	12/18/13	1,753,255	31,524
	EUR/USD	12/18/13	1,799,664	20,889
	JPY/USD	12/18/13	1,425,652	4,652
	USD/TRY	12/18/13	442,197	566
Morgan Stanley Capital Services, Inc.	BRL/USD	10/15/13	977,126	4,764
	HUF/EUR	12/18/13	450,592	2,485
	RUB/USD	10/15/13	901,222	14,222
	USD/MXN	12/18/13	878,370	14,630

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Canada	BRL/USD	10/07/13	$477,529	$28,529
	BRL/USD	10/11/13	461,547	17,547
	BRL/USD	10/18/13	452,686	8,686
	MXN/USD	12/18/13	446,885	2,885
Royal Bank of Scotland PLC	GBP/USD	12/18/13	454,648	11,760
Standard Chartered Bank	SGD/USD	12/18/13	446,291	2,291
State Street Bank	EUR/USD	10/25/13	1,828,858	5,505
	GBP/EUR	12/18/13	906,597	757
	JPY/USD	12/18/13	1,897,487	2,487
	MXN/USD	12/18/13	447,471	3,471
	USD/EUR	10/25/13	1,070,176	2,122
	USD/MXN	12/18/13	882,061	6,939
UBS AG (London)	BRL/USD	10/18/13	452,085	8,085
	GBP/USD	10/24/13	502,913	8,110
	MYR/USD	10/11/13	445,618	1,618
	PHP/USD	10/07/13	913,849	16,849
	PHP/USD	10/11/13	444,912	1,912
	TWD/USD	10/11/13	889,034	1,034
	USD/IDR	11/19/13	869,809	68,191
	USD/ZAR	12/18/13	870,759	18,241
Westpac Banking Corp.	AUD/USD	12/18/13	2,728,816	52,465
	NZD/AUD	12/18/13	445,489	5,379
	USD/AUD	12/18/13	2,703,559	11,081
	USD/MYR	10/23/13	882,594	10,784
TOTAL				$1,022,661

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CZK/EUR	12/18/13	$476,302	$(807)
	EUR/PLN	12/18/13	933,838	(13,033)
	HUF/EUR	12/18/13	445,180	(2,441)
	TRY/USD	12/18/13	865,412	(23,588)
	USD/EUR	12/18/13	1,802,370	(24,157)
	USD/MYR	10/03/13	455,026	(4,026)
Barclays Bank PLC	EUR/GBP	12/18/13	474,864	(592)
	MXN/USD	12/18/13	431,638	(13,362)
	NOK/EUR	12/18/13	451,946	(14,156)
	USD/AUD	10/10/13	2,834,921	(120,670)
	USD/TRY	12/18/13	446,283	(3,283)
	USD/ZAR	12/18/13	736,474	(1,474)
	ZAR/USD	12/18/13	1,760,758	(15,242)
BNP Paribas SA	EUR/GBP	12/18/13	2,788,419	(23,974)
	RUB/USD	10/15/13	953,336	(16,787)
	USD/JPY	12/18/13	1,861,740	(16,592)
Citibank NA	EUR/GBP	12/18/13	463,482	(3,418)
	MYR/USD	10/23/13	839,212	(25,788)
	PHP/USD	10/17/13	887,281	(1,719)
	RUB/USD	10/17/13	888,280	(720)
	TRY/USD	12/18/13	429,329	(14,671)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	USD/CAD	12/18/13	$2,097,931	$(3,665)
	USD/EUR	12/18/13	2,402,672	(38,594)
	USD/GBP	12/18/13	4,363,646	(105,231)
	USD/JPY	12/18/13	445,071	(71)
	USD/MXN	12/18/13	445,607	(1,607)
	USD/MYR	10/03/13	453,919	(2,919)
	USD/MYR	10/18/13	776,544	(1,544)
	USD/RUB	10/10/13	908,240	(20,240)
	USD/RUB	10/21/13	473,125	(125)
	USD/TRY	12/18/13	460,402	(12,402)
Credit Suisse International (London)	CLP/USD	10/16/13	521,667	(1,068)
	CLP/USD	10/25/13	438,543	(7,457)
	EUR/CHF	12/18/13	457,140	(5,194)
	RUB/USD	10/21/13	795,055	(20,945)
	USD/CZK	10/17/13	589,567	(8,064)
	USD/JPY	12/18/13	900,978	(7,978)
	USD/MXN	10/30/13	3,294,435	(4,937)
	USD/RUB	10/07/13	922,917	(29,917)
	USD/RUB	10/15/13	448,577	(4,577)
Deutsche Bank AG (London)	AUD/USD	12/18/13	1,324,401	(497)
	ILS/USD	12/18/13	441,874	(4,126)
	MYR/USD	10/18/13	881,957	(7,043)
	MYR/USD	10/23/13	430,399	(14,601)
	USD/CNH	12/18/13	1,379,688	(310)
	USD/CNH	01/08/14	2,218,598	(28,598)
	USD/CZK	12/18/13	917,390	(21,452)
	USD/DKK	10/21/13	3,434,748	(90,551)
	USD/EUR	12/18/13	1,022,967	(3,388)
	USD/PHP	10/17/13	237,192	(192)
	USD/PLN	12/18/13	736,113	(11,207)
	USD/RUB	10/15/13	243,634	(2,420)
	USD/SEK	10/04/13	5,807,030	(90,839)
HSBC Bank PLC	USD/AUD	12/18/13	451,057	(6,002)
	USD/KRW	10/24/13	4,189,384	(237,022)
	USD/MYR	10/03/13	455,444	(7,444)
	USD/SEK	12/18/13	1,527,058	(21,087)
JPMorgan Securities, Inc.	MXN/USD	12/18/13	1,753,959	(24,041)
	NOK/EUR	12/18/13	1,368,015	(27,483)
	USD/EUR	12/18/13	3,131,144	(15,132)
	USD/HUF	12/18/13	2,074,466	(59,912)
	USD/IDR	10/07/13	68,159	(659)
	USD/RUB	10/15/13	205,521	(2,521)
	USD/TRY	12/18/13	1,438,160	(22,146)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	448,166	(17,463)
	NZD/USD	12/18/13	875,566	(11,140)
	USD/BRL	11/04/13	476,746	(3,746)
	USD/ILS	12/18/13	943,750	(10,851)
Royal Bank of Canada	CAD/USD	12/18/13	2,212,458	(13,542)
	USD/BRL	10/15/13	456,402	(12,402)
	USD/BRL	10/18/13	658,698	(11,698)
	USD/CAD	12/18/13	494,357	(357)
	USD/GBP	10/24/13	22,454,463	(534,391)
	USD/NZD	12/18/13	998,390	(36,588)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Scotland PLC	TRY/USD	12/18/13	$2,952,822	$(74,223)
	USD/GBP	12/18/13	949,744	(3,057)
	USD/TRY	12/18/13	449,499	(5,499)
Standard Chartered Bank	USD/SGD	12/18/13	526,054	(9,056)
	USD/TRY	12/18/13	1,489,119	(6,242)
	ZAR/USD	12/18/13	427,820	(18,180)
State Street Bank	MXN/USD	12/18/13	868,707	(20,293)
	NOK/EUR	12/18/13	934,529	(29,676)
	USD/AUD	12/18/13	444,561	(3,527)
	USD/CHF	12/18/13	1,962,500	(54,820)
	USD/EUR	12/18/13	473,596	(83)
	USD/JPY	12/18/13	904,854	(16,854)
UBS AG (London)	RUB/USD	10/24/13	879,613	(12,387)
	USD/BRL	10/07/13	473,481	(25,481)
	USD/BRL	10/11/13	458,770	(14,770)
	USD/EUR	10/25/13	157,794,917	(3,226,368)
	USD/IDR	10/07/13	321,455	(5,212)
	USD/ZAR	12/18/13	1,429,158	(8,158)
	ZAR/USD	12/18/13	1,310,524	(22,476)
Westpac Banking Corp.	AUD/USD	12/18/13	1,750,399	(19,964)
	EUR/USD	12/18/13	947,191	(924)
	USD/AUD	12/18/13	889,121	(4,648)
	USD/CAD	10/23/13	11,332,251	(263,077)
	USD/EUR	12/18/13	893,066	(1,294)
	USD/JPY	11/08/13	44,911,010	(112,875)
TOTAL				$(5,927,030)

FORWARD SALES CONTRACTS — At September 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable $3,818,828)	3.000%	TBA-30yr	10/10/13	$(4,000,000)	$(3,909,062)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	11	December 2013	$1,206,952	$29,807
Canada 10 Year Government Bonds	(6)	December 2013	(755,148)	(5,668)
Eurodollars	158	March 2015	53,138,343	78,103
Eurodollars	3	December 2014	1,009,717	2,125
French 10 Year Government Bonds	28	December 2013	5,018,696	82,080
Italian 10 Year Government Bonds	(19)	December 2013	(2,837,225)	883
Japan 10 Year Government Bonds	6	December 2013	8,797,192	74,445
U.K. Life Long Gilt	53	December 2013	9,465,649	74,901
Ultra Long U.S. Treasury Bonds	94	December 2013	13,356,813	172,535
10 Year German Euro-Bund	99	December 2013	18,817,473	238,110
10 Year U.S. Treasury Notes	(107)	December 2013	(13,523,797)	(1,810)
20 Year U.S. Treasury Bonds	(22)	December 2013	(2,934,250)	(2,378)
TOTAL				$743,133

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	CAD	2,220	(a)	12/20/22	3.000%	6 month CDOR	$(49,436)	$(21,080)
		300		06/27/33	6 month CDOR	3.475%	—	3,855
Barclays Bank PLC	$	6,080	(a)	03/10/26	3.210	3 month LIBOR	—	(302,162)
BNP Paribas SA	NOK	40,570	(a)	12/20/22	4.000	6 month NIBOR	(51,130)	37,533
Citibank NA	NZD	2,400	(a)	12/18/18	3 month NZDOR	3.500	41,743	43,375
	CAD	2,970	(a)	12/20/22	3.000	6 month CDOR	(126,248)	31,910
	NOK	23,560	(a)	12/20/22	6 month NIBOR	4.000	16,836	(8,940)
	NZD	1,150	(a)	12/18/23	3 month NZDOR	4.000	45,937	24,085
Credit Suisse International (London)		6,350	(a)	12/18/18	3 month NZDOR	3.500	80,038	145,169
		200	(a)	12/18/23	3 month NZDOR	4.000	4,520	7,658
Deutsche Bank Securities, Inc.	BRL	6,490		01/02/15	9.942	1 month Brazilian Interbank Deposit Average	—	(3,453)
	CAD	12,960	(a)	12/20/22	3.000	6 month CDOR	(342,453)	(69,203)
	NOK	73,840	(a)	12/20/22	6 month NIBOR	4.000	(9,189)	33,937
	NZD	7,890	(a)	12/18/23	3 month NZDOR	4.000	146,068	334,346
JPMorgan Securities, Inc.	NOK	20,640	(a)	12/20/22	6 month NIBOR	4.000	23,560	(16,643)
	NZD	260	(a)	12/18/23	3 month NZDOR	4.000	5,678	10,153
Royal Bank of Canada	$	30,710	(a)	10/27/17	1.416	3 month LIBOR	—	(306,176)
	CAD	12,810	(a)	12/20/22	3.000	6 month CDOR	(391,197)	(15,898)
		8,810	(a)	12/20/22	6 month CDOR	3.000	329,146	(49,309)
		4,300	(a)	10/06/25	2.780	6 month CDOR	—	(310,975)
	$	11,560	(a)	02/24/26	3.123	3 month LIBOR	—	(647,203)
	CAD	2,500	(a)	10/04/35	6 month CDOR	2.860	—	355,233
UBS AG (London)	CHF	5,400		01/06/17	2.105	6 month CHFOR	—	434,523
TOTAL							$(276,127)	$(289,265)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	6,720	06/05/15	0.600%	6 month EURO	$(18,111)	$18,762
	40,710	06/27/15	0.850	6 month EURO	19,323	112,707
NOK	40,990	06/30/15	3 month NIBOR	2.000%	485	1,602
EUR	16,230	08/06/15	0.750	6 month EURO	6,719	16,895
	63,830	08/18/15	0.800	6 month EURO	12,836	114,681
JPY	15,188,130	08/18/15	6 month JYOR	0.280	11,996	(46,129)
AUD	32,840	09/07/15	3.200	6 month AUDOR	(2,347)	76,426
	$74,450	09/26/15	3 month LIBOR	0.650	(10,855)	(24,792)
	5,200	12/18/15	0.500	3 month LIBOR	261	(4,275)
GBP	2,210	06/25/16	1.650	6 month BP	4,730	—
	9,540	07/18/16	6 month BP	0.930	43,295	52,129

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$43,600	07/24/16	3 month LIBOR	0.965%	$5,824	$(97,754)
CAD	56,780	07/24/16	1.940%	6 month CDOR	(10,010)	104,541
EUR	49,700	07/27/16	6 month EURO	1.100	31,958	(73,355)
	42,070	07/27/18	1.600	6 month EURO	(117,195)	148,953
	$2,580	12/18/18	3 month LIBOR	1.000	92,475	(7,240)
CAD	10,020	12/18/18	1.750	6 month CDOR	(256,154)	(15,170)
GBP	21,120	12/18/18	6 month BP	1.000	1,357,946	52,126
EUR	29,760	12/18/18	1.000	6 month EURO	(630,944)	27,378
SEK	31,860	12/18/18	3 month STIBOR	1.750	130,917	7,124
JPY	641,900	12/18/18	0.500	6 month JYOR	(21,824)	45,708
	$32,690	08/15/19	3.250	3 month LIBOR	26,163	232,477
	3,300	08/29/19	3.520	3 month LIBOR	8	47,073
	3,300	08/29/19	3.560	3 month LIBOR	8	50,768
JPY	877,900	04/24/20	0.610	6 month JYOR	(2,169)	(5,248)
EUR	16,640	07/27/20	6 month EURO	1.950	95,388	(58,424)
	$10,730	12/18/20	3 month LIBOR	1.500	153,175	408,508
GBP	13,140	07/18/21	2.240	6 month BP	(320,338)	(142,755)
	$16,920	08/15/21	3 month LIBOR	3.000	(114,780)	(273,554)
	1,700	08/27/21	3 month LIBOR	3.095	10	(46,588)
	1,700	08/27/21	3 month LIBOR	3.132	10	(50,719)
GBP	8,895	12/20/22	3.000	6 month BP	(534,604)	152,650
JPY	4,291,900	12/20/22	6 month JYOR	1.250	27,099	(206,945)
SEK	1,840	12/18/23	3 month STIBOR	2.250	12,475	2,639
CAD	2,620	12/18/23	2.250	6 month CDOR	(186,488)	(5,124)
AUD	2,710	12/18/23	4.000	6 month AUDOR	(84,044)	2,171
GBP	3,270	12/18/23	2.000	6 month BP	(364,496)	(6,390)
	$5,980	12/18/23	2.000	3 month LIBOR	(474,267)	—
GBP	6,600	12/18/23	6 month BP	2.000	416,458	332,120
EUR	7,930	12/18/23	1.750	6 month EURO	(345,148)	(29,602)
JPY	509,510	12/18/23	6 month JYOR	0.750	172,330	(97,707)
EUR	50	12/19/23	3.250	6 month EURO	(126)	728
NZD	5,000	12/19/23	5.750	3 month NZDOR	(19,171)	49,195
CHF	7,250	12/19/23	2.500	6 month CHFOR	(7,030)	44,981
	$7,500	06/12/24	3 month LIBOR	2.807	60	177,072
GBP	8,420	07/18/24	6 month BP	2.700	264,251	71,696
	$9,800	07/24/24	3.097	3 month LIBOR	(76,778)	56,074
CAD	13,190	07/24/24	6 month CDOR	3.250	34,367	17,701
JPY	1,431,450	04/24/25	6 month JYOR	1.030	48,906	103,239
	2,028,750	05/09/25	6 month JYOR	1.650	41,028	99,376
	1,241,660	05/09/27	1.880	6 month JYOR	(36,883)	(81,769)
	728,550	04/24/30	1.480	6 month JYOR	(28,528)	(68,925)
EUR	2,270	12/18/43	2.250	6 month EURO	(79,082)	(174,707)
	$3,150	12/18/43	3 month LIBOR	3.000	340,755	84,300
	TOTAL				$(390,116)	$1,194,628

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$16,650	(1.000)%	06/20/14	0.114%	$(43,967)	$(68,625)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	28,700	(1.000)	06/20/14	0.114	(70,635)	(123,441)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	5,400	1.000	06/20/16	0.354	4,192	92,249
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	24,050	1.000	06/20/16	0.354	17,845	411,672
TOTAL						$(92,565)	$311,855

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:

iTraxx Europe Index Series 19	EUR 14,500	(1.000)%	06/20/18	0.942%	$104,049	$(47,109)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2013	$—	$—
Contracts written	10,458	33,590
Contracts bought to close	—	—
Contracts expired	(10,458)	(33,590)
Contracts Outstanding September 30, 2013	$—	$—

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – 10.5%
	Banks – 2.3%
	Abbey National Treasury Services PLC(a)
GBP	1,800,000	2.113%		02/16/15	$2,963,269
	ABN AMRO Bank NV(a)(b)
EUR	15,000	4.310		03/10/49	19,329
	ANZ Capital Trust II(b)(c)
	$6,600,000	5.360		12/15/49	6,639,600
	Bank of America Corp.(a)(b)
EUR	6,500,000	1.061		03/28/18	8,334,066
	Bank of Scotland PLC(c)
	$590,000	5.250		02/21/17	659,063
	Barclays Bank PLC
	6,150,000	6.050	(c)	12/04/17	6,831,383
	14,675,000	7.750	(a)(b)	04/10/23	15,041,875
	BNP Paribas SA(a)(b)
EUR	1,850,000	4.730		04/29/49	2,534,058
	Brazil Loan Trust 1
	$8,580,000	5.477		07/24/23	8,708,700
	Credit Suisse AG(c)
	26,675,000	6.500		08/08/23	27,419,212
	HBOS PLC(a)(b)
EUR	5,175,000	4.375		10/30/19	6,937,992
	HSBC Capital Funding LP(a)(b)
	4,975,000	5.369		03/24/49	6,780,909
	Northern Rock Asset Management PLC(c)
	$10,354,000	5.625		06/22/17	11,756,489
	Sparebank 1 Boligkreditt AS(c)
	100,000,000	1.250		10/25/13	100,060,000
	13,400,000	1.750		11/15/19	12,774,220
	Stadshypotek AB(c)
	8,100,000	1.875		10/02/19	7,831,080

					225,291,245

	Chemicals(b) – 0.1%
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
	7,050,000	9.000		11/15/20	6,909,000

	Consumer Cyclical Services(b) – 0.1%
	Equinix, Inc.
	1,050,000	4.875		04/01/20	1,023,750
	8,525,000	7.000		07/15/21	9,100,438
	1,350,000	5.375		04/01/23	1,275,750

					11,399,938

	Consumer Products – Household & Leisure – 0.4%
	Alphabet Holding Co., Inc.(b)(d)
	11,450,000	7.750		11/01/17	11,736,250
	Avon Products, Inc.
	10,025,000	4.600		03/15/20	10,365,390
	13,150,000	5.000		03/15/23	13,279,893
	Spectrum Brands Escrow Corp.(b)(c)
	2,750,000	6.375		11/15/20	2,873,750

					38,255,283

	Energy – 1.6%
	Ecopetrol SA
	11,300,000	5.875		09/18/23	11,804,692

	Corporate Obligations – (continued)
	Energy – (continued)
	Gaz Capital SA for Gazprom
	$2,660,000	8.625	%(e)	04/28/14	$3,168,725
	7,090,000	9.250	(e)	04/23/19	8,685,250
	3,680,000	5.999		01/23/21	3,854,800
	3,090,000	6.510		03/07/22	3,306,300
	2,219,000	4.950		07/19/22	2,138,561
	2,350,000	7.288	(c)	08/16/37	2,532,125
	GPN Capital SA for Gazprom
	14,389,000	4.375		09/19/22	13,237,880
	Halcon Resources Corp.(b)
	29,950,000	8.875		05/15/21	30,773,625
	KazMunayGas National Co.(c)
	6,220,000	5.750		04/30/43	5,473,600
	Offshore Drilling Holding SA(b)(c)
	10,010,000	8.375		09/20/20	10,126,229
	Offshore Group Investment Ltd.(b)
	11,925,000	7.500		11/01/19	12,533,761
	2,900,000	7.125		04/01/23	2,844,440
	Petrobras Global Finance BV
	6,500,000	4.375		05/20/23	5,923,085
	7,880,000	5.625		05/20/43	6,570,215
	Raizen Fuels Finance Ltd.
	1,400,000	9.500		08/15/14	1,480,461
	Rosneft Oil Co. via Rosneft International Finance Ltd.(c)
	28,350,000	4.199		03/06/22	26,117,437
	TNK-BP Finance SA
	4,750,000	7.250		02/02/20	5,355,625

					155,926,811

	Energy – Exploration & Production – 1.0%
	Continental Resources, Inc.(b)
	16,800,000	5.000		09/15/22	16,884,000
	50,850,000	4.500		04/15/23	49,833,000
	Lukoil International Finance BV
	770,000	7.250		11/05/19	873,950
	14,600,000	6.125		11/09/20	15,567,250
	1,480,000	6.656		06/07/22	1,598,400
	3,530,000	4.563	(c)	04/24/23	3,282,900
	MEG Energy Corp.(b)(c)
	10,075,000	6.375		01/30/23	9,823,125

					97,862,625

	Food & Beverage – 0.4%
	Constellation Brands, Inc.
	20,900,000	3.750		05/01/21	19,332,500
	4,350,000	4.250		05/01/23	3,980,250
	US Foods, Inc.(b)
	13,000,000	8.500		06/30/19	13,715,000

					37,027,750

	Gaming – 0.3%
	MGM Resorts International
	25,200,000	6.750		10/01/20	26,460,000
	Studio City Finance Ltd.(b)(c)
	6,850,000	8.500		12/01/20	7,500,750

					33,960,750

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Health Care – Medical Products(b) – 0.1%
	DJO Finance LLC/DJO Finance Corp.
	$8,650,000	9.875%	04/15/18	$9,169,000

	Life Insurance – 0.3%
	Genworth Financial, Inc.
	5,203,000	6.515	05/22/18	5,871,802
	1,861,000	7.200	02/15/21	2,151,841
	Genworth Holdings, Inc.
	19,875,000	7.625	09/24/21	23,504,931

				31,528,574

	Media – Cable(b) – 0.2%
	UPC Holding BV
EUR	12,300,000	6.375	09/15/22	16,372,488

	Noncaptive – Financial(b)(c) – 0.0%
	GEO Maquinaria
	1,571,931	9.625	05/02/21	550,176

	Packaging(b) – 0.4%
	Ardagh Packaging Finance PLC(c)
	12,300,000	4.875	11/15/22	11,746,500
	Reynolds Group Issuer, Inc.
	6,625,000	9.875	08/15/19	7,155,000
	16,100,000	5.750	10/15/20	16,100,000
	6,725,000	8.250	02/15/21	6,758,625

				41,760,125

	Pipelines(b) – 0.5%
	Energy Transfer Partners LP(a)(c)
	8,775,000	3.283	11/01/66	7,897,500
	Enterprise Products Operating LLC(a)
	6,850,000	8.375	08/01/66	7,535,000
	1,850,000	7.000	06/01/67	1,958,687
	3,600,000	7.034	01/15/68	3,996,000
	Regency Energy Partners LP
	10,000,000	5.750	09/01/20	10,050,000
	5,000,000	6.500	07/15/21	5,237,500
	12,600,000	5.500	04/15/23	12,064,500

				48,739,187

	Real Estate Investment Trust(b) – 0.1%
	Entertainment Properties Trust
	5,500,000	5.750	08/15/22	5,586,514

	Retailers(b) – 0.2%
	Burlington Coat Factory Warehouse Corp.
	13,325,000	10.000	02/15/19	14,757,438

	Services Cyclical – Rental Equipment(b)(c) – 0.3%
	Algeco Scotsman Global Finance PLC
	13,075,000	8.500	10/15/18	13,826,813
	10,950,000	10.750	10/15/19	11,004,750

				24,831,563

	Technology – Hardware(b)(c)(d) – 0.1%
	CommScope Holding Co., Inc.
	7,150,000	6.625	06/01/20	7,132,125

	Corporate Obligations – (continued)
	Technology – Software(b)(c) – 0.1%
	BMC Software Finance, Inc.
	$8,800,000	8.125%	07/15/21	$9,130,000

	Transportation Services(b)(c) – 0.1%
	Aguila 3 SA
	12,800,000	7.875	01/31/18	13,376,000

	Wireless Telecommunications – 1.2%
	Crown Castle International Corp.
	9,275,000	5.250	01/15/23	8,533,000
	Intelsat Jackson Holdings SA(b)(c)
	4,350,000	5.500	08/01/23	4,067,250
	Intelsat Luxembourg SA(b)(c)
	11,225,000	7.750	06/01/21	11,617,875
	4,950,000	8.125	06/01/23	5,209,875
	MTS International Funding Ltd.(c)
	7,040,000	5.000	05/30/23	6,545,008
	Softbank Corp.(c)
	14,800,000	4.500	04/15/20	14,127,834
	Sprint Corp.(c)
	15,450,000	7.250	09/15/21	15,565,875
	19,300,000	7.875	09/15/23	19,637,750
	Sprint Nextel Corp.
	12,400,000	7.000	08/15/20	12,586,000
	2,750,000	11.500	11/15/21	3,520,000
	VimpelCom Holdings BV
	4,100,000	5.200 (c)	02/13/19	4,066,669
	4,790,000	7.504	03/01/22	5,029,500
	11,550,000	5.950 (c)	02/13/23	10,857,000

				121,363,636

	Wirelines Telecommunications – 0.7%
	Level 3 Financing, Inc.(b)
	14,125,000	9.375	04/01/19	15,608,125
	Verizon Communications, Inc.
	14,300,000	3.650	09/14/18	15,095,735
	28,600,000	5.150	09/15/23	30,724,105
	7,650,000	6.550	09/15/43	8,649,834

				70,077,799

	TOTAL CORPORATE OBLIGATIONS
	(Cost $1,024,584,038)			$1,021,008,027

	Mortgage-Backed Obligations – 25.6%
	Adjustable Rate Non-Agency(a) – 5.7%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A1
GBP	2,087,362	0.878%	09/20/66	$3,215,663
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A2
EUR	5,681,507	0.582	09/20/66	7,331,300
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$9,646,327	0.472	09/20/66	9,129,892
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	7,528,538	0.492	09/20/66	7,133,630
	American Home Mortgage Assets Trust Series 2006-6, Class A1A
	14,021,581	0.369	12/25/46	9,237,101

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	American Home Mortgage Assets Trust Series 2007-1, Class A1
	$32,459,619	0.853%	02/25/47	$18,282,611
	American Home Mortgage Assets Trust Series 2007-2, Class A1
	2,193,360	0.309	03/25/47	1,639,126
	American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	2.022	09/25/35	3,705,615
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	241,560	0.359	12/25/46	183,592
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	6,272,262	0.414	03/25/47	3,806,195
	Banc of America Funding Corp. Series 2006-G, Class 2A1
	12,021,397	0.404	07/20/36	10,782,212
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	10,743,763	0.374	10/20/36	6,891,380
	Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
	1,194,762	0.404	08/25/36	836,466
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	5,292,657	0.384	09/25/47	4,103,191
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(c)
	8,395,222	0.379	10/25/36	6,612,761
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	6,957,613	2.719	11/25/36	5,041,415
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	5,984,368	0.354	11/25/36	4,847,765
	Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
	12,704,690	0.510	11/20/35	9,171,176
	Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
	854,616	0.444	12/25/35	747,182
	Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
	2,745,935	1.638	01/25/36	2,441,646
	Countrywide Alternative Loan Trust Series 2005-81, Class A1
	10,199,301	0.459	02/25/37	7,307,648
	Countrywide Alternative Loan Trust Series 2005-82, Class A1
	800,361	0.454	02/25/36	595,643
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	1,688,654	0.684	05/25/35	1,349,731
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	366,769	0.394	03/20/46	253,234
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	38,374,550	1.533	11/25/47	26,123,847
	Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
	13,614,185	0.314	03/25/47	8,882,714
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2006-OA5, Class 2A1
	17,155,483	0.384	04/25/46	12,859,680

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA1, Class A1
	$11,700,654	0.334%	02/25/47	$7,877,621
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	2,156,802	0.364	01/25/37	1,487,081
	HarborView Mortgage Loan Trust Series 2005-09, Class 2A1A
	2,851,986	0.520	06/20/35	2,579,778
	HarborView Mortgage Loan Trust Series 2005-5, Class 1A1A
	15,683,202	0.491	07/19/45	13,110,075
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	8,891,795	0.354	12/19/36	5,687,281
	HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A
	2,615,817	0.384	09/19/46	1,896,790
	HarborView Mortgage Loan Trust Series 2007-7, Class 2A1A
	15,063,054	1.179	11/25/47	13,108,147
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	7,345,141	0.439	06/25/35	6,209,805
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,405,329	2.431	08/25/35	1,155,512
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	6,123,526	4.706	11/25/35	5,071,692
	Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
	11,793,815	0.404	04/25/46	9,099,437
	Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	9,730,881	0.364	02/25/37	6,750,326
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	10,505,193	3.065	03/25/37	8,976,689
	Indymac Index Mortgage Loan Trust Series 2007-FLX3, Class A1
	746,094	0.419	06/25/37	620,900
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	10,221,048	0.359	07/25/37	8,649,687
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	10,488,694	2.770	05/25/36	7,408,120
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	8,832,312	0.344	10/25/36	6,460,439
	Leek Finance Number Eighteen PLC Series 18X, Class A2C
EUR	11,459,715	0.481	09/21/38	15,768,867
	Lehman XS Trust Series 2007-12N, Class 2A1
	$5,811,911	0.359	07/25/37	3,909,564
	Lehman XS Trust Series 2007-15N, Class 4A1
	11,912,930	1.079	08/25/47	7,933,912
	Lehman XS Trust Series 2007-16N, Class 2A2
	568,141	1.029	09/25/47	434,605
	Lehman XS Trust Series 2007-4N, Class 3A2A
	7,382,682	0.903	03/25/47	5,771,587
	Lehman XS Trust Series 2007-5H, Class 3A4
	11,978,738	6.450	05/25/37	6,879,767

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Lehman XS Trust Series 2007-7N, Class 1A1A
$26,179,221	0.399%	06/25/47	$18,200,795
Luminent Mortgage Trust Series 2006-5, Class A1A
4,184,374	0.369	07/25/36	2,747,621
Luminent Mortgage Trust Series 2006-7, Class 2A1
12,171,627	0.349	12/25/36	9,180,568
Luminent Mortgage Trust Series 2007-2, Class 2A1
2,543,469	0.414	05/25/37	1,554,611
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
13,162,297	0.953	12/25/46	7,571,040
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
5,241,469	1.003	12/25/46	3,012,548
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
5,994,909	0.334	03/25/47	5,124,325
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
2,166,990	0.379	05/25/47	1,411,374
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
7,674,280	1.153	01/25/46	5,387,749
Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
7,696,399	0.369	12/25/36	5,640,380
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
3,960,201	0.449	02/25/46	2,647,794
Residential Accredit Loans, Inc. Series 2007-QA4, Class A1A
7,776,905	0.334	06/25/37	5,402,384
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
19,402,698	3.256	11/25/37	10,407,058
Residential Accredit Loans, Inc. Series 2007-QO3, Class A1
18,535,950	0.344	03/25/47	13,813,342
Residential Accredit Loans, Inc. Series 2007-QS8, Class A3
3,820,385	0.784	06/25/37	2,284,142
Residential Accredit Loans, Inc. Trust Series 2007-QO2, Class A1
7,310,473	0.334	02/25/47	4,162,032
Residential Accredit Loans, Inc. Trust Series 2007-QO4, Class A1A
2,130,819	0.374	05/25/47	1,635,525
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
8,599,649	2.956	09/25/35	7,383,117
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
10,384,846	1.329	12/25/37	6,659,282
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
8,434,446	0.389	05/25/46	5,888,221
Structured Asset Mortgage Investments II Trust Series 2006-AR6, Class 2A1
6,576,983	0.374	07/25/46	4,935,556
Structured Asset Mortgage Investments, Inc. Series 2005-AR7, Class 5A1
1,903,411	1.613	03/25/46	1,440,261
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3
627,153	0.374	07/25/46	356,450

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A
$690,045	0.389%	08/25/36	$491,017
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class A1A
5,564,506	0.384	10/25/36	4,006,283
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1
2,112,518	1.029	05/25/47	1,352,389
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
143,424	0.634	06/25/35	107,135
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
3,743,299	1.123	06/25/46	1,963,512
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
9,377,830	0.524	01/25/45	8,599,161
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
5,812,057	0.504	08/25/45	5,427,525
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR12, Class 1A6
8,175,000	2.373	10/25/35	7,596,306
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
742,442	0.454	12/25/45	680,970
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A
672,596	0.409	04/25/45	623,002
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR7, Class A3
8,860,000	2.418	08/25/35	8,367,200
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
460,488	0.449	07/25/45	421,742
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,697,732	0.469	07/25/45	1,571,066
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
6,398,492	0.499	07/25/45	5,948,463
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 1A
5,552,303	1.113	09/25/46	4,583,866
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
4,806,642	1.079	09/25/46	3,459,133
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR15, Class 1A
14,610,030	0.999	11/25/46	11,676,589
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
1,960,332	1.143	06/25/46	1,218,577

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
	$7,030,105	0.853%	02/25/47	$5,511,618
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
	9,974,154	0.853	01/25/47	6,242,003
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA3, Class 2A
	4,456,730	0.903	02/25/47	2,692,195
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class 1A
	7,410,149	0.923	05/25/47	6,418,253
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA5, Class 1A
	19,149,476	0.909	06/25/47	15,839,345
	Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A1
	9,416,085	0.614	06/25/37	6,456,474

	TOTAL ADJUSTABLE RATE NON-AGENCY			$557,460,097

	Collateralized Mortgage Obligations – 3.6%
	Interest Only – 0.1%
	FHLMC STRIPS Series 247, Class 22
	$6,085,346	5.000%	10/15/35	$1,045,919
	FHLMC STRIPS Series 247, Class 23
	8,914,602	5.000	01/15/36	1,532,197
	FHLMC STRIPS Series 247, Class 24
	22,546,099	5.000	09/15/36	3,875,111
	FHLMC STRIPS Series 258, Class 83
	10,373,230	5.000	01/15/36	1,782,899

				8,236,126

	Inverse Floaters(a) – 0.1%
	FHLMC REMIC Series 2011-3862, Class SA
	10,326,532	6.358	05/15/41	1,370,720
	FNMA REMIC Series 2010-126, Class LS
	7,469,076	4.817	11/25/40	907,842
	FNMA REMIC Series 2013-75, Class SA
	21,745,848	5.971	07/25/43	4,328,307

				6,606,869

	Regular Floater(a) – 2.0%
	CitiMortgage Alternative Loan Trust Series 2007-A2 , Class 1A9
	10,016,779	6.000	02/25/37	8,360,236
	Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
	1,889,563	0.984	12/25/35	1,471,383
	FHLMC REMIC Series 3084 Class FN
	3,571,342	0.682	12/15/34	3,601,424
	FHLMC REMIC Series 3231 Class FB
	1,662,350	0.532	10/15/36	1,663,325
	FHLMC REMIC Series 3314 Class FC
	1,330,479	0.582	12/15/36	1,332,822
	FHLMC REMIC Series 3371, Class FA
	1,353,046	0.782	09/15/37	1,360,982

	Mortgage-Backed Obligations – (continued)
	Regular Floater(a) – (continued)
	FHLMC REMIC Series 3545, Class FA
	$2,759,567	1.032%	06/15/39	$2,800,787
	FHLMC REMIC Series 3827 Class KF
	1,857,764	0.552	03/15/41	1,862,336
	FHLMC REMIC Series 3830 Class FD
	13,133,873	0.542	03/15/41	13,162,038
	FNMA REMIC Series 2005-102, Class DF
	3,968,954	0.479	11/25/35	3,977,895
	FNMA REMIC Series 2006-45, Class TF
	2,689,924	0.579	06/25/36	2,695,524
	FNMA REMIC Series 2006-76, Class QF
	2,762,257	0.579	08/25/36	2,771,245
	FNMA REMIC Series 2006-79, Class PF
	3,238,852	0.579	08/25/36	3,249,044
	FNMA REMIC Series 2007-33, Class HF
	3,792,329	0.529	04/25/37	3,803,824
	FNMA REMIC Series 2007-75, Class VF
	1,017,390	0.629	08/25/37	1,020,573
	FNMA REMIC Series 2007-91, Class FB
	3,132,232	0.779	10/25/37	3,164,173
	FNMA REMIC Series 2009-84, Class WF
	1,024,192	1.279	10/25/39	1,047,476
	FNMA REMIC Series 2010-100, Class FD
	23,878,927	0.599	09/25/40	24,005,199
	FNMA REMIC Series 2010-89, Class CF
	13,647,042	0.629	02/25/38	13,717,252
	FNMA REMIC Series 2011-55, Class FJ
	13,307,324	0.619	06/25/41	13,302,567
	FNMA REMIC Series 2011-59, Class FW
	4,019,295	0.539	07/25/41	4,021,865
	FNMA REMIC Series 2011-86, Class DF
	2,335,370	0.679	09/25/41	2,362,904
	FNMA REMIC Series 2013-96, Class FW
	29,376,320	0.579	09/25/43	29,409,151
	GNMA Series 2013-113, Class FD
	27,490,330	0.482	08/16/43	27,472,535
	Granite Mortgages PLC Series 2003-2, Class 1B
	3,776,089	1.246	07/20/43	3,687,522
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	2,492,485	0.990	07/20/43	4,000,755
	Granite Mortgages PLC Series 2003-3, Class 2A
EUR	181,202	0.600	01/20/44	242,750
	Granite Mortgages PLC Series 2004-2, Class 3A
GBP	2,695,967	0.838	06/20/44	4,314,386
	Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	67,498	0.502	09/20/44	90,221
	Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	2,603,394	0.878	09/20/44	4,168,610
	Sequoia Mortgage Trust Series 2007-3, Class 2AA1
	$6,760,726	2.463	07/20/37	5,302,995

				193,443,799

	Sequential Fixed Rate – 1.3%
	Banc of America Funding Corp. Series 2007-8, Class 2A1
	3,078,323	7.000	10/25/37	1,896,295

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
BCAP LLC Trust Series 2007-AA2, Class 2A7
$2,946,340	6.000%	04/25/37	$2,495,453
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
304,184	5.500	05/25/22	307,533
Citimortgage Alternative Loan Trust Series 2006-A3, Class 1A13
5,542,820	6.000	07/25/36	4,938,319
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7
2,023,763	6.000	01/25/37	1,656,833
Citimortgage Alternative Loan Trust Series 2007-A4, Class 1A5
7,595,285	5.750	04/25/37	6,443,509
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
4,208,084	6.000	02/25/36	3,419,077
Countrywide Alternative Loan Trust Series 2007-06, Class A4
4,468,632	5.750	04/25/47	3,563,730
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,849,726	5.750	07/25/37	1,585,503
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
808,435	6.000	08/25/37	680,542
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
2,612,683	6.000	03/25/37	2,303,743
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
5,444,171	5.750	06/25/37	4,975,170
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(c)
13,559,869	6.000	11/25/36	10,813,311
JPMorgan Mortgage Trust Series 2006-S4, Class A3
18,262,156	6.000	01/25/37	15,374,108
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
1,843,474	5.000	08/25/35	1,833,004
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 1A
6,211,024	5.250	02/25/21	6,019,609
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A3
7,223,166	5.750	02/25/36	6,883,622
Residential Accredit Loans, Inc. Series 2006-QS12, Class 1A1
7,658,184	6.500	09/25/36	5,621,367
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
1,122,598	5.500	02/25/36	910,555
Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
5,859,880	6.000	04/25/36	4,665,523
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
1,907,932	6.000	06/25/36	1,450,541
Residential Accredit Loans, Inc. Series 2006-QS7, Class A1
1,147,986	6.000	06/25/36	912,078
Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
3,438,603	6.000	08/25/36	2,637,856
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
3,424,941	6.500	07/25/36	2,763,286
Residential Asset Securitization Trust Series 2005-A11CB, Class 2A1
13,478,544	4.850	10/25/35	9,528,654
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
2,489,182	6.000	08/25/36	2,223,822

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Residential Asset Securitization Trust Series 2006-A8, Class 2A3
$8,645,221	6.000%	08/25/36	$5,398,834
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
9,781,338	6.000	10/25/37	8,392,176
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
2,568,307	6.000	08/25/37	2,518,933

			122,212,986

Sequential Floating Rate(a) – 0.1%
Banc of America Funding Corp. Series 2006-7, Class T2A1
11,635,386	5.878	10/25/36	9,057,118
Banc of America Funding Corp. Series 2007-2, Class 2A1
228,251	5.554	03/25/37	230,671
Chaseflex Trust Series 2007-3, Class 1A2
4,673,363	0.644	07/25/37	2,770,943
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,400,900	0.279	12/25/36	900,259

			12,958,991

Support – 0.0%
Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
921,356	5.500	04/25/36	820,568

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$344,279,339

Commercial Mortgage-Backed Securities – 10.9%
Sequential Fixed Rate – 3.2%
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
$145,976,580	5.361%	02/15/40	$154,597,271
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
24,181,886	2.779	09/25/22	24,832,625
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4
4,500,000	3.102	05/15/46	4,279,248
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, ClassA1A
112,130,347	5.559	10/15/48	123,709,577
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
2,500,000	4.697	04/15/45	2,600,590

			310,019,311

Sequential Floating Rate(a) – 7.7%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
173,996,395	5.526	01/15/49	187,451,292
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
99,013,503	5.872	06/15/39	108,628,209
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
83,200,000	3.320	02/25/23	83,494,536

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
$160,500,000	3.250%	04/25/23		$160,041,805
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
144,500,000	3.300	04/25/23		144,073,508
FREMF Mortgage Trust Series 2012-K706, Class B(c)
2,200,000	4.162	11/25/44		2,188,740
FREMF Mortgage Trust Series 2012-K706, Class C(c)
1,350,000	4.162	11/25/44		1,286,677
FREMF Mortgage Trust Series 2012-K707, Class C(c)
2,350,000	4.018	01/25/47		2,210,273
FREMF Mortgage Trust Series 2012-K710, Class B(c)
5,700,000	3.949	06/25/47		5,537,829
FREMF Mortgage Trust Series 2012-K710, Class C(c)
1,600,000	3.949	06/25/47		1,486,696
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
38,942,058	5.993	08/10/45		43,021,250
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44		1,607,258
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44		1,182,858

				742,210,931

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$1,052,230,242

Federal Agencies – 5.4%
Adjustable Rate FNMA(a) – 0.1%
$2,750,184	2.550%	05/01/33		$2,920,733
1,285,236	1.996	10/01/34		1,341,398
2,827,054	1.944	01/01/35		2,945,886
2,219,377	2.606	09/01/35		2,369,807
1,043,526	2.442	10/01/36		1,111,222

				10,689,046

FHLMC – 0.4%
37,239,076	4.000	06/01/25		39,442,672

FNMA – 4.9%
6,800,896	3.104	01/01/18		7,165,503
6,701,485	3.462	01/01/18		7,145,626
4,358,668	3.660	01/01/18		4,710,784
663,879	5.000	01/01/18		705,146
3,280,389	5.000	02/01/18		3,484,518
5,387,507	3.750	03/01/18		5,839,642
2,147,552	5.000	03/01/18		2,281,188
3,144,195	5.000	04/01/18		3,339,849
3,550,000	3.840	05/01/18		3,847,301
269,923	5.000	05/01/18		286,719
268,104	5.000	06/01/18		284,787
6,328	5.500	01/01/19		6,863
107,236	5.500	02/01/19		115,981
103,602	5.500	03/01/19		112,359
84,422	5.500	04/01/19		91,557
45,094	5.500	05/01/19		48,906
188,637	5.500	06/01/19		204,581
622,456	5.500	07/01/19		674,871

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$546,074	5.500%	08/01/19		$591,890
503,038	5.500	09/01/19		545,114
152,675	5.500	10/01/19		165,526
154,584	5.500	11/01/19		167,651
262,807	5.500	12/01/19		285,020
21,575	5.500	01/01/20		23,398
11,443	5.500	06/01/20		12,297
2,977,293	5.500	07/01/20		3,176,438
2,113,368	3.416	10/01/20		2,214,164
1,538,889	3.632	12/01/20		1,627,343
5,927,517	4.375	06/01/21		6,488,430
7,649,177	5.500	05/01/25		8,219,520
12,296,453	4.000	09/01/26		13,070,265
9,431	4.500	09/01/29		10,062
273,183	5.000	04/01/33		298,417
1,398	5.000	05/01/33		1,527
474,232	5.000	08/01/33		518,037
614,234	5.000	09/01/33		670,972
30,188	4.000	02/01/35		31,660
12,587,517	5.000	07/01/35		13,686,467
107,584	6.000	08/01/36		117,343
208,043	5.000	03/01/38		225,044
44,747	4.000	08/01/39		46,919
20,566	4.000	09/01/39		21,564
86,742	5.000	12/01/39		94,028
25,352	5.000	07/01/40		27,602
34,031	4.000	08/01/40		35,691
152,711	5.000	08/01/40		166,260
196,306	4.000	11/01/40		205,878
156,624	4.000	12/01/40		164,261
135,078	4.000	01/01/41		141,664
1,115,829	4.000	02/01/41		1,172,958
254,443	4.000	03/01/41		266,881
52,725	4.000	05/01/41		55,302
4,786	5.000	05/01/41		5,223
4,076,240	6.000	05/01/41		4,475,090
86,623	4.000	08/01/41		90,858
2,796,664	4.500	08/01/41		2,991,595
732,372	4.500	10/01/41		783,419
1,188,933	5.000	11/01/41		1,297,627
157,876	4.000	01/01/42		165,594
33,592	4.000	02/01/42		35,239
11,159,839	3.000	08/01/42		10,920,520
9,843,770	3.000	09/01/42		9,634,390
1,649,368	3.000	10/01/42		1,614,318
6,629,335	3.000	11/01/42		6,487,896
61,145,866	3.000	12/01/42		59,836,228
42,229,542	3.000	01/01/43		41,331,576
12,782,651	3.000	02/01/43		12,509,407
3,089,104	3.000	03/01/43		3,023,460
8,354,590	3.000	04/01/43		8,177,055
208,000,000	3.500	TBA-30yr	(f)	211,835,000
4,000,000	4.000	TBA-30yr	(f)	4,195,625

				474,301,894

TOTAL FEDERAL AGENCIES				$524,433,612

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $2,423,893,419)				$2,478,403,290

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 6.7%
Collateralized Loan Obligations – 5.1%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(c)
$37,994,697	0.915%	11/01/18	$36,967,814
ACIS CLO Ltd. Series 2013-1A, Class ACOM(c)
22,700,000	1.493	04/18/24	22,154,905
ACIS CLO Ltd. Series 2013-2A, Class A(a)
11,950,000	0.761	10/14/22	11,555,650
ACIS CLO Ltd. Series 2013-2A, Class COM(a)
67,633,962	1.176	10/14/22	65,334,540
Atrium CDO Corp. Series 4A Class A2(a)(c)
1,998,986	0.508	06/08/19	1,984,458
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)(c)
1,856,348	0.522	06/20/17	1,846,201
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(a)(c)
365,846	0.502	06/20/17	364,937
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(c)
22,691,192	0.514	04/29/19	22,059,265
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)(c)
58,251,658	0.535	02/01/22	56,562,418
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)(c)
23,011,886	0.535	02/01/22	22,344,565
Callidus Debt Partners CLO Fund Ltd. Series 7A, Class A(a)(c)
6,305,038	1.016	01/21/21	6,281,810
Callidus Debt Partners CLO Fund VI Ltd. Series 6X, Class A1D(a)
10,480,408	0.525	10/23/21	10,101,562
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(a)(c)
7,650,000	1.484	11/21/22	7,482,870
ECP CLO Ltd. Series 2008-1A, Class A1(a)(c)
11,400,000	1.104	03/17/22	11,191,220
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)(c)
13,377,611	0.540	11/01/17	13,220,585
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(a)(c)
10,950,000	0.506	07/31/21	10,759,514
Greywolf CLO Ltd. Series 2007-1A, Class A(a)(c)
9,327,400	0.508	02/18/21	9,097,489
Greywolf CLO Ltd. Series 2007-1A, Class B(a)(c)
600,000	0.693	02/18/21	564,800
Jasper CLO Ltd. Series 2005-1A, Class A(a)(c)
7,020,331	0.535	08/01/17	6,990,642
KKR Financial CLO Ltd. Series 2006-1A, Class A1(a)(c)
12,374,542	0.542	08/25/18	12,274,605
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)(c)
22,125,596	0.614	05/15/21	21,611,507
KKR Financial CLO Ltd. Series 2007-AA, Class A(a)(c)
360,254	1.018	10/15/17	358,588
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)(c)
20,670,635	0.515	11/01/17	20,530,943
Mountain View Funding CLO Series 2007-3A, Class A1(a)(c)
2,725,691	0.483	04/16/21	2,677,586
Ocean Trails CLO Ltd. Series 2006-1X, Class A1(a)
5,209,319	0.519	10/12/20	5,097,605
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(c)
15,650,000	1.502	11/22/23	15,206,917
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)
11,950,000	1.618	04/17/25	11,833,942

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Red River CLO Ltd. Series 1A, Class A(a)(c)
$38,507,125	0.535%	07/27/18	$37,705,060
Westbrook CLO Ltd. Series 2006-1X, Class A1(a)
21,800,000	0.492	12/20/20	21,163,920
Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
26,051,572	0.490	08/01/22	25,194,605

			490,520,523

Home Equity – 1.4%
Ameriquest Mortgage Securities Trust Series 2006-M3, Class A2B(a)
21,858,017	0.284	10/25/36	9,318,772
Centex Home Equity Loan Trust Series 2006-A, Class AV4(a)
16,300,000	0.429	06/25/36	13,766,938
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(a)
300,000	0.534	03/25/37	257,729
Countrywide Asset-Backed Certificates Series 2004-3, Class 1A(a)
19,374,284	0.604	08/25/34	17,115,373
Countrywide Asset-Backed Certificates Series 2005-4, Class MV1(a)
1,842,395	0.639	10/25/35	1,852,105
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(a)
20,000,000	0.404	08/25/37	7,661,506
First Franklin Mortgage Loan Asset-Backed Certificates Series 2006-FF18, Class A2B(a)
3,731,795	0.294	12/25/37	2,037,181
HLSS Servicer Advance Receivables Backed Notes Series 2013-T1, Class A2(c)
7,200,000	1.495	01/16/46	7,227,343
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(a)
8,600,000	0.484	12/25/35	7,064,091
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(a)
3,850,000	0.414	07/25/36	3,265,495
Lehman XS Trust Series 2005-5N, Class 3A1A(a)
1,642,883	0.484	11/25/35	1,397,774
Lehman XS Trust Series 2005-7N, Class 1A1A(a)
9,078,144	0.454	12/25/35	7,899,447
Lehman XS Trust Series 2006-14N, Class 1A1B(a)
868,751	0.394	09/25/46	600,465
Lehman XS Trust Series 2006-16N, Class A321(a)
9,767,778	0.384	11/25/46	5,984,182
Lehman XS Trust Series 2006-GP1, Class A2A(a)
2,736,521	0.354	05/25/46	2,595,565
Morgan Stanley ABS Capital I, Inc. Trust Series 2005-WMC2, Class M3(a)
5,399,000	0.889	02/25/35	4,710,644
Residential Asset Mortgage Products Trust Series 2006-RZ3, Class A3(a)
5,700,000	0.474	08/25/36	4,669,672
Residential Asset Mortgage Products Trust Series 2006-RZ4, Class A3(a)
13,400,000	0.454	10/25/36	10,057,051

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	Residential Asset Securities Corp. Trust Series 2006-KS7, Class A4(a)
	$30,832,000	0.424%		09/25/36	$23,671,783
	Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4(a)
	11,762,000	0.434		10/25/36	6,929,765
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(a)
	4,423,972	0.344		10/25/36	2,973,085

					141,055,966

	Student Loan(a) – 0.2%
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	5,707,017	0.392		05/25/25	5,572,491
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	10,000,000	1.198		07/01/24	10,084,292
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	472,040	0.390		03/01/25	470,426

					16,127,209

	TOTAL ASSET-BACKED SECURITIES
	(Cost $633,756,804)				$647,703,698

	Foreign Debt Obligations – 13.8%
	Sovereign – 13.8%
	Brazil Minas SPE via State of Minas Gerais
	$10,840,000	5.333%		02/15/28	10,406,400
	1,400,000	5.333	(c)	02/15/28	1,344,000
	Dominican Republic
DOP	201,600,000	14.500		02/10/23	4,575,454
	$4,430,000	5.875	(c)	04/18/24	4,091,199
	Federal Republic of Brazil
BRL	41,807,981	6.000		08/15/40	19,201,481
	249,820,189	6.000		08/15/50	113,480,879
	Nigeria Government Bond
	$17,030,000	6.375	(c)	07/12/23	17,328,025
	Republic of Colombia
	109,940,000	4.000		02/26/24	107,191,500
	Republic of Costa Rica
	900,000	4.375		04/30/25	783,000
	10,280,000	5.625		04/30/43	8,738,000
	Republic of Indonesia
	31,680,000	6.125	(c)	03/15/19	32,749,200
	530,000	3.750		04/25/22	475,675
	25,770,000	3.375	(c)	04/15/23	21,904,500
	60,440,000	5.375	(c)	10/17/23	60,137,800
	Republic of Ivory Coast(g)
	58,399,000	5.750		12/31/32	50,807,130
	Republic of Nigeria
	11,181,000	5.125		07/12/18	11,306,786
	13,270,000	5.125	(c)	07/12/18	13,419,287
	4,080,000	6.375		07/12/23	4,151,400
	Republic of Slovenia
	15,750,000	5.500	(c)	10/26/22	14,686,875

	Foreign Debt Obligations – (continued)
	Republic of Slovenia – (continued)
	$36,520,000	5.500%		10/26/22	$34,054,900
	36,930,000	5.850		05/10/23	35,083,500
	31,660,000	5.850	(c)	05/10/23	30,094,138
	Republic of Venezuela
	13,230,000	12.750		08/23/22	13,130,775
	3,050,000	8.250		10/13/24	2,272,250
	36,250,000	9.250		09/15/27	29,362,500
	Russian Federation
	236,600,000	4.875	(c)	09/16/23	242,515,000
	Russian Federation Bond
	9,202,050	7.500	(g)	03/31/30	10,858,419
	United Kingdom Gilt
GBP	150,000,000	1.250		07/22/18	239,641,381
	United Mexican States
MXN	241,369,600	6.500		06/10/21	19,334,997
	$31,510,000	4.000		10/02/23	31,603,046
MXN	930,877,100	8.000		12/07/23	81,984,432
	397,443,300	7.500		06/03/27	33,407,651
	54,272,100	8.500		05/31/29	4,857,570
	304,430,900	7.750		05/29/31	25,114,988
	4,092,700	10.000		11/20/36	412,387
	129,315,200	7.750		11/13/42	10,488,336

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $1,314,881,185)				$1,340,994,861

	Structured Notes – 0.2%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London)
BRL$	5,523,000	6.000%		04/12/14	$5,860,832
	3,722,000	6.000		05/15/14	3,949,667
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
	17,219,674	6.000		08/15/40	7,908,615

	TOTAL STRUCTURED NOTES
	(Cost $24,210,199)				$17,719,114

	Municipal Debt Obligations – 5.6%
	California – 1.5%
	California State GO Bonds (Refunding-Various Purposes) Series 2013
	$15,085,000	5.000%		09/01/28	$16,411,877
	6,030,000	5.000		09/01/31	6,417,609
	14,365,000	5.000		09/01/32	15,192,711
	8,620,000	5.000		09/01/33	9,109,616
	California State GO Bonds (Various Purposes) Series 2011
	6,935,000	5.000		09/01/41	7,084,657
	California State GO Bonds (Various Purposes) Series 2012
	5,050,000	5.000		09/01/42	5,166,453
	California State GO Bonds (Various Purposes) Series 2013
	7,940,000	5.000		09/01/27	8,720,502
	7,065,000	5.000		04/01/37	7,307,895
	23,920,000	5.000		04/01/43	24,482,838
	California State University Systemwide RB Series 2012 A
	17,910,000	5.000		11/01/37	18,652,011
	4,970,000	5.000		11/01/42	5,127,151

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
California – (continued)
City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
$5,100,000	5.000%	07/01/43	$5,226,684
City of Los Angeles CA Department of Water & Power RB Series 2012 B
7,945,000	5.000	07/01/43	8,293,229
Contra Costa Community College District GO Bonds Series 2013
1,710,000	5.000	08/01/38	1,788,267
Sacramento CA Municipal Utility District RB Series 2013 A
1,890,000	5.000	08/15/41	1,938,762
University of California RB (Limited Project) Series 2012 G
2,445,000	5.000	05/15/37	2,572,433

			143,492,695

Connecticut – 0.1%
Connecticut State GO Bonds Series 2013 E
9,375,000	5.000	08/15/24	10,965,750

Florida – 0.1%
Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
7,095,000	5.000	07/01/42	7,204,972
Tampa Bay Water Regional Utility System Authority RB Series 2013
4,290,000	5.000	10/01/38	4,489,271

			11,694,243

Georgia – 0.2%
DeKalb County GA Water & Sewerage RB Series 2011 A
3,260,000	5.250	10/01/41	3,358,615
Private Colleges & Universities GA Authority RB (Emory University) Series 2013 A
16,755,000	5.000	10/01/43	17,797,664

			21,156,279

Illinois – 0.1%
Metropolitan Pier & Exposition Authority Dedicated State Tax RB (Mccormick Place Expansion) Series 2010 A
7,255,000	5.500	06/15/50	7,376,231

Louisiana – 0.1%
Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
5,055,000	5.000	05/01/45	5,203,162

Massachusetts – 0.3%
Massachusetts State Consolidated Loan GO Bonds Series 2013 E
7,385,000	5.000	08/01/40	7,755,136
Massachusetts State Development Finance Agency RB (Williams College) Series 2013 P
3,895,000	5.000	07/01/43	4,103,577
Massachusetts State School Building Authority Sales Tax RB (Refunding-Senior) Series 2012 B
7,035,000	5.000	08/15/30	7,670,683
Massachusetts State School Building Authority Sales Tax RB (Senior) Series 2011 B
4,275,000	5.000	10/15/41	4,464,596

			23,993,992

Municipal Debt Obligations – (continued)
Missouri – 0.1%
Metropolitan St. Louis MO Sewer District Wastewater System RB Series 2012 A
$5,240,000	5.000%	05/01/42	$5,531,449

New Jersey – 0.5%
New Jersey State Economic Development Authority RB (Rutgers University) Series 2013
2,435,000	5.000	06/15/38	2,549,202
3,615,000	5.000	06/15/46	3,701,290
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
17,070,000	5.000	06/15/36	17,517,575
9,195,000	5.500	06/15/39	9,821,179
14,035,000	5.000	06/15/44	14,217,034

			47,806,280

New York – 1.8%
New York City GO Bonds (Refunding) Series 2012 B
4,475,000	5.000	08/01/24	5,123,338
New York City GO Bonds (Refunding) Series 2012 F
3,435,000	5.000	08/01/24	3,907,931
New York City GO Bonds (Refunding) Series 2012 I
4,770,000	5.000	08/01/24	5,461,078
New York City GO Bonds (Refunding) Series 2013 I
3,355,000	5.000	08/01/25	3,824,197
New York City GO Bonds (Refunding) Series 2013 J
3,655,000	5.000	08/01/24	4,235,962
3,715,000	5.000	08/01/25	4,251,297
New York City GO Bonds Series 2012 I
8,875,000	5.000	08/01/25	10,043,660
New York City GO Bonds Series 2013 D
2,925,000	5.000	08/01/24	3,369,512
2,060,000	5.000	08/01/25	2,335,566
New York City GO Bonds Series 2013 E
2,200,000	5.000	08/01/25	2,494,294
New York City GO Bonds Series 2013 I
1,925,000	5.000	08/01/24	2,230,979
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
3,630,000	5.000	02/01/42	3,762,350
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 F-1
4,475,000	5.000	05/01/34	4,753,658
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2013 I
2,975,000	5.000	05/01/38	3,115,539
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2011 AA
7,530,000	5.000	06/15/44	7,757,406
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2012 CC
2,665,000	5.000	06/15/45	2,749,827
New York City Water & Sewer System Finance Authority RB (Second General) Series 2012 BB
10,460,000	5.000	06/15/47	10,786,143
New York City Water & Sewer System Finance Authority RB (Second General) Series 2013 CC
11,795,000	5.000	06/15/47	12,178,691

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Debt Obligations – (continued)
	New York – (continued)
	New York City Water & Sewer System Finance Authority RB Series 2013 EE
	$7,650,000	5.000%	06/15/47	$7,898,854
	New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2012 A
	6,895,000	5.000	02/15/30	7,513,275
	New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2013 A
	7,245,000	5.000	02/15/43	7,530,236
	New York State Dormitory Authority Personal Income Tax RB Series 2013 B
	7,585,000	5.000	03/15/34	8,051,553
	New York State Urban Development Corp. RB (Personal Income Tax) Series 2011 A
	2,330,000	5.000	03/15/35	2,449,646
	2,550,000	5.000	03/15/36	2,672,630
	New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
	7,805,000	5.000	03/15/28	8,666,984
	12,160,000	5.000	03/15/30	13,258,778
	12,695,000	5.000	03/15/31	13,758,333
	13,380,000	5.000	03/15/32	14,424,041

				178,605,758

	North Carolina – 0.0%
	North Carolina State University at Raleigh RB Series 2013 A
	4,305,000	5.000	10/01/42	4,540,570

	Ohio – 0.2%
	Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
	1,910,000	5.250	02/15/39	1,996,103
	9,215,000	5.000	02/15/48	9,303,740
	Ohio State Turnpike Commission RB (Senior Lien) Series 2013 A
	3,180,000	5.000	02/15/48	3,268,436

				14,568,279

	Pennsylvania – 0.0%
	Pennsylvania State Turnpike Commission RB Series 2013 C
	2,875,000	5.000	12/01/43	2,913,697

	Texas – 0.3%
	Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 B
	7,790,000	5.000	11/01/44	7,680,784
	Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 F
	5,755,000	5.250	11/01/33	6,030,089
	North Texas Tollway Authority RB (Special Projects System) Series 2011 A
	16,365,000	5.500	09/01/41	17,646,707

				31,357,580

	Washington – 0.3%
	University of Washington RB (General) Series 2013
	5,560,000	5.000	07/01/41	5,817,206

	Municipal Debt Obligations – (continued)
	Washington – (continued)
	Washington State GO Bonds (Motor Vehicle Fuel Tax) Series 2013 B
	$2,745,000	5.000%	08/01/33	$2,947,636
	2,830,000	5.000	08/01/34	3,010,611
	1,000,000	5.000	08/01/37	1,050,660
	435,000	5.000	08/01/38	455,262
	Washington State GO Bonds (Various Purpose) Series 2013 A
	2,375,000	5.000	08/01/33	2,550,323
	955,000	5.000	08/01/36	1,007,286
	Washington State GO Bonds (Various Purposes) Series 2013 A
	6,575,000	5.000	08/01/34	6,994,616
	6,570,000	5.000	08/01/35	6,956,710

				30,790,310

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $525,905,527)			$539,996,275

	Government Guarantee Obligations(h) – 2.4%
	Kreditanstalt fuer Wiederaufbau
EUR	112,100,000	3.125%	07/04/16	$162,758,074
	56,100,000	0.500	07/25/16	76,028,486

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $230,554,241)			$238,786,560

	U.S. Treasury Obligations – 28.1%
	United States Treasury Bill(i)
	$550,000,000	0.000%	02/20/14	$549,978,308
	United States Treasury Bonds
	1,500,000	3.125	02/15/42	1,350,495
	3,700,000	3.000	05/15/42	3,242,421
	96,500,000	3.125	02/15/43	86,476,544
	169,400,000	3.625	08/15/43	167,455,283
	United States Treasury Inflation Protected Securities
	40,960,404	2.000	01/15/14	41,165,206
	96,358,248	1.250	04/15/14	97,201,383
	17,811,200	0.125	01/15/23	17,329,763
	8,833,088	0.375	07/15/23	8,791,661
	United States Treasury Notes
	130,300,000	0.250	06/30/14	130,447,238
	10,800,000	0.250	09/30/14	10,813,932
	89,500,000	0.250	01/15/15	89,585,026
	89,000,000	0.250	02/15/15	89,067,636
	51,100,000	0.125	04/30/15	51,006,487
	44,300,000	1.000	05/31/18	43,733,403
	124,200,000	1.375	06/30/18	124,520,188
	89,000,000	1.375	07/31/18	89,161,979
	106,900,000	1.500	08/31/18	107,624,783
	251,500,000	1.375	09/30/18	251,318,922
	60,100,000	1.125 (j)	04/30/20	57,138,872
	78,300,000	1.375	05/31/20	75,555,587
	76,700,000	1.875	06/30/20	76,351,013
	16,900,000	2.000	07/31/20	16,942,418
	182,100,000	2.125	08/31/20	183,713,410

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Notes (continued)
$181,000,000	2.000%	09/30/20	$180,809,945
181,000,000	1.750 (j)	05/15/23	167,714,607
6,900,000	2.500	08/15/23	6,829,413

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,719,800,132)			$2,725,325,923

Senior Term Loans(k) – 1.5%
Airlines – 0.1%
Delta Air Lines, Inc.
$6,451,250	4.000%	10/18/18	$6,461,701

Consumer Products – Household & Leisure – 0.1%
Visant Holding Corp.
8,418,523	5.250	12/22/16	8,149,467

Energy – 0.1%
Vantage Drilling Co.
4,389,740	6.250	10/25/17	4,389,740

Food & Beverage – 0.2%
Arysta Lifescience Corp.
7,082,250	4.500	05/29/20	7,061,570
Pinnacle Foods Finance LLC
15,323,000	3.250	04/29/20	15,173,601

			22,235,171

Food & Drug Retailers – 0.1%
Rite Aid Corp.
9,950,000	4.000	02/21/20	9,927,613

Gaming – 0.2%
Scientific Games International, Inc.
23,000,000	0.000	05/22/20	22,798,750

Health Care – Services – 0.3%
American Renal Holdings, Inc.
13,930,000	4.500	08/20/19	13,773,288
18,775,000	8.500	03/20/20	18,493,375

			32,266,663

Media – Cable – 0.1%
UPC Financing Partnership
6,500,000	4.000	01/31/21	6,500,000

Retailers – 0.2%
BJ’s Wholesale Club, Inc.
9,925,125	4.250	09/26/19	9,881,057
True Religion Apparel, Inc.
10,000,000	5.880	07/30/19	9,408,300

			19,289,357

Services Cyclical – Consumer Services – 0.0%
Lonestar Intermediate Super Holdings LLC
1,250,000	11.000	09/02/19	1,303,125

Utilities – Electric – 0.1%
Calpine Corp.
12,095,794	4.000	10/09/19	12,086,722

TOTAL SENIOR TERM LOANS
(Cost $145,463,784)			$145,408,309

Options Purchased – 3.6%
Interest Rate Swaptions
Bank of America NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.650%
$256,000,000	2.650%	08/26/14	$8,673,818
Bank of America NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.650%
256,000,000	2.650	08/26/14	2,415,360
Bank of America NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.463%
258,500,000	2.463	08/28/14	6,959,880
Bank of America NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.463%
258,500,000	2.463	08/28/14	3,102,931
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.590%
197,100,000	3.590	03/22/16	12,112,643
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 4.070%
197,600,000	4.070	03/29/16	8,583,942
Citibank NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.465%
321,000,000	2.465	08/20/14	8,820,279
Citibank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.465%
321,000,000	2.465	08/20/14	3,662,482
Citibank NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.510%
321,000,000	2.510	08/21/14	9,249,005
Citibank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.510%
321,000,000	2.510	08/21/14	3,528,721
Citibank NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.635%
486,000,000	2.635	08/22/14	16,192,402
Citibank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.635%
486,000,000	2.635	08/22/14	4,627,789
Citibank NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.463%
248,100,000	2.463	08/28/14	6,679,869
Citibank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.463%
248,100,000	2.463	08/28/14	2,978,093
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.010%
164,700,000	3.010	05/29/15	3,995,902
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.010%
164,700,000	3.010	05/29/15	10,908,394
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.017%
97,100,000	3.017	05/29/15	2,378,727
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.017%
97,100,000	3.017	05/29/15	6,394,841

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.040%
$153,900,000	3.040%	06/03/15	$3,895,271
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.040%
153,900,000	3.040	06/03/15	9,997,498
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.098%
65,000,000	3.098	06/08/15	1,773,285
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.098%
65,000,000	3.098	06/08/15	4,056,936
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.500%
149,900,000	3.500	07/02/15	6,535,430
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.500%
149,900,000	3.500	07/02/15	6,945,377
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.645%
109,700,000	3.645	02/16/16	6,227,439
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.633%
86,400,000	3.633	02/19/16	4,977,625
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.570%
81,900,000	3.570	02/22/16	4,945,384
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.625%
79,000,000	3.625	02/22/16	4,583,343
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.650%
415,000,000	3.650	05/20/16	26,079,969
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 1.950%
269,900,000	1.950	10/26/15	2,827,256
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.030%
249,500,000	2.030	10/26/15	2,463,538
Deutsche Bank Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 1.700%
267,200,000	1.700	11/04/13	917,057
Deutsche Bank Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.503%
301,100,000	3.503	07/02/15	13,162,707
Deutsche Bank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.503%
301,100,000	3.503	07/02/15	13,920,786
JPMorgan Chase Bank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.080%
147,700,000	3.080	06/04/15	3,934,964
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.080%
147,700,000	3.080	06/04/15	9,323,134

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Chase Bank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.498%
$186,000,000	3.498%	07/02/15	$8,087,652
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.498%
186,000,000	3.498	07/02/15	8,636,705
JPMorgan Chase Bank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.948%
192,700,000	3.948	08/21/15	12,576,700
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.948%
192,700,000	3.948	08/21/15	6,595,273
JPMorgan Chase Bank NA Call - OTC - 2 year Interest Rate Swap Strike Price 1.855%
262,500,000	1.855	11/02/15	3,010,980
JPMorgan Chase Bank NA Call - OTC - 5 year Interest Rate Swap Strike Price 3.610%
76,300,000	3.610	02/16/16	4,444,086
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.675%
344,400,000	2.675	09/08/14	11,775,759
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.675%
344,400,000	2.675	09/08/14	3,349,634
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.620%
297,700,000	3.620	03/07/16	17,601,304
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.630%
300,200,000	3.630	02/16/16	17,230,699
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.652%
125,800,000	3.652	02/22/16	7,155,680

TOTAL OPTIONS PURCHASED – 3.6%
(Cost $307,203,188)			$348,296,549

Shares	Description	Value
Investment Company – 8.1%
SSgA U.S. Government Money Market Fund
	782,129,734	$782,129,734
	(Cost $782,129,734)

TOTAL INVESTMENTS – 106.1%
	(Cost $10,132,382,250)	$10,285,772,340

	LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%	(591,876,391)

	NET ASSETS – 100.0%	$9,693,895,949

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,252,500,206, which represents approximately 12.9% of net assets as of September 30, 2013.
(d)	Pay-in-kind securities.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $216,030,625 which represents approximately 2.2% of net assets as of September 30, 2013.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2013.
(h)	Guaranteed by a foreign government until maturity.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(k)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2013. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At September 30, 2013, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Tenet Healthcare Corp., due 06/24/14	$22,500,000	$22,500,000	$—

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	12/18/13	$26,241,259	$8,867
	EUR/USD	12/18/13	71,330,272	1,115,775
	HUF/EUR	12/18/13	26,254,132	26,216
	PLN/USD	12/18/13	96,336,703	504,703
Barclays Bank PLC	EUR/USD	12/18/13	46,547,688	719,354
	GBP/EUR	12/18/13	94,785,435	587,536
	HUF/EUR	12/18/13	24,276,513	127,467
	NOK/USD	12/18/13	31,415,248	383,408
	USD/BRL	10/17/13	6,822,479	15,850
	USD/MYR	10/11/13	45,292,097	294,903
	USD/PHP	10/17/13	8,630,726	178,274
Citibank NA	EUR/USD	12/18/13	395,988,215	4,857,909
	GBP/EUR	12/18/13	50,496,122	26,125
	MXN/USD	12/18/13	24,377,667	153,504
	NZD/USD	12/18/13	24,120,181	308,226
	PHP/USD	10/11/13	22,380,649	168,649
	RUB/USD	10/07/13	22,397,278	715,278
	USD/IDR	10/24/13	22,646,193	502,807
	USD/RUB	10/10/13	23,105,189	75,811
	USD/RUB	10/24/13	25,195,051	471,949
Credit Suisse International (London)	RUB/USD	10/07/13	22,464,440	782,440
	RUB/USD	10/10/13	91,777,203	2,736,203
	USD/RUB	10/17/13	47,760,144	155,856
Deutsche Bank AG (London)	GBP/USD	10/24/13	10,174,006	89,856
	ILS/USD	12/18/13	24,493,691	35,691
	MYR/USD	10/03/13	42,552,921	431,921
	TWD/USD	10/15/13	22,977,882	79,882
	USD/MXN	12/18/13	24,834,084	273,916
HSBC Bank PLC	EUR/SEK	12/18/13	26,110,783	30,344
	GBP/USD	10/24/13	216,025,604	2,630,905
	KRW/USD	10/23/13	24,080,642	122,642
	MYR/USD	10/03/13	37,299,009	610,009
	MYR/USD	10/11/13	45,192,739	671,739
	USD/MXN	10/30/13	78,104,611	877,323
JPMorgan Securities, Inc.	EUR/NOK	12/18/13	88,531,158	1,663,106
	EUR/USD	10/25/13	12,466,881	261,393
	EUR/USD	12/18/13	96,992,391	1,125,767
	JPY/USD	12/18/13	72,068,172	235,172
	USD/TRY	12/18/13	25,382,320	32,448
Morgan Stanley Capital Services, Inc.	HUF/EUR	12/18/13	24,276,513	133,878
	RUB/USD	10/15/13	46,531,297	734,297

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Capital Services, Inc. (continued)	USD/MXN	12/18/13	$43,396,221	$722,779
Royal Bank of Canada	BRL/USD	10/07/13	23,059,658	1,377,658
	BRL/USD	10/11/13	23,139,712	879,712
	BRL/USD	10/18/13	24,426,672	468,672
	EUR/USD	10/25/13	12,693,435	21,411
	MXN/USD	12/18/13	22,404,656	144,656
Royal Bank of Scotland PLC	GBP/USD	12/18/13	28,362,891	733,595
Standard Chartered Bank	GBP/USD	12/18/13	131,603,793	4,601,519
	SGD/USD	12/18/13	24,081,607	123,607
	USD/IDR	10/24/13	15,220,877	993,937
State Street Bank	AUD/USD	12/18/13	87,694,783	1,894,147
	BRL/USD	10/15/13	55,567,281	241,197
	GBP/EUR	12/18/13	47,226,959	39,398
	JPY/USD	12/18/13	104,854,428	137,428
	MXN/USD	12/18/13	22,434,007	174,007
	USD/MXN	12/18/13	43,421,435	341,565
UBS AG (London)	BRL/USD	10/18/13	24,394,287	436,287
	MYR/USD	10/11/13	22,341,138	81,138
	PHP/USD	10/07/13	44,177,513	814,513
	PHP/USD	10/11/13	22,996,844	98,844
	TWD/USD	10/11/13	44,572,816	51,816
	USD/IDR	11/19/13	36,060,751	2,825,249
	USD/ZAR	12/18/13	40,186,177	841,823
Westpac Banking Corp.	AUD/USD	12/18/13	44,815,230	568,403
	NZD/AUD	12/18/13	23,213,671	280,312
	USD/AUD	12/18/13	132,964,440	505,087
	USD/MYR	10/23/13	46,988,925	574,120
TOTAL				$44,930,279

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CZK/EUR	12/18/13	$19,221,218	$(32,575)
	EUR/PLN	12/18/13	45,473,331	(634,647)
	HUF/EUR	12/18/13	25,238,589	(138,387)
	TRY/USD	12/18/13	48,519,530	(1,322,470)
	USD/EUR	12/18/13	101,003,070	(1,353,703)
	USD/ILS	12/18/13	46,868,924	(516,825)
	USD/MYR	10/03/13	21,569,831	(190,831)
Barclays Bank PLC	EUR/GBP	12/18/13	26,549,681	(33,060)
	EUR/HUF	12/18/13	7,520,183	(36,018)
	MXN/USD	12/18/13	24,172,717	(748,283)
	NOK/EUR	12/18/13	23,545,823	(737,472)
	USD/BRL	10/17/13	7,760,898	(640,179)
	USD/BRL	10/18/13	14,184,832	(44,832)
	USD/TRY	12/18/13	23,067,698	(169,698)
	USD/ZAR	12/18/13	33,589,211	(67,211)
	ZAR/USD	12/18/13	96,258,421	(907,579)
BNP Paribas SA	EUR/GBP	12/18/13	136,171,473	(1,171,001)
	USD/JPY	12/18/13	90,471,374	(806,309)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	EUR/GBP	12/18/13	$22,666,996	$(167,143)
	MYR/USD	10/23/13	49,564,954	(1,523,046)
	PHP/USD	10/17/13	47,823,338	(92,662)
	RUB/USD	10/15/13	47,846,370	(789,544)
	RUB/USD	10/17/13	47,877,183	(38,817)
	TRY/USD	12/18/13	24,096,548	(823,452)
	USD/GBP	12/18/13	118,847,470	(2,866,065)
	USD/JPY	12/18/13	24,924,965	(3,965)
	USD/MXN	12/18/13	19,695,025	(71,025)
	USD/MYR	10/03/13	21,517,369	(138,369)
	USD/MYR	10/18/13	39,757,037	(79,037)
	USD/RUB	10/10/13	37,892,723	(848,723)
	USD/RUB	10/21/13	26,458,993	(6,993)
	USD/TRY	12/18/13	22,307,938	(600,938)
Credit Suisse International (London)	CLP/USD	10/16/13	15,791,607	(32,340)
	CLP/USD	10/25/13	24,930,099	(423,901)
	EUR/CHF	12/18/13	23,816,455	(270,632)
	RUB/USD	10/21/13	49,244,697	(1,297,303)
	USD/JPY	12/18/13	44,048,015	(390,015)
	USD/RUB	10/07/13	45,120,593	(1,462,593)
	USD/RUB	10/15/13	23,373,512	(238,512)
Deutsche Bank AG (London)	AUD/USD	12/18/13	71,393,269	(26,819)
	ILS/USD	12/18/13	21,983,718	(205,282)
	MXN/USD	10/30/13	8,172,327	(199,052)
	MYR/USD	10/18/13	47,536,414	(379,586)
	MYR/USD	10/23/13	24,101,370	(817,630)
	USD/CNH	12/18/13	113,517,650	(35,701)
	USD/CNH	01/08/14	69,772,866	(898,866)
	USD/EUR	10/25/13	10,683,613	(36,815)
	USD/EUR	12/18/13	45,465,183	(150,543)
	USD/MXN	10/30/13	34,345,224	(321,938)
	USD/PHP	10/17/13	10,653,611	(8,611)
	USD/PLN	12/18/13	39,993,198	(608,852)
	USD/RUB	10/15/13	12,590,104	(125,057)
	USD/RUB	10/17/13	4,193,821	(95,832)
HSBC Bank PLC	USD/AUD	12/18/13	22,052,616	(293,480)
	USD/BRL	10/17/13	16,614,709	(299,314)
	USD/MYR	10/03/13	13,794,463	(225,463)
	USD/SEK	12/18/13	66,984,054	(924,947)
JPMorgan Securities, Inc.	MXN/USD	12/18/13	94,536,206	(1,295,794)
	NOK/EUR	12/18/13	67,983,980	(1,367,895)
	USD/BRL	10/17/13	52,712,057	(2,333,857)
	USD/EUR	10/25/13	364,021,063	(7,632,426)
	USD/EUR	12/18/13	170,723,116	(826,075)
	USD/HUF	12/18/13	100,194,920	(2,893,705)
	USD/IDR	10/07/13	3,237,908	(31,283)
	USD/MXN	10/30/13	70,938,714	(32,953)
	USD/RUB	10/15/13	10,687,081	(131,081)
	USD/TRY	12/18/13	79,250,562	(1,456,489)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	25,404,146	(989,891)
	NZD/USD	12/18/13	49,635,485	(631,538)
	USD/BRL	10/17/13	9,088,075	(284,878)
	USD/BRL	11/04/13	22,434,297	(176,297)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Capital Services, Inc. (continued)	USD/NZD	12/18/13	$36,112,126	$(1,328,416)
Royal Bank of Canada	CAD/USD	12/18/13	122,964,909	(765,091)
	USD/BRL	10/15/13	22,621,712	(614,712)
	USD/BRL	10/17/13	14,178,226	(681,113)
	USD/BRL	10/18/13	18,564,693	(329,693)
	USD/CAD	12/18/13	141,227,377	(242,863)
	USD/GBP	10/24/13	458,857,139	(8,057,776)
Royal Bank of Scotland PLC	TRY/USD	12/18/13	132,493,137	(2,928,723)
	USD/GBP	12/18/13	53,033,590	(170,707)
	USD/TRY	12/18/13	23,435,717	(286,717)
Standard Chartered Bank	USD/GBP	12/18/13	52,253,732	(647,631)
	USD/SGD	12/18/13	21,774,068	(374,820)
	ZAR/USD	12/18/13	24,240,881	(1,030,119)
State Street Bank	MXN/USD	12/18/13	48,704,290	(1,137,710)
	NOK/EUR	12/18/13	50,346,683	(1,598,734)
	USD/AUD	12/18/13	22,381,164	(177,519)
	USD/CZK	12/18/13	48,039,593	(1,026,831)
	USD/EUR	12/18/13	26,461,819	(4,604)
	USD/JPY	12/18/13	45,548,410	(848,410)
	USD/TRY	12/18/13	58,402,081	(193,859)
UBS AG (London)	RUB/USD	10/21/13	4,497,801	(125,199)
	RUB/USD	10/24/13	50,620,162	(712,838)
	USD/AUD	12/18/13	23,220,168	(172,165)
	USD/BRL	10/07/13	23,057,911	(1,240,911)
	USD/BRL	10/11/13	23,000,504	(740,504)
	USD/BRL	10/17/13	7,897,912	(794,067)
	USD/CHF	12/18/13	98,413,243	(2,858,511)
	USD/IDR	10/07/13	15,575,496	(252,525)
	USD/JPY	11/08/13	12,559,675	(23,932)
	USD/ZAR	12/18/13	89,852,143	(579,143)
	ZAR/USD	12/18/13	69,860,210	(1,204,790)
Westpac Banking Corp.	AUD/USD	12/18/13	96,761,991	(1,123,229)
	EUR/USD	12/18/13	47,838,574	(46,651)
	USD/AUD	12/18/13	22,322,694	(115,242)
	USD/EUR	12/18/13	28,077,457	(40,679)
TOTAL				$(79,930,539)
FORWARD SALES CONTRACTS — At September 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	10/10/2013	$(3,000,000)	$(3,204,375)
FNMA	5.000	TBA-30yr	10/10/2013	(16,000,000)	(17,352,499)
TOTAL (Proceeds Receivable: $20,296,875)					$(20,556,874)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
French 10 Year Government Bonds	228	December 2013	$40,866,528	$668,325
Italian 10 Year Government Bonds	(220)	December 2013	(32,852,079)	19,702
Ultra Long U.S. Treasury Bonds	(4,249)	December 2013	(603,756,344)	(11,481,280)
10 Year German Euro-Bund	(85)	December 2013	(16,156,417)	(147,508)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	(2,873)	December 2013	$(632,823,143)	$(2,623,049)
5 Year U.S. Treasury Notes	(18,477)	December 2013	(2,236,583,109)	(6,922,412)
10 Year U.S. Treasury Notes	(3,361)	December 2013	(424,798,891)	(481,247)
20 Year U.S. Treasury Bonds	1,039	December 2013	138,576,625	329,979
TOTAL				$(20,637,490)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	179,170		01/02/15	9.950%	1 month Brazilian Interbank Deposit Average	$—	$(87,742)
		224,170		01/04/16	10.390	1 month Brazilian Interbank Deposit Average	—	(718,835)
	CAD	178,180	(a)	12/20/22	3.000	6 month CDOR	(6,707,873)	1,048,234
	KRW	62,976,210		07/25/23	3 month KWCDC	3.352%	—	(174,729)
		52,907,090	(a)	09/12/23	3 month KWCDC	3.805	—	(243,394)
	MYR	106,220	(a)	09/18/23	3 month KLIBOR	4.945	—	53,519
		204,060	(a)	09/19/23	3 month KLIBOR	4.680	—	708,823
	CAD	34,200	(a)	10/03/25	2.740	6 month CDOR	—	(2,580,912)
		12,300	(a)	10/06/25	2.790	6 month CDOR	—	(879,543)
		29,900	(a)	11/26/25	2.820	6 month CDOR	—	(2,148,182)
		24,400	(a)	12/22/25	2.910	6 month CDOR	—	(1,608,860)
		19,600	(a)	01/02/26	2.960	6 month CDOR	—	(1,225,934)
		17,100	(a)	02/09/26	3.100	6 month CDOR	—	(909,852)
		13,600	(a)	05/04/26	2.810	6 month CDOR	—	(1,094,484)
		38,200	(a)	06/29/26	3.725	6 month CDOR	—	(403,146)
		35,300	(a)	07/13/26	3.790	6 month CDOR	—	(217,276)
		39,300	(a)	07/23/26	3.670	6 month CDOR	—	(637,362)
		2,700		06/27/33	6 month CDOR	3.475	—	34,699
		19,500	(a)	10/03/35	6 month CDOR	2.825	—	2,863,241
		7,000	(a)	10/04/35	6 month CDOR	2.875	—	980,416
		17,300	(a)	11/26/35	6 month CDOR	2.910	—	2,367,461
		14,300	(a)	12/20/35	6 month CDOR	3.000	—	1,793,556
		11,400	(a)	01/02/36	6 month CDOR	3.045	—	1,365,213
		10,000	(a)	02/07/36	6 month CDOR	3.212	—	983,409
		7,900	(a)	05/02/36	6 month CDOR	2.965	—	1,053,129
		22,500	(a)	06/27/36	6 month CDOR	3.780	—	602,750
		21,300	(a)	07/14/36	6 month CDOR	3.820	—	467,212
		23,400	(a)	07/23/36	6 month CDOR	3.740	—	768,741
		4,700		06/22/43	6 month CDOR	3.230	—	252,123
Barclays Bank PLC	BRL	32,120		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(128,739)
		261,850	(a)	01/04/16	11.160	1 month Brazilian Interbank Deposit Average	—	377,938

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC (continued)	NOK	575,130	(a)	12/20/22	4.000%	6 month NIBOR	$(719,412)	$526,661
		773,070	(a)	12/20/22	6 month NIBOR	4.000%	(378,682)	481,167
	KRW	16,826,730		05/10/23	3 month KWCDC	2.735	—	760,641
		19,262,500		05/22/23	3 month KWCDC	2.830	—	732,271
		19,262,500		05/22/23	3 month KWCDC	2.840	—	717,203
		6,800,000		08/09/23	3 month KWCDC	3.440	—	(64,449)
	MYR	31,310		08/14/23	3 month KLIBOR	4.485	—	(275,865)
	MXN	193,210		11/05/32	6.747	Mexico Interbank TIIE 28 Days	(2,261)	(1,613,396)
BNP Paribas SA	NOK	422,030	(a)	12/20/22	6 month NIBOR	4.000	(11,037)	152,478
Citibank NA	BRL	114,810		01/04/16	10.09	1 month Brazilian Interbank Deposit Average	—	(668,918)
	MYR	112,250	(a)	09/18/18	3 month KLIBOR	3.830	—	(202,832)
		42,800	(a)	09/24/18	3 month KLIBOR	3.785	—	(1,744)
	NZD	160,970	(a)	12/18/18	3 month NZDOR	3.500	2,451,153	3,257,780
	CAD	29,800	(a)	12/20/22	3.000	6 month CDOR	(1,266,729)	320,173
	KRW	98,915,810		08/08/23	3 month KWCDC	3.450	—	(1,019,064)
		8,854,260		08/16/23	3 month KWCDC	3.485	—	(114,176)
	NZD	17,730	(a)	12/18/23	3 month NZDOR	4.000	616,032	463,529
		$40,900	(a)	02/18/26	3.145	3 month LIBOR	—	(2,192,980)
		32,400	(a)	02/23/26	3.133	3 month LIBOR	—	(1,784,663)
		29,500	(a)	02/24/26	3.125	3 month LIBOR	—	(1,646,587)
		30,600	(a)	02/24/26	3.070	3 month LIBOR	—	(1,850,957)
Credit Suisse International (London)	NZD	81,300	(a)	12/18/18	3 month NZDOR	3.500	1,856,893	1,026,478
	CAD	91,100	(a)	12/20/22	3.000	6 month CDOR	(3,914,207)	1,020,543
	NZD	92,010	(a)	12/18/23	3 month NZDOR	4.000	2,230,185	3,372,209
Deutsche Bank Securities, Inc.	BRL	110,210		01/02/15	8.150	1 month Brazilian Interbank Deposit Average	—	(1,035,509)
		$5,100		02/27/15	3 month LIBOR	1.414	—	(80,701)
	BRL	31,760		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(127,296)
		76,700		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(319,443)
		$112,200	(a)	10/30/17	1.530	3 month LIBOR	—	(881,757)
		121,500	(a)	10/30/17	1.450	3 month LIBOR	—	(1,145,429)
	MYR	112,770	(a)	09/13/18	3 month KLIBOR	3.920	—	(353,602)
	NOK	641,050	(a)	12/20/22	6 month NIBOR	4.000	218,432	(3,587)
	KRW	19,262,510		05/15/23	3 month KWCDC	2.815	—	752,497
	MYR	26,840		08/14/23	3 month KLIBOR	4.490	—	(240,062)
	KRW	52,965,990		08/28/23	3 month KWCDC	3.588	—	(1,102,666)
		26,410,690	(a)	09/06/23	3 month KWCDC	3.570	—	(505,535)
	MXN	399,250	(a)	09/18/23	8.295	Mexico Interbank TIIE 28 Days	—	27,857
	NZD	74,970	(a)	12/18/23	3 month NZDOR	4.000	1,387,927	3,176,919
JPMorgan Securities, Inc.	BRL	83,100		01/02/15	8.155	1 month Brazilian Interbank Deposit Average	—	(778,111)

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	BRL	152,040		01/02/15	8.220%	1 month Brazilian Interbank Deposit Average	$—	$(1,355,432)
		$117,900	(a)	11/06/17	1.355	3 month LIBOR	—	(1,375,516)
	BRL	171,040		01/04/21	10.527	1 month Brazilian Interbank Deposit Average	—	(2,565,404)
	CAD	77,760	(a)	12/20/22	3.000	6 month CDOR	(3,144,738)	674,800
	NOK	321,480	(a)	12/20/22	6 month NIBOR	4.000%	420,364	(312,622)
	NOK	397,530	(a)	12/20/22	4.000	3 month NIBOR	(568,800)	435,571
	KRW	26,509,370		08/14/23	3 month KWCDC	3.415	—	(195,411)
	MYR	34,420		08/15/23	3 month KLIBOR	4.520	—	(334,945)
	KRW	11,159,200		08/21/23	3 month KWCDC	3.563	—	(212,056)
		80,085,470	(a)	09/13/23	3 month KWCDC	3.783	—	(314,239)
	MYR	64,380	(a)	09/26/23	3 month KLIBOR	4.330	—	(12,356)
	NZD	8,330	(a)	12/18/23	3 month NZDOR	4.000	181,903	325,302
		$28,400	(a)	02/18/26	3.110	3 month LIBOR	—	(1,607,247)
Morgan Stanley Capital Services, Inc.	BRL	86,640	(a)	01/04/16	11.215	1 month Brazilian Interbank Deposit Average	—	149,573
		153,890		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	—	(761,121)
		256,130	(a)	01/04/16	11.180	1 month Brazilian Interbank Deposit Average	—	408,284
	NZD	57,500	(a)	12/18/18	3 month NZDOR	3.500	1,829,765	209,521
	NOK	279,700	(a)	12/20/22	6 month NIBOR	4.000	404,657	(310,918)
	KRW	36,546,310		06/27/23	6 month KWCDC	3.413	—	(241,611)
		8,653,900		08/16/23	6 month KWCDC	3.485	—	(111,593)
	MYR	198,250	(a)	09/19/23	3 month KLIBOR	4.699	—	647,021
		116,840	(a)	09/20/23	3 month KLIBOR	4.802	—	246,706
	NZD	49,500	(a)	12/18/23	3 month NZDOR	4.000	2,625,343	388,661
		$112,300	(a)	02/18/26	3.130	3 month LIBOR	—	(6,164,495)
		46,900	(a)	02/24/26	3.152	3 month LIBOR	—	(2,510,219)
		113,900	(a)	03/09/26	3.120	3 month LIBOR	—	(6,520,251)
Royal Bank of Canada	CAD	198,170	(a)	12/20/22	3.000	6 month CDOR	(4,008,697)	(2,289,390)
		5,500	(a)	10/06/25	2.780	6 month CDOR	—	(397,759)
		76,100	(a)	05/11/26	3.000	6 month CDOR	—	(5,000,333)
		35,600	(a)	06/25/26	3.780	6 month CDOR	—	(218,802)
		37,900	(a)	07/13/26	3.761	6 month CDOR	—	(318,028)
		42,800	(a)	07/24/26	3.750	6 month CDOR	—	(424,730)
		43,100	(a)	07/27/26	3.810	6 month CDOR	—	(226,042)
		42,900	(a)	07/30/26	3.820	6 month CDOR	—	(204,161)
		3,200	(a)	10/04/35	6 month CDOR	2.860	—	454,698
		44,400	(a)	05/12/36	6 month CDOR	3.130	—	4,957,748
		21,400	(a)	06/25/36	6 month CDOR	3.820	—	460,873
		22,900	(a)	07/11/36	6 month CDOR	3.800	—	562,185
		25,700	(a)	07/24/36	6 month CDOR	3.808	—	615,755
		26,000	(a)	07/25/36	6 month CDOR	3.862	—	436,337
		25,900	(a)	07/30/36	6 month CDOR	3.875	—	396,399
TOTAL							$(6,499,782)	$(21,174,696)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	5,100,000	(a)	12/17/14	0.600%	6 month EURO	$20,071	$3,021,935
	4,485,000	(a)	06/17/15	0.750	6 month EURO	194,990	2,606,390
	1,811,130	(a)	06/29/15	0.850	6 month EURO	1,660,646	4,213,190
NOK	1,924,160	(a)	06/30/15	6 month NIBOR	2.000%	196,781	(98,833)
EUR	2,021,050	(a)	08/06/15	0.750	6 month EURO	1,761,026	1,179,582
	2,343,000	(a)	08/18/15	0.800	6 month EURO	135,939	4,544,799
JPY	559,257,120	(a)	08/18/15	6 month JYOR	0.280	497,725	(1,754,553)
AUD	1,238,690	(a)	09/07/15	3.200	6 month AUDOR	(88,334)	2,882,513
	$3,417,780	(a)	09/28/15	3 month LIBOR	0.650	(498,342)	(1,138,091)
	2,287,700	(a)	12/18/15	3 month LIBOR	0.500	8,254,863	(6,488,987)
GBP	150,190	(a)	06/27/16	1.650	6 month BP	203,452	117,959
	664,140	(a)	07/18/16	6 month BP	0.930	5,702,011	941,077
CAD	2,687,000	(a)	07/25/16	1.940	6 month CDOR	(2,579,231)	7,052,738
	$1,883,700	(a)	07/25/16	3 month LIBOR	0.965	614,265	(4,586,047)
	261,400	(a)	07/25/16	3 month LIBOR	0.968	784	(571,237)
EUR	2,890,580	(a)	07/27/16	6 month EURO	1.100	1,588,110	(3,995,819)
	$466,100	(a)	12/19/16	0.500	3 month LIBOR	(6,347,204)	969,249
GBP	503,680	(a)	08/24/17	6 month BP	2.120	(217,209)	(1,545,540)
	150,900		07/23/18	6 month BP	1.100	4,579,361	1,917,879
EUR	2,430,720	(a)	07/27/18	1.600	6 month EURO	(6,683,273)	8,518,201
	$245,820	(a)	12/18/18	1.000	3 month LIBOR	(9,253,115)	1,131,959
EUR	1,271,860	(a)	12/18/18	1.000	6 month EURO	(37,032,388)	11,237,639
CAD	262,770	(a)	12/18/18	1.750	6 month CDOR	(7,081,740)	(33,624)
SEK	1,347,620	(a)	12/18/18	3 month STIBOR	1.750	5,648,524	190,379
GBP	908,180	(a)	12/18/18	6 month BP	1.000	60,523,304	111,127
	$74,100	(a)	05/07/19	1.973	3 month LIBOR	222	(1,688,887)
	1,594,400	(a)	08/15/19	3.250	3 month LIBOR	(404,230)	13,018,963
	81,200	(a)	08/29/19	3.520	3 month LIBOR	193	1,158,279
	81,200	(a)	08/29/19	3.560	3 month LIBOR	193	1,249,191
JPY	30,892,200	(a)	04/24/20	0.610	6 month JYOR	(608,545)	347,566
	$73,500		06/19/20	1.250	3 month LIBOR	(970,574)	(2,759,892)
EUR	977,380	(a)	07/27/20	6 month EURO	1.950	5,948,960	(3,777,827)
GBP	481,760	(a)	08/24/20	2.960	6 month BP	2,083,448	5,815,054
	$1,410,800	(a)	12/18/20	3 month LIBOR	1.500	59,928,946	13,922,202
GBP	921,290	(a)	07/19/21	2.240	6 month BP	(34,540,215)	2,071,202
	$807,300	(a)	08/16/21	3 month LIBOR	3.000	(6,221,911)	(12,306,592)
	41,300	(a)	08/27/21	3 month LIBOR	3.095	235	(1,131,818)
	41,300	(a)	08/27/21	3 month LIBOR	3.133	235	(1,232,173)
GBP	122,575	(a)	12/20/22	3.000	6 month BP	(7,073,381)	1,809,984
JPY	104,449,195	(a)	12/20/22	6 month JYOR	1.250	1,934,432	(6,311,214)
	$21,500	(a)	11/07/23	3 month LIBOR	1.983	172	1,625,073
EUR	281,450	(a)	12/18/23	1.750	6 month EURO	(16,458,827)	3,158,279
SEK	93,390	(a)	12/18/23	2.250	3 month STIBOR	(530,659)	(236,454)
CAD	69,270	(a)	12/18/23	2.250	6 month CDOR	(4,930,548)	(135,472)
	$194,360	(a)	12/18/23	3 month LIBOR	2.000	18,429,396	(3,231,901)
AUD	3,340	(a)	12/18/23	4.000	6 month AUDOR	(125,097)	24,191
GBP	142,640	(a)	12/18/23	6 month BP	2.000	16,597,281	(418,930)
JPY	17,361,360	(a)	12/18/23	6 month JYOR	0.750	5,465,647	(2,922,900)
CHF	165,210	(a)	12/19/23	2.500	6 month CHFOR	(154,657)	1,019,474
	$22,190	(a)	12/19/23	3 month LIBOR	4.500	36,516	(285,430)

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	300	(a)	12/19/23	3.250%	6 month EURO	$(757)	$4,366
	$97,800	(a)	06/11/24	3 month LIBOR	2.733%	782	2,956,856
	25,000	(a)	06/12/24	3 month LIBOR	2.808	200	590,240
GBP	597,030	(a)	07/18/24	6 month BP	2.700	27,498,065	(3,677,390)
	$58,300	(a)	07/23/24	3.126	3 month LIBOR	466	32,415
	442,700	(a)	07/24/24	3.098	3 month LIBOR	(3,393,197)	2,457,949
CAD	603,200	(a)	07/24/24	6 month CDOR	3.250	3,215,445	(834,326)
JPY	49,217,810	(a)	04/24/25	6 month JYOR	1.030	4,886,678	344,545
	90,548,900	(a)	05/09/25	6 month JYOR	1.650	5,148,934	1,117,682
	$1,639,600	(a)	08/01/25	5.000	3 month LIBOR	5,707	7,776,818
GBP	168,180	(a)	08/26/25	6 month BP	3.550	(1,708,877)	(3,056,962)
	$74,300	(a)	03/24/26	3.090	3 month LIBOR	594	(4,530,717)
	54,700	(a)	03/31/26	3.070	3 month LIBOR	875	(3,454,562)
	153,000	(a)	05/26/26	3.150	3 month LIBOR	1,224	(9,263,951)
CAD	41,000	(a)	08/17/26	4.010	6 month CDOR	317	385,677
	35,800	(a)	08/17/26	4.030	6 month CDOR	278	394,511
	41,700	(a)	08/24/26	4.100	6 month CDOR	317	628,885
	39,900	(a)	08/31/26	3.930	6 month CDOR	305	66,306
	53,900	(a)	09/08/26	4.160	6 month CDOR	410	1,021,170
JPY	55,177,500	(a)	05/10/27	1.880	6 month JYOR	(4,521,866)	(750,856)
	$278,200	(a)	12/18/28	3 month LIBOR	2.500	12,078,335	17,553,303
JPY	24,816,240	(a)	04/24/30	1.480	6 month JYOR	(2,979,349)	(340,137)
	$524,000	(a)	08/01/30	3 month LIBOR	5.000	(2,067,566)	(6,853,115)
CAD	21,800	(a)	08/15/36	6 month CDOR	4.065	381	(202,679)
	24,900	(a)	08/18/36	6 month CDOR	4.055	434	(198,410)
	25,300	(a)	08/22/36	6 month CDOR	4.138	433	(419,562)
	24,100	(a)	08/29/36	6 month CDOR	3.985	414	71,611
	32,900	(a)	09/08/36	6 month CDOR	4.198	564	(781,786)
	$141,300	(a)	12/18/43	3 month LIBOR	3.000	13,390,924	5,675,844
	TOTAL					$111,768,718	$45,917,578

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$9,650	(1.000)%	06/20/14	0.114%	$(25,482)	$(39,773)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	20,200	(1.000)	06/20/14	0.114	(56,437)	(80,161)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	54,000	(1.000)	06/20/14	0.114	(156,643)	(208,520)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	18,100	(1.000)	06/20/14	0.114	(44,547)	(77,850)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$31,800	1.000%	06/20/16	0.354%	$24,684	$543,243
	Tranches of Commercial Mortgage-Backed Index AAA Series 3	5,600	0.080	12/13/49	1.135	(183,795)	1,286
	Tranches of Commercial Mortgage-Backed Index AAA Series 4	56,800	0.350	02/17/51	1.241	(1,727,050)	(37,496)
Barclays Bank PLC	Federative Republic of Brazil 12.250% 03/06/30	31,000	1.000	09/20/23	2.183	(3,042,349)	62,838
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA Series 4	43,100	0.350	02/17/51	1.241	(1,255,070)	(83,886)
Credit Suisse International (London)	Tranches of Commercial Mortgage-Backed Index AAA Series 4	32,700	0.350	02/17/51	1.241	(1,093,966)	77,972
Deutsche Bank Securities, Inc.	Tranches of Commercial Mortgage-Backed Index AAA Series 4	15,300	0.350	02/17/51	1.241	(512,024)	36,650
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	25,625	1.000	06/20/16	0.354	19,014	438,632
	Tranches of Commercial Mortgage-Backed Index AAA Series 4	23,100	0.350	02/17/51	1.241	(710,002)	(7,719)
TOTAL						$(8,763,667)	$625,216

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index 20	$ 300,000	5.000%	06/20/18	3.607%	$17,915,709	$(102,150)
CDX North America Investment Grade Index 20	2,061,900	1.000	06/20/18	0.728	28,518,042	(2,339,388)
TOTAL					$46,433,751	$(2,441,538)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments made (received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$8,196	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	$(122,844)	$(93,236)
	165,305	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 6.000%, Series 8	01/12/39	One month LIBOR	798,700	(2,796,462)
Barclays Bank PLC	46,956	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	107,242	262,120
Citibank NA	21,857	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	344,782	(920,994)
	66,228	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	140,622	(437,166)
Credit Suisse International (London)	70,519	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	(746,864)	(1,114,589)
	47,962	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 6.000%, Series 8	01/12/39	One month LIBOR	466,292	(1,045,926)
	98,170	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	147,460	624,752
Deutsche Bank Securities, Inc.	608,880	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	(751,448)	5,540,940
JPMorgan Securities, Inc.	16,547	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	142,465	(578,733)
	46,001	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 6.000%, Series 8	01/12/39	One month LIBOR	220,293	(776,237)
	35,938	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	31,067	(191,983)
	45,704	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	191,674	167,840
TOTAL					$969,441	$(1,359,674)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

WRITTEN OPTIONS CONTRACTS — At September 30, 2013, the Fund had the following written swaptions:

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Deutsche Bank Securities, Inc.	Call - OTC - 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.885% versus the 3 month LIBOR maturing on November 6, 2023	$140,600	11/04/2013	2.885%	$(1,048,187)	$(1,298,207)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2013	$281,200	$1,579,407
Contracts Written	2	1,081,907
Contracts Bought to Close	—	—
Contracts Expired	(140,602)	(1,363,107)
Contracts Outstanding September 30, 2013	$140,600	$1,298,207

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 68.8%
	Australian Dollar – 2.7%
	Australia Government Bond
AUD	110,000	4.750%		10/21/15	$107,025
	100,000	5.250		03/15/19	102,515
	100,000	5.500		04/21/23	105,741

					315,281

	Brazilian Real – 0.4%
	Brazil Notas do Tesouro Nacional
BRL	108,634	6.000		08/15/50	49,347

	British Pound – 4.3%
	United Kingdom Treasury
GBP	170,000	2.000		01/22/16	283,780
	40,000	4.750		03/07/20	75,859
	70,000	4.250		12/07/40	128,903
	10,000	3.750		07/22/52	17,016

					505,558

	Canadian Dollar – 1.9%
	Government of Canada
CAD	100,000	1.500		09/01/17	96,448
	50,000	3.750		06/01/19	53,043
	40,000	5.750		06/01/33	54,452
	20,000	4.000		06/01/41	22,727

					226,670

	Colombian Peso – 3.2%
	Republic of Colombia
COP	196,300,000	8.000		10/28/15	109,042
	309,100,000	7.000		05/04/22	163,086
	17,900,000	7.500		08/26/26	9,376
	216,300,000	6.000		04/28/28	99,796

					381,300

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	300,000	3.850		09/29/21	17,781

	Danish Krone – 0.7%
	Kingdom of Denmark
DKK	300,000	3.000		11/15/21	60,240
	80,000	4.500		11/15/39	19,690

					79,930

	Euro – 30.3%
	Federal Republic of Germany
EUR	330,000	1.750		10/09/15	460,637
	710,000	4.000		01/04/18	1,100,904
	90,000	3.000		07/04/20	136,940
	40,000	1.500		09/04/22	53,740
	50,000	4.000		01/04/37	84,188
	60,000	2.500		07/04/44	79,434
	Government of Finland(a)
	20,000	1.625		09/15/22	26,437
	Government of France
EUR	110,000	1.000		05/25/18	148,395
	180,000	2.250		10/25/22	244,248
	40,000	4.500		04/25/41	64,869

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Kingdom of Belgium
EUR	20,000	3.500	%(a)	06/28/17	$29,529
	30,000	3.000		09/28/19	43,624
	6,000	4.000		03/28/32	8,793
	Kingdom of The Netherlands(a)
	100,000	3.750		07/15/14	139,114
	50,000	4.500		07/15/17	76,973
	120,000	2.250		07/15/22	165,966
	20,000	3.750		01/15/42	32,164
	Republic of Austria(a)
	30,000	4.300		09/15/17	46,041
	20,000	3.400		11/22/22	30,137
	5,000	3.150		06/20/44	7,082
	Republic of Italy
	100,000	3.750		08/01/15	139,682
	70,000	4.750		06/01/17	100,457
	80,000	5.250		08/01/17	116,973
	70,000	4.500		05/01/23	95,362
	12,000	5.750		02/01/33	17,708
	Republic of Slovenia
	38,000	4.625		09/09/24	43,119
	Spain Government Bond
	20,000	4.500		01/31/18	28,846
	50,000	4.400	(a)	10/31/23	68,109

					3,589,471

	Japanese Yen – 5.6%
	Government of Japan
JPY	16,000,000	0.400		06/20/16	163,968
	14,000,000	0.200		09/20/17	142,524
	13,250,000	0.800		09/20/22	136,877
	16,000,000	1.700		09/20/32	167,229
	4,500,000	1.900		09/20/42	47,836

					658,434

	Malaysian Ringgit – 0.1%
	Malaysia Government Bond
MYR	30,000	3.492		03/31/20	9,073

	Mexican Peso – 2.7%
	United Mexican States
MXN	119,400	6.250		06/16/16	9,611
	11,400	7.250		12/15/16	946
	481,200	6.500		06/10/21	38,547
	96,200	8.000		12/07/23	8,472
	1,048,400	7.500		06/03/27	88,125
	256,600	8.500		05/31/29	22,967
	859,900	7.750		05/29/31	70,940
	56,000	10.000		11/20/36	5,643
	865,500	7.750		11/13/42	70,198

					315,449

	Norwegian Krone – 1.8%
	Kingdom of Norway
NOK	400,000	5.000		05/15/15	70,031
	200,000	4.250		05/19/17	35,908
	400,000	4.500		05/22/19	73,917
	220,000	2.000		05/24/23	34,065

					213,921

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	Peruvian Nuevo Sol – 0.4%
	Republic of Peru
PEN	8,000	8.200%	08/12/26	$3,539
	93,000	6.950	08/12/31	35,492
	9,000	6.900	08/12/37	3,371

				42,402

	Polish Zloty – 2.7%
	Poland Government Bond
PLN	80,000	2.500	07/25/18	24,082
	280,000	5.500	10/25/19	96,242
	554,000	5.750	10/25/21	193,835

				314,159

	Russian Ruble – 3.5%
	Russian Federation Bond
RUB	30,000	7.500	02/27/19	955
	13,100,000	7.600	07/20/22	415,657
	30,000	7.050	01/19/28	878

				417,490

	Singapore Dollar – 0.5%
	Republic of Singapore
SGD	75,000	3.125	09/01/22	64,794

	South African Rand – 1.4%
	Republic of South Africa
ZAR	800,000	8.000	12/21/18	83,234
	500,000	7.250	01/15/20	49,842
	370,000	7.750	02/28/23	37,282

				170,358

	Swedish Krona – 1.6%
	Kingdom of Sweden
SEK	700,000	3.000	07/12/16	113,790
	350,000	3.500	06/01/22	59,493
	100,000	3.500	03/30/39	16,678

				189,961

	Swiss Franc – 1.7%
	Swiss Confederation
CHF	60,000	3.000	01/08/18	74,228
	70,000	2.000	05/25/22	84,192
	30,000	3.500	04/08/33	43,861

				202,281

	Thai Baht – 0.2%
	Kingdom of Thailand
THB	300,000	3.875	06/13/19	9,730
	Thailand Government Bond
	250,000	3.650	12/17/21	7,864
	300,000	3.775	06/25/32	8,648

				26,242

	Turkish Lira – 3.0%
	Republic of Turkey
TRY	400,000	10.000	12/04/13	198,817
	100,000	9.500	01/12/22	50,365
	33,185	3.000	02/23/22	16,366

	Foreign Sovereign Debt Obligations – (continued)
	Turkish Lira – (continued)
TRY	120,000	8.500%	09/14/22	$57,661
	60,000	7.100	03/08/23	26,166

				349,375

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $8,366,262)			$8,139,277

	Structured Notes – 1.0%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London))
BRL	106,000	6.000%	08/15/50	$112,484

	U.S. Treasury Obligations – 18.0%
	United States Treasury Bill(b)(c)
	$540,000	0.000%	01/09/14	$539,993
	United States Treasury Bonds
	640,000	5.500	08/15/28	818,931
	480,000	2.750	11/15/42	397,325
	United States Treasury Inflation Protected Securities
	53,392	1.125	01/15/21	57,513
	United States Treasury Notes
	160,000	0.250	01/31/15	160,152
	170,000	1.625	11/15/22	157,389

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $2,203,637)			$2,131,303

Shares	Description	Value

Investment Company – 9.4%
SSgA Government Money Market Fund
	1,112,747	$1,112,747
	(Cost $1,112,747)

TOTAL INVESTMENTS – 97.2%
	(Cost $11,846,447)	$11,495,811

	OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%	335,539

	NET ASSETS – 100.0%	$11,831,350

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $621,552, which represents approximately 5.3% of net assets as of September 30, 2013.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	12/18/13	$24,356	$8
	EUR/USD	12/18/13	73,069	1,184
	HUF/EUR	12/18/13	56,494	56
	HUF/USD	11/13/13	31,740	550
	PLN/USD	12/18/13	97,511	511
Barclays Bank PLC	EUR/USD	12/18/13	48,713	753
	GBP/EUR	12/18/13	97,426	620
	HUF/EUR	12/18/13	24,356	128
	NOK/USD	12/18/13	26,229	320
	USD/IDR	11/19/13	22,861	1,139
	USD/MYR	10/11/13	48,683	317
	USD/PHP	10/17/13	12,247	253
BNP Paribas SA	USD/PLN	10/30/13	28,757	34
Citibank NA	EUR/USD	12/18/13	397,096	4,959
	GBP/EUR	12/18/13	50,066	26
	MXN/USD	12/18/13	24,782	156
	NZD/USD	12/18/13	24,780	316
	PHP/USD	10/11/13	24,182	182
	RUB/USD	10/07/13	24,792	792
	USD/IDR	10/24/13	23,479	521
	USD/RUB	10/10/13	23,922	78
	USD/RUB	10/24/13	24,540	460
Credit Suisse International (London)	CLP/USD	10/17/13	46,134	540
	JPY/USD	12/18/13	25,168	168
	PEN/USD	10/17/13	52,516	516
	RUB/USD	10/07/13	24,866	866
	RUB/USD	10/10/13	98,950	2,950
	RUB/USD	10/17/13	80,184	2,260
	USD/PEN	10/17/13	8,688	12
	USD/RUB	10/17/13	48,841	159
Deutsche Bank AG (London)	DKK/USD	10/21/13	24,907	657
	GBP/USD	10/24/13	116,879	1,445
	GBP/USD	12/18/13	24,269	622
	ILS/USD	12/18/13	24,035	35
	MYR/USD	10/03/13	48,492	492
	RUB/USD	10/17/13	1,324	28
	SEK/USD	10/04/13	30,098	471
	TWD/USD	10/15/13	24,084	84
	USD/MXN	12/18/13	18,793	207
	USD/ZAR	10/30/13	82,963	1,077
HSBC Bank PLC	BRL/USD	10/17/13	350,379	13,111
	CHF/USD	10/11/13	55,793	983
	EUR/SEK	12/18/13	24,328	28
	KRW/USD	10/23/13	24,123	123
	KRW/USD	10/24/13	427,403	24,181
	MYR/USD	10/03/13	48,798	798
	MYR/USD	10/11/13	48,724	724
	PHP/USD	10/24/13	81,247	191
	TWD/USD	10/24/13	288,706	4,706

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	USD/TRY	10/21/13	$28,857	$313
	USD/ZAR	10/30/13	55,822	1,388
JPMorgan Securities, Inc.	EUR/NOK	12/18/13	97,031	1,747
	EUR/USD	12/18/13	98,779	1,147
	JPY/USD	12/18/13	74,242	242
	USD/TRY	10/21/13	16,608	474
	USD/TRY	12/18/13	24,721	31
Morgan Stanley Capital Services, Inc.	BRL/USD	10/15/13	53,720	261
	BRL/USD	10/17/13	66,994	4,603
	HUF/EUR	12/18/13	24,356	135
	RUB/USD	10/15/13	48,770	770
	RUB/USD	10/17/13	19,200	486
	USD/BRL	10/17/13	47,052	86
	USD/MXN	12/18/13	48,197	803
Royal Bank of Canada	BRL/USD	10/07/13	25,525	1,525
	BRL/USD	10/11/13	24,948	948
	BRL/USD	10/18/13	24,469	469
	MXN/USD	12/18/13	24,156	156
Standard Chartered Bank	GBP/USD	12/18/13	152,582	5,335
	SGD/USD	12/18/13	24,124	124
State Street Bank	GBP/EUR	12/18/13	50,066	42
	JPY/USD	12/18/13	99,130	130
	MXN/USD	12/18/13	24,188	188
	SGD/USD	10/31/13	108,897	1,515
	USD/MXN	12/18/13	48,618	382
UBS AG (London)	BRL/USD	10/18/13	24,437	437
	MYR/USD	10/11/13	24,087	87
	PHP/USD	10/07/13	48,902	902
	PHP/USD	10/11/13	24,104	104
	TWD/USD	10/11/13	48,056	56
	USD/IDR	11/19/13	44,511	3,489
	USD/ZAR	12/18/13	47,995	1,005
Westpac Banking Corp.	AUD/USD	12/18/13	145,976	2,802
	CAD/USD	10/23/13	62,422	1,450
	JPY/USD	11/08/13	417,924	1,050
	NZD/AUD	12/18/13	24,131	291
	USD/AUD	12/18/13	145,712	605
	USD/MYR	10/23/13	48,740	596
TOTAL				$106,971

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CZK/EUR	12/18/13	$24,356	$(41)
	EUR/PLN	12/18/13	50,088	(699)
	HUF/EUR	12/18/13	24,356	(134)
	MYR/USD	10/24/13	81,087	(2,032)
	TRY/USD	12/18/13	47,700	(1,300)
	USD/EUR	12/18/13	98,779	(1,324)
	USD/ILS	12/18/13	48,910	(539)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC (continued)	USD/MYR	10/03/13	$24,214	$(214)
	USD/ZAR	10/30/13	40,544	(443)
Barclays Bank PLC	EUR/GBP	12/18/13	25,064	(31)
	EUR/HUF	12/18/13	35,351	(170)
	MXN/USD	12/18/13	23,279	(721)
	NOK/EUR	12/18/13	24,356	(763)
	USD/AUD	10/10/13	41,878	(1,783)
	USD/TRY	12/18/13	24,178	(178)
	USD/ZAR	12/18/13	45,090	(90)
	ZAR/USD	12/18/13	96,158	(842)
BNP Paribas SA	EUR/GBP	12/18/13	150,135	(1,290)
	RUB/USD	10/15/13	49,257	(868)
	USD/JPY	12/18/13	97,916	(873)
Citibank NA	EUR/GBP	12/18/13	24,537	(181)
	MYR/USD	10/23/13	48,509	(1,491)
	MYR/USD	10/24/13	40,538	(1,099)
	PHP/USD	10/17/13	48,905	(95)
	RUB/USD	10/17/13	48,960	(40)
	TRY/USD	12/18/13	23,207	(793)
	USD/CAD	12/18/13	120,403	(210)
	USD/GBP	12/18/13	160,178	(3,862)
	USD/JPY	12/18/13	24,004	(4)
	USD/MXN	12/18/13	24,087	(87)
	USD/MYR	10/03/13	24,155	(155)
	USD/MYR	10/18/13	49,098	(98)
	USD/RUB	10/10/13	49,094	(1,094)
	USD/RUB	10/21/13	25,007	(7)
	USD/TRY	12/18/13	24,664	(664)
Credit Suisse International (London)	CLP/USD	10/16/13	24,232	(50)
	CLP/USD	10/25/13	24,582	(418)
	EUR/CHF	12/18/13	24,636	(280)
	RUB/USD	10/10/13	7,054	(48)
	RUB/USD	10/21/13	47,742	(1,258)
	USD/COP	10/17/13	166,900	(3,900)
	USD/JPY	12/18/13	48,429	(429)
	USD/PEN	10/17/13	29,735	(92)
	USD/PLN	10/30/13	24,318	(163)
	USD/RUB	10/07/13	49,608	(1,608)
	USD/RUB	10/15/13	24,247	(247)
Deutsche Bank AG (London)	AUD/USD	12/18/13	72,392	(27)
	ILS/USD	12/18/13	24,769	(231)
	MYR/USD	10/18/13	48,612	(388)
	MYR/USD	10/23/13	23,213	(787)
	MYR/USD	10/24/13	60,803	(1,193)
	THB/USD	10/31/13	43,551	(510)
	TRY/USD	10/21/13	12,009	(80)
	TRY/USD	12/18/13	69,192	(2,533)
	USD/CNH	12/18/13	98,858	(22)
	USD/CNH	01/08/14	97,247	(1,247)
	USD/CZK	12/18/13	51,577	(1,206)
	USD/EUR	12/18/13	50,066	(166)
	USD/JPY	11/08/13	41,643	(143)
	USD/MXN	10/30/13	66,240	(621)
	USD/PHP	10/17/13	12,010	(10)

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London) (continued)	USD/PLN	12/18/13	$62,880	$(957)
	USD/RUB	10/15/13	13,199	(131)
	USD/TRY	10/21/13	191,716	(937)
HSBC Bank PLC	HKD/USD	11/07/13	196,856	(48)
	USD/AUD	12/18/13	24,131	(321)
	USD/HUF	12/18/13	30,237	(586)
	USD/KRW	10/24/13	28,336	(1,336)
	USD/MYR	10/03/13	24,399	(399)
	USD/PLN	10/30/13	80,560	(2,630)
	USD/SEK	12/18/13	74,815	(1,033)
	ZAR/USD	10/30/13	21,264	(62)
JPMorgan Securities, Inc.	MXN/USD	12/18/13	95,688	(1,312)
	NOK/EUR	12/18/13	73,068	(1,469)
	TRY/USD	12/18/13	73,258	(742)
	USD/EUR	10/25/13	1,156,675	(24,252)
	USD/EUR	12/18/13	171,848	(831)
	USD/HUF	12/18/13	99,510	(2,874)
	USD/IDR	10/07/13	3,787	(37)
	USD/PLN	10/30/13	170,437	(5,590)
	USD/RUB	10/15/13	11,137	(137)
	USD/TRY	12/18/13	97,077	(1,477)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	24,644	(961)
	NZD/USD	12/18/13	47,908	(610)
	USD/BRL	11/04/13	25,198	(198)
	USD/COP	10/17/13	79,126	(1,351)
	USD/TRY	10/21/13	21,274	(27)
Royal Bank of Canada	CAD/USD	12/18/13	122,251	(749)
	USD/BRL	10/15/13	24,670	(670)
	USD/BRL	10/18/13	24,434	(434)
	USD/CAD	12/18/13	25,018	(18)
	USD/GBP	10/24/13	143,126	(1,811)
	USD/GBP	12/18/13	50,157	(152)
	USD/NZD	12/18/13	51,858	(1,900)
Standard Chartered Bank	IDR/USD	10/24/13	20,310	(1,326)
	USD/SGD	12/18/13	25,846	(445)
	USD/TRY	12/18/13	67,986	(285)
	ZAR/USD	12/18/13	23,981	(1,019)
State Street Bank	MXN/USD	12/18/13	47,882	(1,118)
	NOK/EUR	12/18/13	50,515	(1,604)
	USD/AUD	12/18/13	24,131	(192)
	USD/CHF	12/18/13	107,746	(3,010)
	USD/COP	10/17/13	79,873	(839)
	USD/EUR	12/18/13	24,356	(4)
	USD/JPY	12/18/13	48,911	(911)
UBS AG (London)	IDR/USD	11/29/13	179,695	(32,305)
	RUB/USD	10/24/13	48,320	(680)
	USD/BRL	10/07/13	25,365	(1,365)
	USD/BRL	10/11/13	24,798	(798)
	USD/IDR	10/07/13	17,221	(279)
	USD/ZAR	12/18/13	74,422	(422)
	ZAR/USD	12/18/13	71,765	(1,235)
Westpac Banking Corp.	AUD/USD	12/18/13	95,594	(1,088)
	EUR/USD	12/18/13	48,713	(47)
	USD/AUD	12/18/13	48,261	(252)
	USD/EUR	12/18/13	50,066	(73)
TOTAL				$(147,211)

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year German Euro-Schatz	2	December 2013	$298,710	$294
5 Year German Euro-Bobl	2	December 2013	336,698	3,730
2 Year U.S. Treasury Notes	5	December 2013	1,101,328	601
5 Year U.S. Treasury Notes	(19)	December 2013	(2,299,891)	(26,766)
10 Year U.S. Treasury Notes	(1)	December 2013	(126,391)	(158)
30 Year U.S. Treasury Bonds	2	December 2013	266,750	6,062
TOTAL				$(16,237)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	300		01/04/16	10.010%	1 month Brazilian Interbank Deposit Average	$—	$(1,947)
	EUR	170	(a)	12/18/23	1.750	6 month EURO	—	(8,034)
Barclays Bank PLC	BRL	1,000		01/04/16	8.980	1 month Brazilian Interbank Deposit Average	—	(13,406)
		1,020		01/04/16	8.200	1 month Brazilian Interbank Deposit Average	—	(20,636)
		$710		06/19/18	1.000	3 month LIBOR	(596)	(11,702)
	NZD	100	(a)	12/18/18	3 month NZDOR	3.500%	2,321	1,226
	JPY	48,720	(a)	12/18/20	0.500	6 month JYOR	(12,710)	9,110
	KRW	211,330		05/30/23	3 month KWCDC	2.995	—	5,344
		59,680		06/19/23	3 month KWCDC	3.185	—	655
Citibank NA	BRL	610		01/04/16	8.890	1 month Brazilian Interbank Deposit Average	—	(9,408)
		$1,500		06/20/16	0.500	3 month LIBOR	(5,529)	884
	PLN	1,300		01/22/18	6 month WIBOR	3.590	—	(5,265)
	ZAR	820		05/09/23	3 month JIBAR	6.380	—	8,758
	MXN	230		06/01/23	6.230	Mexico Interbank TIIE 28 Days	—	(435)
	PLN	340		07/31/23	6 month WIBOR	3.840	—	3,211
	KRW	81,640		09/11/23	3 month KWCDC	3.520	—	(1,229)
	EUR	170	(a)	12/18/23	1.750	6 month EURO	(2,572)	(5,461)
Credit Suisse International (London)		$1,740		06/19/18	1.000	3 month LIBOR	(1,962)	(28,175)
	NZD	180	(a)	12/18/18	3 month NZDOR	3.500	5,925	459
Deutsche Bank Securities, Inc.	BRL	310		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(1,291)
		380		01/04/16	10.370	1 month Brazilian Interbank Deposit Average	—	(1,501)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc. (continued)	CLP	7,070		09/25/18	6 month CLICP	4.950%	$—	$30
		48,470	(a)	10/01/18	6 month CLICP	4.990	—	41
	NZD	90	(a)	12/18/18	3 month NZDOR	3.500	1,101	2,091
	MXN	470		06/01/23	6.255%	Mexico Interbank TIIE 28 Days	—	(816)
	KRW	117,160		08/28/23	3 month KWCDC	3.588	—	(2,438)
	NZD	250	(a)	12/18/23	3 month NZDOR	4.000	4,628	10,594
	EUR	370	(a)	12/18/23	1.750	6 month EURO	(2,581)	(14,904)
JPMorgan Securities, Inc.	MXN	380		05/12/23	5.630	Mexico Interbank TIIE 28 Days	—	(2,105)
Morgan Stanley Capital Services, Inc.	KRW	55,850		07/11/23	3 month KWCDC	3.405	—	(410)
TOTAL							$(11,975)	$(86,760)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	150	(a)	06/05/15	0.600%	6 month EURO	$(279)	$293
	1,770	(a)	06/27/15	0.850	6 month EURO	3,822	1,918
	490	(a)	08/06/15	0.750	6 month EURO	(1)	714
	2,300	(a)	08/18/15	0.800	6 month EURO	315	4,280
JPY	564,040	(a)	08/18/15	6 month JYOR	0.280%	379	(1,646)
PLN	1,100	(a)	09/01/15	3.690	6 month WIBOR	1	751
	740	(a)	09/03/15	3.630	6 month WIBOR	1	395
AUD	1,510	(a)	09/05/15	3.200	6 month AUDOR	(132)	3,538
	$2,950	(a)	09/26/15	3 month LIBOR	0.650	(430)	(982)
	1,500		06/20/16	3 month LIBOR	0.500	10,343	(5,697)
GBP	370	(a)	07/18/16	6 month BP	0.930	6,447	(2,747)
EUR	1,560	(a)	07/27/16	6 month EURO	1.100	135	(1,435)
	$1,310	(a)	12/19/16	0.500	3 month LIBOR	(19,500)	4,385
	2,450		06/19/18	3 month LIBOR	1.000	41,242	1,193
EUR	1,320	(a)	07/27/18	1.600	6 month EURO	(1,442)	2,439
	$2,400	(a)	12/18/18	1.000	3 month LIBOR	(75,384)	(3,905)
EUR	910	(a)	12/18/18	1.000	6 month EURO	(28,713)	10,257
CAD	320	(a)	12/18/18	1.750	6 month CDOR	(10,275)	1,610
SEK	1,240	(a)	12/18/18	3 month STIBOR	1.750	5,709	(337)
GBP	820	(a)	12/18/18	6 month BP	1.000	56,025	(1,278)
JPY	28,000	(a)	04/24/20	0.610	6 month JYOR	(3,706)	3,470
EUR	530	(a)	07/27/20	6 month EURO	1.950	1,543	(366)
GBP	530	(a)	07/18/21	2.240	6 month BP	(34,849)	16,169
ZAR	310	(a)	08/20/23	8.510	3 month JIBAR	—	1,367
	$220	(a)	12/18/23	3 month LIBOR	2.000	19,334	(2,131)
GBP	20	(a)	12/18/23	6 month BP	2.000	2,336	(67)
EUR	730	(a)	12/18/23	6 month EURO	1.750	41,801	(7,304)
JPY	17,420	(a)	12/18/23	6 month JYOR	0.750	5,740	(3,188)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	340	(a)	07/18/24	6 month BP	2.700%	$26,317	$(12,751)
JPY	45,000	(a)	04/24/25	6 month JYOR	1.030	15,782	(10,999)
	70,000	(a)	05/09/25	6 month JYOR	1.650	9,529	(4,684)
	43,000	(a)	05/09/27	1.880%	6 month JYOR	(8,578)	4,468
	$960	(a)	12/18/28	3 month LIBOR	2.500	52,034	50,218
JPY	23,000	(a)	04/24/30	1.480	6 month JYOR	(10,309)	7,233
	TOTAL					$105,237	$55,181

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2013, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Core Fixed Income	$1,800,000	$1,800,004	$1,841,001
Core Plus Fixed Income	10,200,000	10,200,024	10,432,340

REPURCHASE AGREEMENTS — At September 30, 2013, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Core Fixed Income	Core Plus Fixed Income
BNP Paribas Securities Co.	0.070%	$617,358	$3,498,360
Merrill Lynch & Co., Inc.	0.080	108,977	617,537
TD Securities (USA) LLC	0.090	1,073,665	6,084,103
TOTAL		$1,800,000	$10,200,000

At September 30, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.189% to 4.250%	08/27/14 to 06/17/20
Federal Home Loan Bank	1.750 to 2.875	09/11/15 to 09/11/20
Federal Home Loan Mortgage Corp.	3.500 to 4.000	06/01/42 to 08/01/42
Federal National Mortgage Association	0.000 to 4.000	11/15/13 to 12/01/42
U.S. Treasury Bill	0.000	08/21/14
U.S. Treasury Notes	0.750 to 2.125	03/31/18 to 02/15/22

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2013 (Unaudited)

Core Fixed Income Fund
Assets:
Investments, at value (cost $1,259,280,623, $269,249,030, $505,677,393, $10,132,382,250 and $11,846,447)	$1,266,239,950
Cash	—
Foreign currencies, at value (cost $155, $78,208, $489,790, $1,388,057 and $34,328)	156
Receivables:
Investments sold on an extended settlement basis	145,182,550
Investment sold	15,289,555
Fund shares sold	21,524,838
Collateral on certain derivative contracts(a)(b)	7,018,300
Interest	7,022,665
Unrealized gain on swap contracts	913,799
Unrealized gain on forward foreign currency exchange contracts	566,143
Variation margin on certain derivative contracts	55,450
Upfront payments made on swap contracts	39,545
Reimbursement from investment adviser	—
Due from broker — upfront payment	—
Deferred offering costs	—
Other assets	38,309
Total assets	1,463,891,260

Liabilities:
Due to custodian	546,150
Payables:
Investments purchased on an extended settlement basis	201,616,006
Investments purchased	—
Forward sale contracts, at value (proceeds receivable $57,421,875, $6,680,625, $3,818,828, $20,296,875 and $0)	58,505,941
Collateral on certain derivative contracts	6,680,610
Fund shares redeemed	7,901,978
Unrealized loss on swap contracts	2,524,864
Upfront payments received on swap contracts	1,147,874
Unrealized loss on forward foreign currency exchange contracts	1,228,421
Variation margin on certain derivative contracts	587,297
Amounts owed to affiliates	479,470
Due to broker — upfront payment	216,895
Income distribution	137,233
Due to broker	—
Written option contracts, at value (premium received $1,298,207 for Strategic Income Fund)	—
Accrued expenses	161,936
Total liabilities	281,734,675

Net Assets:
Paid-in capital	1,206,833,270
Undistributed net investment income	12,239,815
Accumulated net realized gain (loss)	(50,720,523)
Net unrealized gain (loss)	13,804,023
NET ASSETS	$1,182,156,585
Net Assets:
Class A	$138,608,429
Class B	4,778,752
Class C	22,383,210
Institutional	1,012,065,807
Service	2,562,124
Class IR	1,212,949
Class R	545,314
Total Net Assets	$1,182,156,585
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	13,438,339
Class B	461,193
Class C	2,158,657
Institutional	97,728,276
Service	247,257
Class IR	117,504
Class R	52,801
Net asset value, offering and redemption price per share:(c)
Class A	$10.31
Class B	10.36
Class C	10.37
Institutional	10.36
Service	10.36
Class IR	10.32
Class R	10.33

(a)	Segregated for initial margin on swap transactions of $7,018,300, $3,458,821, $1,799,923, $127,066,159 and $85,652 for the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively.
(b)	Includes restricted cash of $566,985 on deposit with counterparty for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(c)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds is $10.71, $10.72, $13.46, $10.88 and $10.07, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

$276,543,179	$517,935,476	$10,285,772,340	$11,495,811
517,609	1,923,136	34,159,496	—
77,244	464,077	1,283,953	34,031

52,210,513	5,875,234	44,541,658	—
5,584,338	1,686,835	27,091,697	489,654
32,529	36,906,179	76,655,813	—
4,035,849	1,799,925	134,258,368	87,823
1,702,720	4,308,451	48,071,134	141,297
723,546	1,965,698	51,634,577	42,403
266,775	1,022,661	44,930,279	106,971
3,594	—	1,830,493	165
90,858	715,563	16,856,949	13,975
71,850	131,207	—	73,204
—	2,341,712	384,779	—
—	—	—	28,026
17,160	22,127	230,147	5,410
341,877,764	577,098,281	10,767,701,683	12,518,770

—	—	—	8,342

62,953,139	7,400,672	365,780,564	—
351,886	2,074,708	142,962,041	229,869
6,812,032	3,909,062	20,556,874	—
6,481,731	5,701,416	332,357,446	—
528,153	1,327,838	15,243,976	—
2,619,223	1,943,108	73,543,731	129,163
303,166	1,084,255	31,150,957	25,950
580,984	5,927,030	79,930,539	147,211
12,782	1,990,388	1,205,433	1,098
139,654	298,259	5,052,997	6,653
737	—	—	5
17,486	5,695	3,275,817	—
—	—	1,344,528	—
—	—	1,048,187	—
173,630	277,425	352,644	139,129
80,974,603	31,939,856	1,073,805,734	687,420

255,832,470	514,857,033	9,652,873,134	12,217,730
1,135,704	11,774,358	11,443,276	167,528
(4,866,582)	9,314,003	(89,700,460)	(115,718)
8,801,569	9,213,031	119,279,999	(438,190)
$260,903,161	$545,158,425	$9,693,895,949	$11,831,350

$ 34,770,545	$63,463,920	$2,054,069,301	$98,546
2,845,427	1,332,195	—	—
8,485,665	5,075,051	569,222,325	9,683
211,919,740	474,484,090	6,728,919,736	11,703,644
14,022	214,597	—	—
2,741,591	588,572	341,216,910	9,763
126,171	—	467,677	9,714
$260,903,161	$545,158,425	$9,693,895,949	$11,831,350

3,369,917	4,897,010	196,102,618	10,175
275,965	103,178	—	—
822,934	394,311	54,332,283	1,001
20,544,806	36,669,237	642,183,922	1,208,846
1,359	16,610	—	—
266,492	45,514	32,583,696	1,008
12,236	—	44,706	1,003

$10.32	$12.96	$10.47	$9.69
10.31	12.91	—	—
10.31	12.87	10.48	9.68
10.32	12.94	10.48	9.68
10.31	12.92	—	—
10.29	12.93	10.47	9.68
10.31	—	10.46	9.68

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2013 (Unaudited)

Core Fixed Income Fund
Investment income:
Interest	$15,677,990

Expenses:
Management fees	2,530,756
Transfer Agent fees(a)	340,104
Distribution and Service fees(a)	335,410
Custody, accounting and administrative services	152,372
Professional fees	51,963
Printing and mailing costs	46,662
Registration fees	44,469
Service Share fees — Shareholder Administration Plan	13,869
Service Share fees — Service Plan	13,869
Trustee fees	10,562
Shareholder meeting expense	1,922
Amortization of offering costs	—
Other	11,752
Total expenses	3,553,710
Less — expense reductions	—
Net expenses	3,553,710
NET INVESTMENT INCOME	12,124,280

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(4,782,562)
Futures contracts	(9,393,282)
Written options	—
Swap contracts	4,518,574
Forward foreign currency exchange contracts	(677,801)
Foreign currency transactions	(20,177)
Net change in unrealized gain (loss) on:
Investments (net of deferred taxes of $542 for World Bond Fund)	(31,655,298)
Futures contracts	2,128,100
Written options	—
Swap contracts	2,249,440
Forward foreign currency exchange contracts	(418,761)
Foreign currency transactions	4,781
Net realized and unrealized loss	(38,046,986)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,922,706)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$185,715	$28,563	$119,571	$1,561	$96,572	$3,713	$15,544	$220,607	$2,219	$1,043	$406
Core Plus Fixed Income	47,859	16,921	46,891	568	24,886	2,200	6,096	58,141	4	1,817	148
Global Income	84,823	7,745	27,208	—	44,108	1,007	3,537	81,636	30	391	—
Strategic Income	1,595,555	—	1,909,112	705	829,689	—	248,185	787,346	—	131,926	183
World Bond	95	—	49	24	50	—	6	2,348	—	6	6

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

$4,818,194	$6,560,579	$82,027,197	$108,927

775,780	1,572,300	15,322,802	38,503
93,292	130,709	1,997,329	2,416
112,239	119,776	3,505,372	168
191,257	339,806	425,248	132,254
52,996	57,325	53,623	63,853
21,522	28,831	91,451	23,510
40,804	34,242	65,370	29,596
18	191	—	—
18	191	—	—
9,072	9,776	16,074	4,851
1,116	1,264	17,072	4,388
—	—	—	81,406
4,518	7,120	106,701	7,148
1,302,632	2,301,531	21,601,042	388,093
(310,026)	(467,384)	—	(344,664)
992,606	1,834,147	21,601,042	43,429
3,825,588	4,726,432	60,426,155	65,498

(319,624)	3,280,234	(40,840,223)	3,428
(3,196,607)	349,724	201,320	(36,425)
—	33,590	1,363,107	—
741,197	2,057,902	64,010,654	87,076
(282,149)	(2,123,487)	(46,062,931)	(129,509)
123,758	3,059,583	1,927,838	(17,576)

(7,351,829)	(6,289,838)	63,374,381	(181,680)
2,359,952	348,828	(17,413,216)	(8,956)
—	—	(577,402)	—
(1,285,184)	(229,589)	(10,759,969)	(34,047)
(404,651)	(8,505,941)	(28,050,750)	30,455
5,659	103,535	24,092	2,313
(9,609,478)	(7,915,459)	(12,803,099)	(284,921)
$(5,783,890)	$(3,189,027)	$47,623,056	$(219,423)

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$12,124,280	$26,980,404
Net realized gain (loss)	(10,355,248)	27,192,978
Net change in unrealized gain (loss)	(27,691,738)	24,848,735
Net increase (decrease) in net assets resulting from operations	(25,922,706)	79,022,117

Distributions to shareholders:
From net investment income
Class A Shares	(1,266,562)	(3,666,379)
Class B Shares	(27,228)	(103,723)
Class C Shares	(114,224)	(372,511)
Institutional Shares	(11,257,510)	(30,859,051)
Service Shares	(80,199)	(264,291)
Class IR Shares	(15,654)	(28,570)
Class R Shares	(4,502)	(9,184)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(12,765,879)	(35,303,709)

From share transactions:
Proceeds from sales of shares	110,642,435	314,245,826
Reinvestment of distributions	11,907,281	32,803,710
Cost of shares redeemed	(311,811,257)	(596,890,879)
Net increase (decrease) in net assets resulting from share transactions	(189,261,541)	(249,841,343)
TOTAL INCREASE (DECREASE)	(227,950,126)	(206,122,935)

Net assets:
Beginning of period	1,410,106,711	1,616,229,646
End of period	$1,182,156,585	$1,410,106,711
Undistributed (distributions in excess of) net investment income	$12,239,815	$12,881,414

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund
For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013

$3,825,588	$7,320,346	$4,726,432	$12,021,067
(2,933,425)	9,842,885	6,657,546	26,750,451
(6,676,053)	9,203,897	(14,573,005)	3,753,823
(5,783,890)	26,367,128	(3,189,027)	42,525,341

(389,803)	(2,097,695)	(615,096)	(3,422,155)
(21,735)	(70,430)	(8,202)	(37,699)
(60,337)	(157,821)	(28,700)	(107,946)
(3,439,365)	(6,435,495)	(4,395,215)	(13,168,429)
(133)	(295)	(1,264)	(3,870)
(32,013)	(70,721)	(6,204)	(15,418)
(1,968)	(1,435)	—	—

—	(2,789,937)	—	(4,030,873)
—	(137,263)	—	(66,778)
—	(312,717)	—	(188,244)
—	(7,381,950)	—	(13,890,223)
—	(422)	—	(6,107)
—	(85,190)	—	(18,908)
—	(667)	—	—
(3,945,354)	(19,542,038)	(5,054,681)	(34,956,650)

16,580,651	105,132,375	174,098,676	172,511,841
3,849,015	19,029,155	4,964,789	34,482,719
(108,736,974)	(114,465,116)	(101,618,529)	(520,702,491)
(88,307,308)	9,696,414	77,444,936	(313,707,931)
(98,036,552)	16,521,504	69,201,228	(306,139,240)

358,939,713	342,418,209	475,957,197	782,096,437
$260,903,161	$358,939,713	$545,158,425	$475,957,197
$1,135,704	$1,255,470	$11,774,358	$12,102,607

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Strategic Income Fund
	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$60,426,155	$76,010,101
Net realized gain (loss)	(19,400,235)	42,820,581
Net change in unrealized gain	6,597,136	119,197,608
Net increase in net assets resulting from operations	47,623,056	238,028,290

Distributions to shareholders:
From net investment income
Class A Shares	(13,497,715)	(25,443,789)
Class C Shares	(2,568,913)	(6,249,357)
Institutional Shares	(48,766,638)	(75,727,358)
Class IR Shares	(2,385,790)	(2,803,135)
Class R Shares	(2,638)	(564)
Total distributions to shareholders	(67,221,694)	(110,224,203)

From share transactions:
Proceeds from sales of shares	6,844,218,934	2,293,607,272
Reinvestment of distributions	58,093,212	100,590,900
Cost of shares redeemed	(674,250,717)	(957,532,280)
Net increase in net assets resulting from share transactions	6,228,061,429	1,436,665,892
TOTAL INCREASE	6,208,462,791	1,564,469,979

Net assets:
Beginning of period	3,485,433,158	1,920,963,179
End of period	$9,693,895,949	$3,485,433,158
Undistributed net investment income	$11,443,276	$18,238,815

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	World Bond Fund
	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013(a)
From operations:
Net investment income	$65,498	$40,101
Net realized gain (loss)	(93,006)	140,822
Net change in unrealized loss	(191,915)	(246,275)
Net decrease in net assets resulting from operations	(219,423)	(65,352)

Distributions to shareholders:
From net investment income
Class A Shares	(286)	(28)
Class C Shares	(5)	(1)
Institutional Shares	(62,430)	(38,949)
Class IR Shares	(53)	(30)
Class R Shares	(21)	(11)
Total distributions to shareholders	(62,795)	(39,019)

From share transactions:
Proceeds from sales of shares	80,629	12,036,004
Reinvestment of distributions	62,795	39,019
Cost of shares redeemed	(387)	(121)
Net increase in net assets resulting from share transactions	143,037	12,074,902
TOTAL INCREASE (DECREASE)	(139,181)	11,970,531

Net assets:
Beginning of period	11,970,531	—
End of period	$11,831,350	$11,970,531
Undistributed net investment income	$167,528	$164,825

(a)	Commenced operations on November 30, 2012.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.61	$0.08	$(0.29)	$(0.21)	$(0.09)	$—	$(0.09)
2013 - B	10.66	0.04	(0.29)	(0.25)	(0.05)	—	(0.05)
2013 - C	10.67	0.05	(0.30)	(0.25)	(0.05)	—	(0.05)
2013 - Institutional	10.65	0.10	(0.28)	(0.18)	(0.11)	—	(0.11)
2013 - Service	10.66	0.07	(0.29)	(0.22)	(0.08)	—	(0.08)
2013 - IR	10.62	0.10	(0.30)	(0.20)	(0.10)	—	(0.10)
2013 - R	10.62	0.07	(0.28)	(0.21)	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	10.31	0.16	0.36	0.52	(0.22)	—	(0.22)
2013 - B	10.36	0.08	0.36	0.44	(0.14)	—	(0.14)
2013 - C	10.37	0.08	0.36	0.44	(0.14)	—	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)	—	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)	—	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)	—	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)	—	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)	—	(0.20)
2012 - B	9.84	0.12	0.52	0.64	(0.12)	—	(0.12)
2012 - C	9.84	0.12	0.53	0.65	(0.12)	—	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)	—	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)	—	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)	—	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)	—	(0.17)
2011 - A	9.53	0.21	0.29	0.50	(0.24)	—	(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)	—	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)	—	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)	—	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)	—	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)	—	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)	—	(0.21)
2010 - A	8.27	0.31	1.27	1.58	(0.32)	—	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	(0.30)
2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.31	(1.99)%	$138,608	0.82	%(d)	0.82	%(d)	1.61	%(d)	332%
10.36	(2.34)	4,779	1.57	(d)	1.57	(d)	0.85	(d)	332
10.37	(2.34)	22,383	1.57	(d)	1.57	(d)	0.86	(d)	332
10.36	(1.72)	1,012,066	0.48	(d)	0.48	(d)	1.94	(d)	332
10.36	(2.06)	2,562	0.98	(d)	0.98	(d)	1.30	(d)	332
10.32	(1.87)	1,213	0.57	(d)	0.57	(d)	1.86	(d)	332
10.33	(2.02)	545	1.07	(d)	1.07	(d)	1.35	(d)	332

10.61	5.08	159,470	0.81		0.81		1.54		782
10.66	4.28	6,531	1.56		1.56		0.79		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782
10.31	7.37	204,327	0.81		0.81		1.90		687
10.36	6.55	8,065	1.56		1.56		1.14		687
10.37	6.65	28,539	1.56		1.56		1.13		687
10.36	7.81	1,363,229	0.47		0.47		2.23		687
10.36	7.17	10,969	0.97		0.97		1.70		687
10.32	7.74	1,081	0.56		0.56		2.14		687
10.33	7.21	19	1.06		1.06		1.64		687
9.79	5.24	694,255	0.81		0.81		2.13		554
9.84	4.55	11,234	1.56		1.56		1.39		554
9.84	4.44	27,993	1.56		1.56		1.38		554
9.83	5.58	1,041,837	0.47		0.47		2.45		554
9.84	5.17	3,966	0.97		0.97		1.98		554
9.79	5.39	1,538	0.56		0.56		2.30		554
9.80	4.98	17	1.06		1.06		1.88		554
9.53	19.32	804,834	0.82		0.82		3.37		418
9.57	18.36	16,680	1.57		1.57		2.68		418
9.58	18.48	33,260	1.57		1.57		2.62		418
9.57	19.79	705,704	0.48		0.48		3.78		418
9.58	19.05	5,580	0.98		0.98		3.30		418
9.54	19.58	69	0.57		0.57		3.30		418
9.54	19.03	14	1.07		1.07		3.10		418
8.27	(8.63)	600,963	0.80		0.81		4.70		413
8.31	(9.26)	17,694	1.55		1.56		3.95		413
8.31	(9.26)	24,655	1.55		1.56		3.95		413
8.30	(8.27)	851,372	0.46		0.47		5.04		413
8.31	(8.72)	7,333	0.96		0.97		4.55		413
8.28	(8.39)	9	0.55		0.56		4.97		413
8.28	(8.81)	9	1.05		1.06		4.51		413

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.57	$0.10	$(0.24)	$(0.14)	$(0.11)		$—	$(0.11)
2013 - B	10.57	0.06	(0.25)	(0.19)	(0.07)		—	(0.07)
2013 - C	10.57	0.06	(0.25)	(0.19)	(0.07)		—	(0.07)
2013 - Institutional	10.57	0.12	(0.25)	(0.13)	(0.12)		—	(0.12)
2013 - Service	10.57	0.09	(0.25)	(0.16)	(0.10)		—	(0.10)
2013 - IR	10.54	0.12	(0.25)	(0.13)	(0.12)		—	(0.12)
2013 - R	10.57	0.09	(0.26)	(0.17)	(0.09)		—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	10.37	0.20	0.57	0.77	(0.25)		(0.32)	(0.57)
2013 - B	10.36	0.12	0.58	0.70	(0.17)		(0.32)	(0.49)
2013 - C	10.37	0.12	0.57	0.69	(0.17)		(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)		(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)		(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)		(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)		(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)		(0.22)	(0.49)
2012 - B	10.16	0.19	0.42	0.61	(0.19)		(0.22)	(0.41)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(e)	(0.33)	(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(e)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(e)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(e)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(e)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(e)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(e)	(0.33)	(0.61)
2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)
2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)		—	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)		—	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)		—	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)		—	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)		—	(0.40)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Includes a tax return of capital amounting to less than $0.01 per share.
(f)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.32	(1.36)%	$34,771	0.84	%(d)	1.02	%(d)	1.97	%(d)	370%
10.31	(1.83)	2,845	1.59	(d)	1.77	(d)	1.21	(d)	370
10.31	(1.83)	8,486	1.59	(d)	1.77	(d)	1.22	(d)	370
10.32	(1.19)	211,920	0.50	(d)	0.68	(d)	2.30	(d)	370
10.31	(1.44)	14	1.00	(d)	1.18	(d)	1.81	(d)	370
10.29	(1.24)	2,742	0.59	(d)	0.77	(d)	2.22	(d)	370
10.31	(1.58)	126	1.09	(d)	1.26	(d)	1.68	(d)	370

10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.79	3,907	1.58		1.73		1.11		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025
10.37	6.89	91,437	0.83		0.99		2.60		767
10.36	6.10	4,924	1.58		1.74		1.85		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767
10.17	6.06	93,196	0.83		1.00		2.72		673
10.16	5.27	6,349	1.58		1.75		2.01		673
10.16	5.27	10,824	1.58		1.75		1.99		673
10.17	6.42	198,465	0.49		0.66		3.07		673
10.17	5.91	12	0.99		1.16		2.58		673
10.18	6.32	364	0.58		0.75		2.96		673
10.17	5.80	36	1.08		1.25		2.49		673
10.20	15.60	94,351	0.83		1.14		3.48		419
10.20	14.75	9,193	1.58		1.89		2.87		419
10.20	14.75	12,661	1.58		1.89		2.83		419
10.20	15.99	191,051	0.49		0.80		3.72		419
10.20	15.42	12	0.99		1.30		3.44		419
10.21	16.00	294	0.58		0.89		3.23		419
10.20	15.30	37	1.08		1.39		3.15		419
9.16	(3.17)	45,686	0.75	(f)	1.33	(f)	4.57	(f)	365
9.15	(4.00)	10,626	1.50	(f)	2.08	(f)	3.82	(f)	365
9.15	(4.00)	11,040	1.50	(f)	2.08	(f)	3.82	(f)	365
9.16	(2.84)	43,681	0.41	(f)	0.99	(f)	4.91	(f)	365
9.16	(3.34)	10	0.91	(f)	1.49	(f)	4.38	(f)	365
9.16	(3.02)	10	0.50	(f)	1.08	(f)	4.82	(f)	365
9.16	(3.49)	10	1.00	(f)	1.58	(f)	4.32	(f)	365

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$13.20	$0.11	$(0.23)	$(0.12)	$(0.12)	$—	$(0.12)
2013 - B	13.15	0.06	(0.23)	(0.17)	(0.07)	—	(0.07)
2013 - C	13.11	0.06	(0.23)	(0.17)	(0.07)	—	(0.07)
2013 - Institutional	13.18	0.13	(0.23)	(0.10)	(0.14)	—	(0.14)
2013 - Service	13.16	0.10	(0.23)	(0.13)	(0.11)	—	(0.11)
2013 - IR	13.17	0.13	(0.24)	(0.11)	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	13.17	0.22	0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - B	13.12	0.12	0.60	0.72	(0.24)	(0.45)	(0.69)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - B	12.58	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)
2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)
2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.96	(0.92)%	$63,464	1.04	%(d)	1.23	%(d)	1.68	%(d)	199%
12.91	(1.30)	1,332	1.79	(d)	1.98	(d)	0.93	(d)	199
12.87	(1.31)	5,075	1.79	(d)	1.98	(d)	0.93	(d)	199
12.94	(0.75)	474,484	0.69	(d)	0.89	(d)	2.02	(d)	199
12.92	(1.01)	215	1.19	(d)	1.39	(d)	1.52	(d)	199
12.93	(0.80)	589	0.78	(d)	0.98	(d)	1.93	(d)	199

13.20	6.32	79,838	1.04		1.15		1.64		444
13.15	5.55	1,784	1.79		1.90		0.92		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.12	5.38	2,310	1.78		1.89		1.07		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333
12.63	1.27	204,116	1.03		1.13		2.03		272
12.58	0.50	2,979	1.78		1.88		1.29		272
12.55	0.60	7,676	1.78		1.88		1.29		272
12.61	1.62	469,982	0.69		0.79		2.36		272
12.59	1.12	151	1.19		1.29		1.89		272
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272
12.74	14.73	218,572	1.03		1.11		3.02		237
12.69	13.92	5,143	1.78		1.86		2.30		237
12.66	13.80	7,606	1.78		1.86		2.22		237
12.72	15.14	685,787	0.69		0.77		3.36		237
12.70	14.50	95	1.19		1.27		2.87		237
12.30	(1.10)	202,926	1.02		1.11		3.61		168
12.25	(1.93)	6,572	1.77		1.86		2.85		168
12.23	(1.85)	4,863	1.77		1.86		2.85		168
12.28	(0.76)	664,853	0.68		0.77		3.94		168
12.27	(1.26)	214	1.18		1.27		3.44		168

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.46	$0.10	(c)	$0.02	$0.12	$(0.11)	$—	$—	$(0.11)
2013 - C	10.46	0.06	(c)	0.03	0.09	(0.07)	—	—	(0.07)
2013 - Institutional	10.46	0.12	(c)	0.03	0.15	(0.13)	—	—	(0.13)
2013 - IR	10.46	0.11	(c)	0.02	0.13	(0.12)	—	—	(0.12)
2013 - R	10.45	0.08	(c)	0.03	0.11	(0.10)	—	—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	9.87	0.32	(c)	0.73	1.05	(0.46)	—	—	(0.46)
2013 - C	9.88	0.24	(c)	0.72	0.96	(0.38)	—	—	(0.38)
2013 - Institutional	9.87	0.35	(c)	0.73	1.08	(0.49)	—	—	(0.49)
2013 - IR	9.87	0.34	(c)	0.73	1.07	(0.48)	—	—	(0.48)
2013 - R	9.87	0.30	(c)	0.71	1.01	(0.43)	—	—	(0.43)
2012 - A	10.03	0.32	(c)	(0.16)	0.16	(0.32)	—	—	(0.32)
2012 - C	10.04	0.24	(c)	(0.15)	0.09	(0.25)	—	—	(0.25)
2012 - Institutional	10.03	0.35	(c)	(0.15)	0.20	(0.36)	—	—	(0.36)
2012 - IR	10.03	0.34	(c)	(0.15)	0.19	(0.35)	—	—	(0.35)
2012 - R	10.03	0.29	(c)	(0.15)	0.14	(0.30)	—	—	(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30,2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)	(0.20)
2011 - C (Commenced June 30,2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30,2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30,2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30,2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$10.47	1.25%	$2,054,069	0.93	%(d)	0.93	%(d)	1.88	%(d)	198%
10.48	0.87	569,222	1.68	(d)	1.68	(d)	1.13	(d)	198
10.48	1.43	6,728,920	0.60	(d)	0.60	(d)	2.24	(d)	198
10.47	1.28	341,217	0.68	(d)	0.68	(d)	2.11	(d)	198
10.46	1.13	468	1.19	(d)	1.19	(d)	1.55	(d)	198

10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(d)	1.08	(d)	2.63	(d)	342
10.04	1.81	82,982	1.77	(d)	1.83	(d)	1.81	(d)	342

10.03	2.51	804,517	0.68	(d)	0.74	(d)	2.96	(d)	342
10.03	2.44	25,158	0.77	(d)	0.83	(d)	2.82	(d)	342
10.03	2.09	25	1.27	(d)	1.33	(d)	2.07	(d)	342

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS WORLD BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$9.92	$0.04		$(0.23)	$(0.19)	$(0.04)
2013 - C	9.91	0.01		(0.23)	(0.22)	(0.01)
2013 - Institutional	9.91	0.05		(0.23)	(0.18)	(0.05)
2013 - IR	9.91	0.06		(0.24)	(0.18)	(0.05)
2013 - R	9.91	0.02		(0.23)	(0.21)	(0.02)

FOR THE PERIOD ENDED MARCH 31,
2013 - A (Commenced November 30, 2012)	10.00	0.02		(0.08)	(0.06)	(0.02)
2013 - C (Commenced November 30, 2012)	10.00	—	(e)	(0.09)	(0.09)	— (e)
2013 - Institutional (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)
2013 - IR (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)
2013 - R (Commenced November 30, 2012)	10.00	0.01		(0.09)	(0.08)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$9.69	(1.87)%	$99	1.06%	6.14%	0.80%	179%
9.68	(2.27)	10	1.65	6.89	0.14	179
9.68	(1.80)	11,704	0.73	5.80	1.11	179
9.68	(1.79)	10	0.79	5.89	1.18	179
9.68	(2.11)	10	1.33	6.39	0.48	179

9.92	(0.69)	21	1.04	4.59	0.69	192
9.91	(0.89)	10	1.78	5.92	(0.10)	192
9.91	(0.58)	11,920	0.71	4.83	1.02	192
9.91	(0.60)	10	0.86	4.99	0.97	192
9.91	(0.78)	10	1.31	5.42	0.38	192

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified
Global Income	A, B, C, Institutional, Service and IR	Non-diversified
Strategic Income	A, C, Institutional, IR and R	Diversified
World Bond (Commenced November 30, 2012)	A, C, Institutional, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income and World Bond Funds (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the World Bond Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, a Fund will be exposed

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

to the credit risk of both the borrower and the Lender. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund’s investment in credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under triparty repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable resulting in additional losses to the Fund.

At September 30, 2013, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Core Fixed Income	Core Plus Fixed Income
Total gross amount presented in Statements of Assets and Liabilities	$1,800,000	$10,200,000
Non-cash Collateral offsetting(1)	(1,800,000)	(10,200,000)
Net Amount(2)	$—	$—

(1)	At September 30, 2013, the value of the collateral received from each seller exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations or third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2013:

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$385,127,684	$—
Mortgage-Backed Obligations	—	446,684,222	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	233,855,333	76,418,347	—
Asset-Backed Securities	—	26,644,926	—
Foreign Debt Obligations	—	38,824,510	—
Municipal Debt Obligations	—	31,033,447	—
Government Guarantee Obligations	—	19,078,131	—
Short-term Investments	—	1,800,000	—
Total	$233,855,333	$1,025,611,267	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(58,505,941)	$—

Derivative Type
Assets
Options Purchased	$—	$6,773,348	$—
Forward Foreign Currency Exchange Contracts(a)	—	566,143	—
Futures Contracts(a)	2,911,713	—	—
Interest Rate Swap Contracts(a)	—	8,672,777	—
Credit Default Swap Contracts(a)	—	913,799	—
Total	$2,911,713	$16,926,067	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,228,421)	$—
Interest Rate Swap Contracts	—	(3,580,502)	—
Credit Default Swap Contracts	—	(330,446)	—
Total	$—	$(5,139,369)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE PLUS FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$87,595,809	$—
Mortgage-Backed Obligations	—	88,635,138	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	12,894,409	10,252,614	—
Asset-Backed Securities	—	26,429,662	2,946,705
Foreign Debt Obligations	—	11,926,370	11,348
Structured Notes	—	1,740,957	—
Municipal Debt Obligations	—	14,673,110	—
Government Guarantee Obligations	—	3,597,836	—
Short-term Investments	—	10,200,000	—
Total	$12,894,409	$255,051,496	$2,958,053
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,812,032)	$—

Derivative Type
Assets
Options Purchased	$—	$5,639,221	$—
Forward Foreign Currency Exchange Contracts(a)	—	266,775	—
Futures Contracts(a)	2,089,396	—	—
Interest Rate Swap Contracts(a)	—	4,470,653	—
Credit Default Swap Contracts(a)	—	187,536	—
Total	$2,089,396	$10,564,185	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(580,984)	$—
Futures Contracts	(222,682)	—	—
Interest Rate Swap Contracts	—	(4,514,220)	—
Credit Default Swap Contracts	—	(59,302)	—
Total	$(222,682)	$(5,154,506)	$—
The following is a reconciliation of Level 3 investments for the period ended September 30, 2013:

	Fixed Income Asset-Backed Securities	Fixed Income Foreign Debt Obligations
Beginning Balance as of April 1, 2013	$—	$—
Realized gain (loss)	—	—
Net change in Unrealized gain (loss) relating to instruments still held at reporting date	—	89
Purchases	2,946,705	11,259
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3(b)	—	—
Ending Balance as of September 30, 2013	$2,946,705	$11,348

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$127,380,360	$74,867,120	$—
Corporate Obligations	—	121,340,493	—
Foreign Debt Obligations	—	10,821,126	—
Asset-Backed Securities	—	15,808,446	—
Mortgage-Backed Obligations	—	96,662,458	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	30,949,294	778,528	—
Municipal Debt Obligations	—	7,245,209	—
Government Guarantee Obligations	—	11,898,358	—
Short-term Investments	—	14,733,320	—
Total	$158,329,654	$354,155,058	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(3,909,062)	$—

Derivative Type
Assets
Options Purchased	$—	$5,450,764	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,022,661	—
Futures Contracts(a)	752,989	—	—
Interest Rate Swap Contracts(a)	—	4,173,577	—
Credit Default Swap Contracts(a)	—	503,921	—
Total	$752,989	$11,150,923	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,927,030)	$—
Futures Contracts	(9,856)	—	—
Interest Rate Swap Contracts	—	(3,268,214)	—
Credit Default Swap Contracts	—	(239,175)	—
Total	$(9,856)	$(9,434,419)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$1,021,008,027	$—
Mortgage-Backed Obligations	—	2,478,403,290	—
Asset-Backed Securities	—	570,813,508	76,890,190
Foreign Debt Obligations	239,641,381	1,096,778,026	4,575,454
Structured Notes	—	17,719,114	—
Municipal Debt Obligations	—	539,996,275	—
Government Guarantee Obligations	—	238,786,560	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	2,725,325,923	—	—
Senior Term Loans	—	145,408,309	—
Investment Company	782,129,734	—	—
Total	$3,747,097,038	$6,108,913,109	$81,465,644
Liabilities(a)
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(20,556,874)	$—

Derivative Type
Assets
Options Purchased	$—	$348,296,549	$—
Forward Foreign Currency Exchange Contracts(a)	—	44,930,279	—
Futures Contracts(a)	1,018,006	—	—
Interest Rate Swap Contracts(a)	—	180,812,556	—
Credit Default Swap Contracts(a)	—	1,160,621	—
Total Return Swap Contracts(a)	—	6,595,652	—
Written Options Contracts(a)	—	1,298,207	—
Total	$1,018,006	$583,093,864	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(79,930,539)	$—
Futures Contracts(a)	(21,655,496)	—	—
Interest Rate Swap Contracts(a)	—	(156,069,674)	—
Credit Default Swap Contracts(a)	—	(2,976,943)	—
Total Return Swap Contracts(a)	—	(7,955,326)	—
Interest Rate Swaption Contracts(a)	—	(1,298,207)	—
Total	$(21,655,496)	$(248,230,689)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

WORLD BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$4,234,199	$3,905,078	$—
Structured Notes	—	112,484	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	2,131,303	—	—
Investment Company	1,112,747	—	—
Total	$7,478,249	$4,017,562	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$106,971	$—
Futures Contracts	10,687	—	—
Interest Rate Swap Contracts	—	157,101	—
Total	$10,687	$264,072	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(147,211)	$—
Futures Contracts	(26,924)	—	—
Interest Rate Swap Contracts	—	(188,680)	—
Total	$(26,924)	$(335,891)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Represents an investment that was previously valued using a single source broker quotation for which multiple sources are currently available.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$18,357,838	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(3,580,502)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	913,799		Payable for unrealized loss on swap contracts	(330,446)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	566,143		Payable for unrealized loss on forward foreign currency exchange contracts	(1,228,421)
Total		$19,837,780			$(5,139,369)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Plus Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$12,199,270	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(4,736,902)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	187,536		Payable for unrealized loss on swap contracts	(59,302)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	266,775		Payable for unrealized loss on forward foreign currency exchange contracts	(580,984)
Total		$12,653,581			$(5,377,188)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$10,377,251	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(3,278,070)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	503,921		Payable for unrealized loss on swap contracts	(239,175)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,022,740		Payable for unrealized loss on forward foreign currency exchange contracts	(5,927,030)
Total		$11,903,912			$(9,444,275)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; investments at value	$538,020,970	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(186,978,703)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	1,160,621		Payable for unrealized loss on swap contracts	(2,976,943)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	44,930,279		Payable for unrealized loss on forward foreign currency exchange contracts	(79,930,539)
Total		$584,111,870			$(269,886,185)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

World Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$167,788	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(215,604)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	106,971		Payable for unrealized loss on forward foreign currency exchange contracts	(147,211)
Total		$274,759			$(362,815)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts includes $3,910,948, $4,573,522, $3,507,389, $167,001,943 and $188,680 for Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(4,311,177)	$7,249,676	3,015
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(403,650)	(19,385)	27
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(677,801)	(418,761)	239
Total		$(5,392,628)	$6,811,530	3,281

Core Plus Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,578,449)	$3,484,205	1,134
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(380,915)	(4,123)	25
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(282,149)	(404,651)	438
Total		$(2,241,513)	$3,075,431	1,597

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	$2,634,420	$(3,137)	1,244
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(193,204)	122,376	8
Currency	Net realized gain (loss) from investments, written options and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments, written options and forward foreign currency exchange contracts	(2,123,487)	(8,505,941)	453
Total		$317,729	$(8,386,702)	1,705

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$57,870,962	$29,514,702	15,490
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,732,523)	(9,730,678)	28
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(46,062,931)	(28,050,750)	456
Total		$10,075,508	$(8,266,726)	15,974

World Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$50,651	$(43,003)	88
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(129,509)	30,455	477
Total		$(78,858)	$(12,548)	565

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2013.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2013:

Core Fixed Income Fund
	Derivative Assets(1)					Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Futures	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$945,118	$415,093	$22,844	$—	$1,383,055	$(44,388)	$(52,629)	$(97,017)	$1,286,038	$(1,286,038)	$—
Barclays Bank PLC	—	—	58,908	—	58,908	—	(32,112)	(32,112)	26,796	—	26,796
BNP Paribas SA	—	—	208,732	—	208,732	—	(87,281)	(87,281)	121,451	—	121,451
Centrally Cleared	—	—	—	—	—	(587,297)	—	(587,297)	(587,297)	587,297	—
Citibank NA	2,233,069	1,177	20,111	—	2,254,357	(647,797)	(111,247)	(759,044)	1,495,313	(1,495,313)	—
Credit Suisse First Boston Corp.	—	14,152	—	—	14,152	—	—	—	14,152	(14,152)	—
Credit Suisse International (London)	—	—	6,548	—	6,548	—	(11,338)	(11,338)	(4,790)	—	(4,790)
Deutsche Bank Securities, Inc.	536,228	5,375	—	—	541,603	(266,033)	—	(266,033)	275,570	(150,000)	125,570
Deutsche Bank AG (London)	—	—	—	—	—	—	(7,189)	(7,189)	(7,189)	—	(7,189)
Exchange Traded	—	—	—	55,450	55,450	—	—	—	55,450	—	55,450
HSBC Bank PLC	—	—	1,132	—	1,132	—	(59,643)	(59,643)	(58,511)	—	(58,511)
JPMorgan Securities, Inc.	740,981	—	120,848	—	861,829	(456,990)	(297,988)	(754,978)	106,851	(106,851)	—
Morgan Stanley Capital Services, Inc.	2,317,952	478,002	—	—	2,795,954	(1,109,656)	(24,362)	(1,134,018)	1,661,936	(1,661,936)	—
Royal Bank of Canada	—	—	—	—	—	—	(293,756)	(293,756)	(293,756)	—	(293,756)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income Fund (continued)
	Derivative Assets(1)					Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Futures	Total	Swaps	Forward Currency Contracts	Total
Royal Bank of Scotland PLC	$—	$—	$25,694	$—	$25,694	$—	$(6,280)	$(6,280)	$19,414	$—	$19,414
Standard Chartered Bank	—	—	4,703	—	4,703	—	—	—	4,703	—	4,703
State Street Bank	—	—	6,767	—	6,767	—	(193,969)	(193,969)	(187,202)	—	(187,202)
Westpac Banking Corp.	—	—	89,856	—	89,856	—	(50,627)	(50,627)	39,229	—	39,229
Total	$6,773,348	$913,799	$566,143	$55,450	$8,308,740	$(3,112,161)	$(1,228,421)	$(4,340,582)	$3,968,158	$(4,126,993)	$(158,835)

Core Plus Fixed Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Futures	Total
Bank of America Securities LLC	$882,180	$544,207	$9,413	$1,435,800	$(434,108)	$(17,812)	$—	$(451,920)	$983,880	$(983,880)	$—
Barclays Bank PLC	—	—	31,348	31,348	(12,126)	(13,430)	—	(25,556)	5,792	—	5,792
BNP Paribas SA	—	—	30,963	30,963	—	(17,458)	—	(17,458)	13,505	—	13,505
Centrally Cleared	—	3,594	—	3,594	—	—	—	—	3,594	—	3,594
Citibank NA	1,684,954	11,525	45,288	1,741,767	(499,264)	(51,577)	—	(550,841)	1,190,926	(1,190,926)	—
Credit Suisse International (London)	—	17,602	23,483	41,085	—	(23,913)	—	(23,913)	17,172	—	17,172
Deutsche Bank Securities, Inc.	479,252	56,784	—	536,036	(198,090)	—	—	(198,090)	337,946	(300,000)	37,946
Deutsche Bank AG (London)	—	—	4,690	4,690	—	(30,905)	—	(30,905)	(26,215)	—	(26,215)
Exchange Traded	—	—	—	—	—	—	(12,782)	(12,782)	(12,782)	12,782	—
HSBC Bank PLC	—	—	9,487	9,487	—	(10,548)	—	(10,548)	(1,061)	—	(1,061)
JPMorgan Securities, Inc.	662,268	—	11,993	674,261	(350,756)	(207,627)	—	(558,383)	115,878	(115,878)	—
Morgan Stanley Capital Services, Inc.	1,930,567	93,428	10,082	2,034,077	(1,124,879)	(11,231)	—	(1,136,110)	897,967	(897,967)	—
Royal Bank of Canada	—	—	17,315	17,315	—	(84,037)	—	(84,037)	(66,722)	—	(66,722)
Royal Bank of Scotland PLC	—	—	11,808	11,808	—	(24,408)	—	(24,408)	(12,600)	—	(12,600)
Standard Chartered Bank	—	—	562	562	—	(18,070)	—	(18,070)	(17,508)	—	(17,508)
State Street Bank	—	—	3,598	3,598	—	(38,315)	—	(38,315)	(34,717)	—	(34,717)
UBS AG (London)	—	—	33,551	33,551	—	(24,798)	—	(24,798)	8,753	—	8,753
Westpac Banking Corp.	—	—	23,194	23,194	—	(6,855)	—	(6,855)	16,339	—	16,339
Total	$5,639,221	$727,140	$266,775	$6,633,136	$(2,619,223)	$(580,984)	$(12,782)	$(3,212,989)	$3,420,147	$(3,475,869)	$(55,722)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Futures	Total
Bank of America Securities LLC	$—	$96,104	$32,331	$128,435	$(89,705)	$(68,052)	$—	$(157,757)	$(29,322)	$—	$(29,322)
Barclays Bank PLC	887,285	—	46,631	933,916	(302,162)	(168,779)	—	(470,941)	462,975	(462,975)	—
BNP Paribas SA	—	37,533	101,553	139,086	—	(57,353)	—	(57,353)	81,733	—	81,733
Centrally Cleared	—	—	—	—	(1,956,315)	—	—	(1,956,315)	(1,956,315)	1,799,923	(156,392)
Citibank NA	1,318,350	99,370	74,567	1,492,287	(8,940)	(232,714)	—	(241,654)	1,250,633	(1,250,633)	—
Credit Suisse International (London)	—	152,827	75,382	228,209	—	(90,137)	—	(90,137)	138,072	(138,072)	—
Deutsche Bank Securities, Inc.	—	368,283	—	368,283	(72,656)	—	—	(72,656)	295,627	—	295,627
Deutsche Bank AG (London)	—	—	255,142	255,142	—	(275,224)	—	(275,224)	(20,082)	—	(20,082)
Exchange Traded	—	—	—	—	—	—	(34,073)	(34,073)	(34,073)	34,073 (3)	—
HSBC Bank PLC	—	—	46,595	46,595	—	(271,555)	—	(271,555)	(224,960)	—	(224,960)
JPMorgan Securities, Inc.	719,327	10,153	57,631	787,111	(16,643)	(151,894)	—	(168,537)	618,574	(618,574)	—
Morgan Stanley Capital Services, Inc.	—	411,672	36,101	447,773	(123,441)	(43,200)	—	(166,641)	281,132	(189,600)	91,532
Royal Bank of Canada	2,525,723	355,233	57,647	2,938,603	(1,329,561)	(608,978)	—	(1,938,539)	1,000,064	(1,000,064)	—
Royal Bank of Scotland PLC	—	—	11,760	11,760	—	(82,779)	—	(82,779)	(71,019)	—	(71,019)
Standard Chartered Bank	—	—	2,291	2,291	—	(33,478)	—	(33,478)	(31,187)	—	(31,187)
State Street Bank	—	—	21,281	21,281	—	(125,253)	—	(125,253)	(103,972)	—	(103,972)
UBS AG (London)	—	434,523	124,040	558,563	—	(3,314,852)	—	(3,314,852)	(2,756,289)	—	(2,756,289)
Westpac Banking Corp.	—	—	79,709	79,709	—	(402,782)	—	(402,782)	(323,073)	—	(323,073)
Total	$5,450,685	$1,965,698	$1,022,661	$8,439,044	$(3,899,423)	$(5,927,030)	$(34,073)	$(9,860,526)	$(1,421,482)	$(1,825,922)	$(3,247,404)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)					Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Futures	Options	Total
Bank of America Securities LLC	$41,848,574	$15,887,055	$1,655,561	$59,391,190	$(15,897,218)	$(4,189,438)	$—	$—	$(20,086,656)	$39,304,534	$(33,850,000)	$5,454,534
Barclays Bank PLC	—	3,920,839	2,306,792	6,227,631	(2,082,449)	(3,384,332)	—	—	(5,466,781)	760,850	—	760,850
BNP Paribas SA	—	152,478	—	152,478	—	(1,977,310)	—	—	(1,977,310)	(1,824,832)	—	(1,824,832)
Centrally Cleared	—	1,830,493	—	1,830,493	—	—	—	—	—	1,830,493	—	1,830,493
Citibank NA	159,434,061	4,041,482	7,280,258	170,755,801	(10,923,967)	(8,049,779)	—	—	(18,973,746)	151,782,055	(151,782,055)	—
Credit Suisse International (London)	—	6,121,954	3,674,499	9,796,453	(2,160,515)	(4,115,296)	—	—	(6,275,811)	3,520,642	(3,520,642)	—
Deutsche Bank Securities, Inc.	33,291,344	9,534,863	—	42,826,207	(5,875,748)	—	—	(1,048,187)	(6,923,935)	35,902,272	(35,902,272)	—
Deutsche Bank AG (London)	—	—	911,266	911,266	—	(3,910,584)	—	—	(3,910,584)	(2,999,318)	—	(2,999,318)
Exchange Traded	—	—	—	—	—	—	(1,205,433)	—	(1,205,433)	(1,205,433)	1,205,433	—
HSBC Bank PLC	—	—	4,942,962	4,942,962	—	(1,743,204)	—	—	(1,743,204)	3,199,758	(45)	3,199,713
JPMorgan Securities, Inc.	56,609,494	1,603,513	3,317,886	61,530,893	(10,818,812)	(18,001,558)	—	—	(28,820,370)	32,710,523	(32,710,523)	—
Morgan Stanley Capital Services, Inc.	57,113,076	2,488,398	1,590,954	61,192,428	(16,705,777)	(3,411,020)	—	—	(20,116,797)	41,075,631	(41,075,631)	—
Royal Bank of Canada	—	7,883,995	2,892,109	10,776,104	(9,079,245)	(10,691,248)	—	—	(19,770,493)	(8,994,389)	5,450,401	(3,543,988)
Royal Bank of Scotland PLC	—	—	733,595	733,595	—	(3,386,147)	—	—	(3,386,147)	(2,652,552)	—	(2,652,552)
Standard Chartered Bank	—	—	5,719,063	5,719,063	—	(2,052,570)	—	—	(2,052,570)	3,666,493	—	3,666,493
State Street Bank	—	—	2,827,742	2,827,742	—	(4,987,667)	—	—	(4,987,667)	(2,159,925)	—	(2,159,925)
UBS AG (London)	—	—	5,149,670	5,149,670	—	(8,704,585)	—	—	(8,704,585)	(3,554,915)	—	(3,554,915)
Westpac Banking Corp.	—	—	1,927,922	1,927,922	—	(1,325,801)	—	—	(1,325,801)	602,121	—	602,121
Total	$348,296,549	$53,465,070	$44,930,279	$446,691,898	$(73,543,731)	$(79,930,539)	$(1,205,433)	$(1,048,187)	$(155,727,890)	$290,964,008	$(292,185,334)	$(1,221,326)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

World Bond Fund
	Derivative Assets(1)			Derivative Liabilities(1)				Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Futures	Total
Bank of America Securities LLC	$—	$2,309	$2,309	$(9,981)	$(6,726)	$—	$(16,707)	$(14,398)	$—	$(14,398)
Barclays Bank PLC	16,335	3,530	19,865	(45,744)	(4,578)	—	(50,322)	(30,457)	—	(30,457)
BNP Paribas SA	—	34	34	—	(3,031)	—	(3,031)	(2,997)	—	(2,997)
Centrally Cleared	165	—	165	—	—	—	—	165	—	165
Citibank NA	12,853	7,490	20,343	(21,798)	(9,880)	—	(31,678)	(11,335)	—	(11,335)
Credit Suisse International (London)	459	7,471	7,930	(28,175)	(8,493)	—	(36,668)	(28,738)	—	(28,738)
Deutsche Bank Securities, Inc.	12,756	—	12,756	(20,950)	—	—	(20,950)	(8,194)	—	(8,194)
Deutsche Bank AG (London)	—	5,118	5,118	—	(11,189)	—	(11,189)	(6,071)	—	(6,071)
Exchange Traded	—	—	—	—	—	(1,098)	(1,098)	(1,098)	1,098	—
HSBC Bank PLC	—	46,546	46,546	—	(6,415)	—	(6,415)	40,131	—	40,131
JPMorgan Securities, Inc.	—	3,641	3,641	(2,105)	(38,721)	—	(40,826)	(37,185)	—	(37,185)
Morgan Stanley Capital Services, Inc.	—	7,144	7,144	(410)	(3,147)	—	(3,557)	3,587	—	3,587
Royal Bank of Canada	—	3,098	3,098	—	(5,734)	—	(5,734)	(2,636)	—	(2,636)
Standard Chartered Bank	—	5,459	5,459	—	(3,075)	—	(3,075)	2,384	—	2,384
State Street Bank	—	2,257	2,257	—	(7,678)	—	(7,678)	(5,421)	—	(5,421)
UBS AG (London)	—	6,080	6,080	—	(37,084)	—	(37,084)	(31,004)	—	(31,004)
Westpac Banking Corp.	—	6,794	6,794	—	(1,460)	—	(1,460)	5,334	—	5,334
Total	$42,568	$106,971	$149,539	$(129,163)	$(147,211)	$(1,098)	$(277,472)	$(127,933)	$1,098	$(126,835)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(3)	Represents non-cash collateral.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2013, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.39%
Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45
Global Income	0.65	0.59	0.56	0.55	0.54	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.53
World Bond	0.65	0.59	0.56	0.54	0.53	0.65

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2013, Goldman Sachs waived a portion of the distribution and service fees equal to 0.17% and 0.01% of the average daily net assets attributable to Class C shares and Class R shares of the World Bond Fund, respectively.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Core Fixed Income	$2,147	$—	$381
Core Plus Fixed Income	1,914	—	3
Global Income	2,294	—	—
Strategic Income	315,269	N/A	1
World Bond	292	N/A	—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds are 0.104%, 0.004%, 0.004%, 0.054% and 0.014%, respectively. These Other Expense limitations will remain in place through at least July 29, 2014, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Distribution Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Core Plus Fixed Income	$—	$310,026	$310,026
Global Income	—	467,384	467,384
World Bond	9	344,655	344,664

As of September 30, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$377,598	$51,154	$50,718	$479,470
Core Plus Fixed Income	109,648	16,618	13,388	139,654
Global Income	258,813	18,309	21,137	298,259
Strategic Income	3,731,038	829,906	492,053	5,052,997
World Bond	6,230	31	392	6,653

G.  Line of Credit Facility — As of September 30, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2013, Goldman Sachs earned approximately $3,244, $2,227, $3,810, $54,646 and $50 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively.

As of September 30, 2013, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	35%	31%

As of September 30, 2013, Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Service, Class IR and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Core Plus Fixed Income	—%	—%	—%	100%	—%	10%
World Bond	10	100	100	—	100	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$4,415,782,321	$196,242,610	$4,343,669,917	$276,387,144
Core Plus Fixed Income	1,241,645,043	51,844,165	1,495,387,591	117,517,840
Global Income	671,217,938	308,368,428	668,037,688	297,145,399
Strategic Income	12,688,730,755	4,869,447,790	9,858,207,554	1,291,402,325
World Bond	10,645,228	8,225,618	12,845,697	6,935,633

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2013, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Capital loss carryovers:(1)
Expiring 2018	$(35,295,100)	$—	$—	$—	$—
Perpetual Short-term	—	—	—	(20,516,486)	—
Perpetual Long-term	—	—	—	(39,216,952)	—
Total capital loss carryovers	$(35,295,100)	$—	$—	$(59,733,438)	$—
Timing differences (Qualified Late Year Loss Deferral, Income Distribution Payable and Straddle Loss Deferrals)	$(3,941,992)	$(2,271,320)	$(4,176,447)	$(18,822,298)	$(51,770)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Tax Cost	$1,259,785,132	$269,348,838	$506,869,894	$10,132,510,153	$11,878,966
Gross unrealized gain	28,688,054	12,421,299	19,947,954	253,188,345	122,008
Gross unrealized loss	(22,233,236)	(5,226,958)	(8,882,372)	(99,926,158)	(505,163)
Net unrealized security gain (loss)	$6,454,818	$7,194,341	$11,065,582	$153,262,187	$(383,155)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

8. OTHER RISKS (continued)

the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Global Income and World Bond Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On August 15, 2013, a definitive proxy statement (“proxy”) was filed with the SEC to, among other things, elect certain Trustees to the Trust. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Funds to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,114,417	$11,602,175	4,582,696	$49,675,321
Reinvestment of distributions	116,912	1,215,862	330,702	3,504,528
Shares converted from Class B(a)	4,920	51,006	109,462	109,462
Shares redeemed	(2,827,101)	(29,454,115)	(9,804,238)	(103,481,361)
	(1,590,852)	(16,585,072)	(4,781,378)	(50,192,050)
Class B Shares
Shares sold	12,884	136,376	90,138	960,888
Reinvestment of distributions	2,327	24,316	8,812	93,844
Shares converted to Class A(a)	(4,897)	(51,006)	(10,340)	(10,291)
Shares redeemed	(161,816)	(1,692,631)	(254,270)	(2,803,610)
	(151,502)	(1,582,945)	(165,660)	(1,759,169)
Class C Shares
Shares sold	143,636	1,502,600	562,325	5,982,989
Reinvestment of distributions	10,023	104,715	31,819	339,053
Shares redeemed	(406,469)	(4,256,385)	(935,045)	(9,950,689)
	(252,810)	(2,649,070)	(340,901)	(3,628,647)
Institutional Shares
Shares sold	9,159,486	95,767,956	23,183,527	246,745,779
Reinvestment of distributions	1,002,869	10,474,386	2,688,015	28,596,094
Shares redeemed	(24,941,463)	(259,879,808)	(45,005,433)	(477,018,455)
	(14,779,108)	(153,637,466)	(19,133,891)	(201,676,582)
Service Shares
Shares sold	112,946	1,202,601	869,006	9,304,302
Reinvestment of distributions	6,435	67,828	21,804	232,444
Shares redeemed	(1,516,112)	(15,634,485)	(305,245)	(3,250,831)
	(1,396,731)	(14,364,056)	585,565	6,285,915
Class IR Shares
Shares sold	34,347	362,977	73,170	775,636
Reinvestment of distributions	1,508	15,672	2,692	28,563
Shares redeemed	(71,154)	(739,409)	(27,771)	(293,735)
	(35,299)	(360,760)	48,091	510,464
Class R Shares
Shares sold	6,447	67,750	76,174	800,911
Reinvestment of distributions	432	4,502	863	9,184
Shares redeemed	(15,056)	(154,424)	(17,929)	(191,369)
	(8,177)	(82,172)	59,108	618,726
NET DECREASE	(18,214,479)	$(189,261,541)	(23,729,066)	$(249,841,343)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Plus Fixed Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	278,330	$2,913,221	1,637,233	$17,397,113
Reinvestment of distributions	35,989	374,723	446,199	4,730,655
Shares converted from Class B(a)	17,565	181,634	47,896	507,090
Shares redeemed	(818,693)	(8,493,834)	(7,088,827)	(75,154,818)
	(486,809)	(5,024,256)	(4,957,499)	(52,519,960)
Class B Shares
Shares sold	5,340	55,883	59,794	636,704
Reinvestment of distributions	1,820	18,959	17,549	185,708
Shares converted to Class A(a)	(17,572)	(181,634)	(47,941)	(507,090)
Shares redeemed	(83,303)	(864,552)	(134,780)	(1,426,019)
	(93,715)	(971,344)	(105,378)	(1,110,697)
Class C Shares
Shares sold	53,244	559,241	146,123	1,556,360
Reinvestment of distributions	4,634	48,234	35,822	379,102
Shares redeemed	(180,555)	(1,872,349)	(258,208)	(2,729,977)
	(122,677)	(1,264,874)	(76,263)	(794,515)
Institutional Shares
Shares sold	1,228,119	12,967,506	8,048,909	85,285,400
Reinvestment of distributions	324,166	3,373,528	1,280,624	13,574,960
Shares redeemed	(9,501,614)	(97,290,745)	(3,278,395)	(34,969,634)
	(7,949,329)	(80,949,711)	6,051,138	63,890,726
Service Shares
Reinvestment of distributions	12	133	68	717
Shares redeemed	(1)	(11)	—	—
	11	122	68	717
Class IR Shares
Shares sold	756	8,018	7,670	82,168
Reinvestment of distributions	3,084	32,013	14,749	155,912
Shares redeemed	(7,405)	(76,580)	(17,256)	(181,588)
	(3,565)	(36,549)	5,163	56,492
Class R Shares
Shares sold	7,252	76,782	16,521	174,630
Reinvestment of distributions	137	1,425	198	2,101
Shares redeemed	(13,569)	(138,903)	(291)	(3,080)
	(6,180)	(60,696)	16,428	173,651
NET INCREASE (DECREASE)	(8,662,264)	$(88,307,308)	933,657	$9,696,414

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	501,736	$6,549,134	1,910,820	$25,697,467
Reinvestment of distributions	45,442	593,088	545,155	7,249,918
Shares converted from Class B(a)	1,233	15,996	6,962	93,337
Shares redeemed	(1,699,832)	(22,347,903)	(11,481,258)	(153,755,347)
	(1,151,421)	(15,189,685)	(9,018,321)	(120,714,625)
Class B Shares
Shares sold	3,567	45,691	14,828	197,423
Reinvestment of distributions	560	7,285	7,041	93,122
Shares converted to Class A(a)	(1,238)	(15,996)	(6,989)	(93,337)
Shares redeemed	(35,351)	(459,659)	(55,252)	(733,591)
	(32,462)	(422,679)	(40,372)	(536,383)
Class C Shares
Shares sold	41,320	533,613	50,879	673,410
Reinvestment of distributions	2,012	26,067	19,740	260,226
Shares redeemed	(88,186)	(1,139,673)	(117,424)	(1,558,609)
	(44,854)	(579,993)	(46,805)	(624,973)
Institutional Shares
Shares sold	12,870,844	166,703,372	10,923,074	145,381,905
Reinvestment of distributions	332,879	4,331,819	2,021,543	26,842,881
Shares redeemed	(5,968,169)	(77,526,302)	(27,183,640)	(364,157,994)
	7,235,554	93,508,889	(14,239,023)	(191,933,208)
Service Shares
Shares sold	5,908	76,421	3,449	45,879
Reinvestment of distributions	25	326	170	2,246
Shares redeemed	(313)	(4,085)	(7,021)	(93,515)
	5,620	72,662	(3,402)	(45,390)
Class IR Shares
Shares sold	14,388	190,445	38,818	515,757
Reinvestment of distributions	477	6,204	2,587	34,326
Shares redeemed	(10,728)	(140,907)	(30,597)	(403,435)
	4,137	55,742	10,808	146,648
NET INCREASE (DECREASE)	6,016,574	$77,444,936	(23,337,115)	$(313,707,931)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	142,368,562	$1,499,391,111	40,551,970	$417,088,326
Reinvestment of distributions	1,230,668	12,958,469	2,375,483	24,142,768
Shares redeemed	(15,350,287)	(161,491,763)	(48,802,201)	(487,706,383)
	128,248,943	1,350,857,817	(5,874,748)	(46,475,289)
Class C Shares
Shares sold	33,663,597	354,752,125	11,404,892	117,837,288
Reinvestment of distributions	190,990	2,012,851	509,758	5,208,789
Shares redeemed	(2,412,576)	(25,419,012)	(4,066,992)	(41,003,910)
	31,442,011	331,345,964	7,847,658	82,042,167
Institutional Shares
Shares sold	450,041,060	4,732,563,011	164,944,585	1,686,890,601
Reinvestment of distributions	3,868,047	40,741,402	6,687,871	68,452,667
Shares redeemed	(43,940,709)	(462,468,536)	(40,080,385)	(408,289,110)
	409,968,398	4,310,835,877	131,552,071	1,347,054,158
Class IR Shares
Shares sold	24,441,933	257,038,185	6,931,385	71,790,777
Reinvestment of distributions	226,119	2,378,440	272,756	2,786,136
Shares redeemed	(2,365,116)	(24,857,783)	(2,023,847)	(20,514,381)
	22,302,936	234,558,842	5,180,294	54,062,532
Class R Shares
Shares sold	44,682	474,502	27	280
Reinvestment of distributions	195	2,050	54	540
Shares redeemed	(1,303)	(13,623)	(1,890)	(18,496)
	43,574	462,929	(1,809)	(17,676)
NET INCREASE	592,005,862	$6,228,061,429	138,703,466	$1,436,665,892

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	World Bond Fund(a)

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,088	$80,629	2,100	$20,949
Reinvestment of distributions	30	286	3	28
Shares redeemed	(39)	(373)	(7)	(71)
	8,079	80,542	2,096	20,906
Class C Shares
Shares sold	—	—	1,000	10,010
Reinvestment of distributions	1	5	1	1
Shares redeemed	—	—	(1)	(10)
	1	5	1,000	10,001
Institutional Shares
Shares sold	—	—	1,198,497	11,985,025
Reinvestment of distributions	6,457	62,430	3,895	38,949
Shares redeemed	(1)	(14)	(2)	(20)
	6,456	62,416	1,202,390	12,023,954
Class IR Shares
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	5	53	3	30
Shares redeemed	—	—	(1)	(10)
	5	53	1,003	10,030
Class R Shares
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	1	21	2	11
Shares redeemed	—	—	(1)	(10)
	1	21	1,002	10,011
NET INCREASE	14,542	$143,037	1,207,491	$12,074,902

(a)	Commenced operations on November 30, 2012.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund				World Bond Fund
Share Class	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*
Class A
Actual	$1,000.00	$980.10		$4.07	$1,000.00	$986.40		$4.18	$1,000.00	$990.80		$5.19	$1,000.00	$1,012.50		$4.69	$1,000.00	$981.30		$5.26
Hypothetical 5% return	1,000.00	1,020.96	+	4.15	1,000.00	1,020.86	+	4.26	1,000.00	1,019.85	+	5.27	1,000.00	1,020.41	+	4.71	1,000.00	1,019.75	+	5.37
Class B
Actual	1,000.00	976.60		7.78	1,000.00	981.70		7.90	1,000.00	987.00		8.92	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.20	+	7.94	1,000.00	1,017.10	+	8.04	1,000.00	1,016.09	+	9.05	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	1,000.00	976.60		7.78	1,000.00	981.70		7.90	1,000.00	986.90		8.92	1,000.00	1,008.70		8.46	1,000.00	977.30		8.18
Hypothetical 5% return	1,000.00	1,017.20	+	7.94	1,000.00	1,017.10	+	8.04	1,000.00	1,016.09	+	9.05	1,000.00	1,016.64	+	8.49	1,000.00	1,016.80	+	8.34
Institutional
Actual	1,000.00	982.80		2.39	1,000.00	988.10		2.49	1,000.00	992.50		3.45	1,000.00	1,014.30		3.03	1,000.00	982.00		3.63
Hypothetical 5% return	1,000.00	1,022.66	+	2.43	1,000.00	1,022.56	+	2.54	1,000.00	1,021.61	+	3.50	1,000.00	1,022.06	+	3.04	1,000.00	1,021.41	+	3.70
Service
Actual	1,000.00	979.40		4.86	1,000.00	985.60		4.98	1,000.00	989.90		5.94	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.15	+	4.96	1,000.00	1,020.05	+	5.06	1,000.00	1,019.10	+	6.02	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	981.30		2.83	1,000.00	987.60		2.94	1,000.00	992.00		3.90	1,000.00	1,012.80		3.43	1,000.00	982.10		3.93
Hypothetical 5% return	1,000.00	1,022.21	+	2.89	1,000.00	1,022.11	+	2.99	1,000.00	1,021.16	+	3.95	1,000.00	1,021.66	+	3.45	1,000.00	1,021.11	+	3.70
Class R
Actual	1,000.00	979.80		5.31	1,000.00	984.20		5.42	N/A	N/A		N/A	1,000.00	1,011.30		6.00	1,000.00	978.90		6.60
Hypothetical 5% return	1,000.00	1,019.70	+	5.42	1,000.00	1,019.60	+	5.52	N/A	N/A		N/A	1,000.00	1,019.10	+	6.02	1,000.00	1,018.40	+	6.73

*	Expenses for each share class are calculated using each Fund's annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	0.82%	1.57%	1.57%	0.48%	0.98%	0.57%	1.07%
Core Plus Fixed Income	0.84	1.59	1.59	0.50	1.00	0.59	1.09
Global Income	1.04	1.79	1.79	0.69	1.19	0.78	N/A
Strategic Income	0.93	N/A	1.68	0.60	N/A	0.68	1.19
World Bond	1.06	N/A	1.65	0.73	N/A	0.79	1.33

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Core Plus Fixed Income, Goldman Sachs Global Income, Goldman Sachs Strategic Income and Goldman Sachs World Bond Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Income and World Bond Funds with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Advisers and their affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Advisers and their portfolio management teams;
(ii)	the groups within the Investment Advisers and their affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(iv)	the Investment Advisers’ financial resources and ability to hire and retain talented personnel and strengthen their operations; and
(v)	the parent company’s support of the Investment Advisers and their mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds (with the exception of the World Bond Fund, which commenced operations in 2012), as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Advisers (in the case of the Core Fixed Income, Core Plus Fixed Income and Global Income Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (except for the World Bond Fund) expense trends over time; and
(iii)	to the extent the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Advisers;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Advisers to limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Advisers and/or their affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds (except for the World Bond Fund) and the Trust as a whole to the Investment Advisers and their affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds, including the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Advisers;
(k)	information regarding portfolio trading and how the Investment Advisers carry out their duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Advisers’ general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Advisers’ processes and policies addressing various types of potential conflicts of interest; their approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Core Fixed Income, Core Plus Fixed Income and Global Income Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

their independent legal counsel, without representatives of the Investment Advisers or their affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. The Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also recognized that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (with the exception of the World Bond Fund, which commenced operations in 2012) to its peers using rankings and ratings (rankings only for the Strategic Income Fund) compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Advisers using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance (except for the World Bond Fund) over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds (except for the World Bond Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Core Fixed Income, Core Plus Fixed Income and Global Income Funds’ performance to that of comparable institutional composites managed by the Investment Advisers.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2013. They noted that the Core Plus Fixed Income Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. The Trustees also noted that the Global Income Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods, in the third quartile for the three-year period, and in the fourth quartile of the ten-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2013. They noted that the Strategic Income Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2013. The Trustees also noted that the Global Income and Strategic Income Funds had certain significant differences from their peer group and/or benchmark index that caused the peer group and/or benchmark index to be an imperfect basis for performance comparison. The Trustees noted that World Bond Fund had launched on November 30, 2012 and did not yet have a meaningful performance history. The Trustees also noted the addition of a key hire to the Investment Advisers’ staff in 2012.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

year in which it commenced operations), comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Advisers’ undertakings to limit certain expenses of the Funds that exceed specified levels. They also considered, to the extent that the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds (except for the World Bond Fund). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Advisers’ expense allocation methodology and an evaluation of the accuracy of the Investment Advisers’ profitability analysis calculations. Profitability data for the Trust and each Fund (except for the World Bond Fund) were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Core Fixed Income Fund	Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund
First $1 billion	0.40%	0.45%	0.65%	0.60%	0.65%
Next $1 billion	0.36	0.41	0.59	0.54	0.59
Next $3 billion	0.34	0.39	0.56	0.51	0.56
Next $3 billion	0.33	0.38	0.55	0.50	0.54
Over $8 billion	0.32	0.37	0.54	0.49	0.53
The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and the Investment Advisers’ undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Core Fixed Income and Strategic Income Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) improved servicing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley*

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin*

  * Effective as of October 15, 2013

** Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer** and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, England EC1 A7HD
GOLDMAN, SACHS & CO. Distributor and Transfer Agent

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 115432.MF.MED.TMPL/11/2013 / MSFISAR13 / 117K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2013